Share Classes: Class A | Class B | Class C | Class R

October 1, 2009
(as revised January 1, 2010)

PIMCO Funds Prospectus

Core

PIMCO High Yield Fund

Class A	PHDAX
Class B	PHDBX
Class C	PHDCX
Class R	PHYRX

PIMCO Low Duration Fund

Class A	PTLAX
Class B	PTLBX
Class C	PTLCX
Class R	PLDRX

PIMCO Short-Term Fund

Class A	PSHAX
Class B	PTSBX
Class C	PFTCX
Class R	PTSRX

PIMCO Total Return Fund

Class A	PTTAX
Class B	PTTBX
Class C	PTTCX
Class R	PTRRX

Inflation Protection

PIMCO CommodityRealReturn Strategy Fund®

Class A	PCRAX
Class B	PCRBX
Class C	PCRCX

PIMCO Real Return Fund

Class A	PRTNX
Class B	PRRBX
Class C	PRTCX
Class R	PRRRX

Allianz Global Investors

Prospectus	1

	Class A	Class B	Class C
Share Class & Ticker:	PCRAX	PCRBX	PCRCX

PIMCO CommodityRealReturn Strategy Fund®

INVESTMENT OBJECTIVE

The Fund seeks maximum real return, consistent with prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B or Class C shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by Allianz Funds, Allianz Multi-Strategy Funds, and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares—Class A, B, C and R Shares” section on page 29 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	5.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fees	0.99%	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses
Interest Expense(1)	0.36%	0.36%	0.36%
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses(2)(3)	1.69%	2.44%	2.44%
Fee Waiver(4)	(0.09%)	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses After Fee Waiver(5)	1.60%	2.35%	2.35%

(1)	Interest expense results from the Fund’s use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund’s use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 1.33%, 2.08% and 2.08% for Class A, Class B and Class C, respectively.

(3)	Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund’s prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)	PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund I Ltd. (the “Subsidiary”) to Pacific Investment Management Company LLC (“PIMCO”). The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(5)	Total Annual Fund Operating Expenses After Fee Waiver excluding interest expense is 1.24%, 1.99% and 1.99% for Class A, Class B and Class C, respectively.

Example The Example is intended to help you compare the cost of investing in Class A, Class B or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$704	$1,027	$1,373	$2,346
Class B	$738	$1,033	$1,455	$2,412
Class C	$338	$733	$1,255	$2,686

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$704	$1,027	$1,373	$2,346
Class B	$238	$733	$1,255	$2,412
Class C	$238	$733	$1,255	$2,686

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 979% of the average value of its portfolio.

2	PIMCO Funds

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. “Real Return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments.

The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

PRINCIPAL RISKS

Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Prospectus	3

PIMCO CommodityRealReturn Strategy Fund®

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Dow Jones-UBS Commodity Total Return Index (formerly named the Dow Jones-AIG Commodity Index Total Return) is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. Lipper Commodities Funds Average is a total return performance average of Funds that invest primarily in the equity securities of domestic and foreign companies engaged in trading commodities such as food, grains, metals, foreign currencies, futures contracts, and financial instruments, which can be interchangeable with another product of the same type. The index

4	PIMCO Funds

returns allow for a comparison of the Fund’s performance to an index of funds with similar investment objectives as the Fund. The Fund began operations on 6/28/02. Index comparisons began on 6/30/02.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/daily_All_A.jsp and quarterly updates at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/quarterly_All_A.jsp.

Calendar Year Total Returns — Class A*

*	The year-to date return as of June 30, 2009 is 14.31%. For the periods shown in the bar chart, the highest quarterly return was 16.61% in the first quarter of 2004, and the lowest quarterly return was -35.85% in the fourth quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	Fund Inception (6/28/02)
Class A Return Before Taxes	-46.81%	-2.56%	5.38%
Class A Return After Taxes on Distributions(1)	-52.26%	-6.80%	0.92%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-29.88%	-4.02%	2.49%
Class B Return Before Taxes	-46.01%	-2.37%	5.53%
Class C Return Before Taxes	-44.43%	-2.16%	5.54%
Dow Jones-UBS Commodity Total Return Index (reflects no deductions for fees, expenses or taxes)	-35.65%	0.23%	5.30%
Lipper Commodities Funds Average (reflects no deductions for sales charges or taxes)	-40.46%	-3.21%	2.06%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Mihir Worah. Mr. Worah is a Managing Director of PIMCO and he has managed the Fund since December 2007.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 22 of this prospectus.

Prospectus	5

	Class A	Class B	Class C	Class R
Share Class & Ticker:	PHDAX	PHDBX	PHDCX	PHYRX

PIMCO High Yield Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B, Class C or Class R shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by Allianz Funds, Allianz Multi-Strategy Funds, and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares—Class A, B, C and R Shares” section on page 29 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	3.50%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%
Other Expenses
Interest Expense(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.91%	1.66%	1.66%	1.16%

(1)	Interest expense results from the Fund’s use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund’s use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.90%, 1.65%, 1.65% and 1.15% for Class A, Class B, Class C and Class R, respectively.

Example The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example as-

sumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after five years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$464	$654	$860	$1,453
Class B	$519	$723	$952	$1,496
Class C	$269	$523	$902	$1,965
Class R	$118	$368	$638	$1,409

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$464	$654	$860	$1,453
Class B	$169	$523	$902	$1,496
Class C	$169	$523	$902	$1,965
Class R	$118	$368	$638	$1,409

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 354% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s Investors Services, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or

6	PIMCO Funds

private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the BofA Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of June 30, 2009 was 4.44 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. An investment

Prospectus	7

PIMCO High Yield Fund

in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Class B, C and R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table for Class R shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. Lipper High Current Yield Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. The index returns allow for a comparison of the Fund’s performance to an index of funds with similar investment objectives as the Fund.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/daily_All_A.jsp, and quarterly updates at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/quarterly_All_A.jsp.

Calendar Year Total Returns — Class A*

*	The year-to date return as of June 30, 2009 is 17.36%. For the periods shown in the bar chart, the highest quarterly return was 8.74% in the fourth quarter of 2002, and the lowest quarterly return was -13.14% in the fourth quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	10 Years
Class A Return Before Taxes	-26.83%	-1.31%	1.92%
Class A Return After Taxes on Distributions(1)	-28.84%	-3.69%	-0.86%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-17.17%	-2.26%	0.07%
Class B Return Before Taxes	-27.00%	-1.37%	1.78%
Class C Return Before Taxes	-25.25%	-1.29%	1.55%
Class R Return Before Taxes	-24.17%	-0.81%	2.06%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index (reflects no deductions for fees, expenses or taxes)	-23.31%	-0.34%	2.40%
Lipper High Current Yield Fund Average (reflects no deductions for sales charges or taxes)	-25.93%	-1.52%	1.21%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Andrew Jessop. Mr. Jessop is an Executive Vice President and he has managed the Fund since January 2010.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 22 of this prospectus.

8	PIMCO Funds

	Class A	Class B	Class C	Class R
Share Class & Ticker:	PTLAX	PTLBX	PTLCX	PLDRX

PIMCO Low Duration Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B, Class C or Class R shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by Allianz Funds, Allianz Multi-Strategy Funds, and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares—Class A, B, C and R Shares” section on page 29 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	0.75%	5.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.55%	0.50%
Other Expenses
Interest Expense(1)	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses(2)	0.88%	1.63%	1.18%	1.13%

(1)	Interest expense results from the Fund’s use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund’s use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.85%, 1.60%, 1.15% and 1.10% for Class A, Class B, Class C and Class R, respectively.

Example The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$313	$499	$702	$1,285
Class B	$666	$814	$1,087	$1,732
Class C	$220	$375	$649	$1,432
Class R	$115	$359	$622	$1,375

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$313	$499	$702	$1,285
Class B	$166	$514	$887	$1,732
Class C	$120	$375	$649	$1,432
Class R	$115	$359	$622	$1,375

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 223% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure of the

Prospectus	9

PIMCO Low Duration Fund

expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risks of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

10	PIMCO Funds

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Class B, C and R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table for Class R shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct Sovereign debt of the U.S. Government having a maturity of at least 1 year and less than 3 years. Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. The index returns allow for a comparison of the Fund’s performance to an index of funds with similar investment objectives as the Fund.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/daily_All_A.jsp and quarterly updates at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/quarterly_All_A.jsp.

Calendar Year Total Returns — Class A*

*	The year-to date return as of June 30, 2009 is 6.65%. For the periods shown in the bar chart, the highest quarterly return was 3.60% in the third quarter of 2007, and the lowest quarterly return was -3.89% in the third quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	10 Years
Class A Return Before Taxes	-3.89%	1.91%	3.61%
Class A Return After Taxes on Distributions(1)	-5.58%	0.53%	1.90%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-2.43%	0.85%	2.05%
Class B Return Before Taxes	-7.07%	1.27%	3.30%
Class C Return Before Taxes	-3.10%	1.87%	3.33%
Class R Return Before Taxes	-1.92%	2.12%	3.59%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	6.61%	4.06%	4.71%
Lipper Short Investment Grade Debt Fund Average (reflects no deductions for sales charges or taxes)	-5.92%	0.83%	3.16%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since its inception in May 1987.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 22 of this prospectus.

Prospectus	11

	Class A	Class B	Class C	Class R
Share Class & Ticker:	PRTNX	PRRBX	PRTCX	PRRRX

PIMCO Real Return Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum real return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B, Class C or Class R shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by Allianz Funds, Allianz Multi-Strategy Funds, and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares—Class A, B, C and R Shares” section on page 29 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	5.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.75%	0.50%
Other Expenses
Interest Expense(1)	0.25%	0.22%	0.24%	0.29%
Total Annual Fund Operating Expenses(2)	1.15%	1.87%	1.64%	1.44%

(1)	Interest expense results from the Fund’s use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund’s use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.90%, 1.65%, 1.40%, and 1.15% for Class A, Class B, Class C and Class R, respectively.

Example The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$488	$727	$984	$1,720
Class B	$690	$888	$1,211	$1,914
Class C	$267	$517	$892	$1,944
Class R	$147	$456	$787	$1,724

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$488	$727	$984	$1,720
Class B	$190	$588	$1,011	$1,914
Class C	$167	$517	$892	$1,944
Class R	$147	$456	$787	$1,724

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 915% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. Inflation-indexed bonds are

12	PIMCO Funds

fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index (formerly named the Lehman Brothers U.S. TIPS Index) will be calculated using the same conversion factors. The effective duration of this Fund normally varies within three years (plus or minus) of the effective duration of the Barclays Capital U.S. TIPS Index which as of June 30, 2009, as converted, was 6.38 years.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risks of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Prospectus	13

PIMCO Real Return Fund

Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Class B, C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table for Class R shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to 10/97 represents returns of the Barclays Capital Inflation Notes Index. Prior to November 1, 2008, this index was published by Lehman Brothers. Lipper Treasury Inflation-Protected

Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The index returns allow for a comparison of the Fund’s performance to an index of funds with similar investment objectives as the Fund.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/daily_All_A.jsp, and quarterly updates at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/quarterly_All_A.jsp.

Calendar Year Total Returns — Class A*

*	The year-to date return as of June 30, 2009 is 10.13%. For the periods shown in the bar chart, the highest quarterly return was 7.58% in the third quarter of 2002, and the lowest quarterly return was -5.87% in the third quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	10 Years
Class A Return Before Taxes	-9.64%	2.16%	6.08%
Class A Return After Taxes on Distributions(1)	-12.03%	0.01%	3.67%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-6.23%	0.65%	3.81%
Class B Return Before Taxes	-11.86%	1.71%	5.85%
Class C Return Before Taxes	-8.17%	2.28%	5.88%
Class R Return Before Taxes	-7.08%	2.53%	6.13%
Barclays Capital U.S. TIPS Index (reflects no deductions for fees, expenses or taxes)	-2.35%	4.07%	6.79%
Lipper Treasury Inflation-Protected Securities Fund Average (reflects no deductions for sales charges or taxes)	-3.98%	3.27%	5.71%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return

14	PIMCO Funds

before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Mihir Worah. Mr. Worah is a Managing Director of PIMCO and he has managed the Fund since December 2007.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 22 of this prospectus.

Prospectus	15

	Class A	Class B	Class C	Class R
Share Class & Ticker:	PSHAX	PTSBX	PFTCX	PTSRX

PIMCO Short-Term Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B, Class C or Class R shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by Allianz Funds, Allianz Multi-Strategy Funds, and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares—Class A, B, C and R Shares” section on page 29 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	0.50%	5.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.55%	0.50%
Other Expenses
Interest Expense(1)	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses(2)	0.85%	1.60%	1.15%	1.10%

(1)	Interest expense results from the Fund’s use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund’s use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.80%, 1.55%, 1.10% and 1.05% for Class A, Class B, Class C and Class R, respectively.

Example The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$310	$490	$686	$1,250
Class B	$663	$805	$1,071	$1,699
Class C	$217	$365	$633	$1,398
Class R	$112	$350	$606	$1,340

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$310	$490	$686	$1,250
Class B	$163	$505	$871	$1,699
Class C	$117	$365	$633	$1,398
Class R	$112	$350	$606	$1,340

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 582% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for

16	PIMCO Funds

interest rates and will normally not exceed one year. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected not to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risks of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	17

PIMCO Short-Term Fund

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Class B, C and R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table for Class R shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. Lipper Ultra-Short Obligation Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. The index returns allow for a comparison of the Fund’s performance to an index of funds with similar investment objectives as the Fund.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/daily_All_A.jsp and quarterly updates at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/quarterly_All_A.jsp.

Calender Year Total Returns — Class A*

*	The year-to date return as of June 30, 2009 is 6.27%. For the periods shown in the bar chart, the highest quarterly return was 2.04% in the fourth quarter of 2000, and the lowest quarterly return was -2.03% in the fourth quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/08)	1 Years	5 Years	10 Years
Class A Return Before Taxes	-3.86%	1.60%	2.93%
Class A Return After Taxes on Distributions(1)	-5.42%	0.33%	1.48%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-2.31%	0.66%	1.63%
Class B Return Before Taxes	-7.04%	0.95%	2.63%
Class C Return Before Taxes	-2.87%	1.76%	2.86%
Class R Return Before Taxes	-1.89%	1.80%	2.97%
Citigroup 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	1.80%	3.10%	3.30%
Lipper Ultra-Short Obligation Fund Average (reflects no deductions for sales charges or taxes)	-5.96%	0.86%	2.76%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Paul A. McCulley. Mr. McCulley is a Managing Director of PIMCO and he has managed the Fund since September 1999.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 22 of this prospectus.

18	PIMCO Funds

	Class A	Class B	Class C	Class R
Share Class & Ticker:	PTTAX	PTTBX	PTTCX	PTRRX

PIMCO Total Return Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B, Class C or Class R shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by Allianz Funds, Allianz Multi-Strategy Funds, and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares—Class A, B, C and R Shares” section on page 29 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	3.50%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%
Other Expenses
Interest Expense(1)	0.18%	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses(2)	1.08%	1.83%	1.83%	1.33%

(1)	Interest expense results from the Fund’s use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund’s use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.90%, 1.65%,, 1.65%, and 1.15% for Class A, Class B, Class C and Class R, respectively.

Example The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Year	5 Years	10 Years
Class A	$481	$706	$948	$1,643
Class B	$536	$776	$1,040	$1,686
Class C	$286	$576	$990	$2,148
Class R	$135	$421	$729	$1,601

If you do not redeem your shares:

	1 Year	3 Year	5 Years	10 Years
Class A	$481	$706	$948	$1,643
Class B	$186	$576	$990	$1,686
Class C	$186	$576	$990	$2,148
Class R	$135	$421	$729	$1,601

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 300% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—

Prospectus	19

PIMCO Total Return Fund

Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of June 30, 2009 was 4.30 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

The Fund invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities

will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risks of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

20	PIMCO Funds

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Class B, C and R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table for Class R shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Prior to November 1, 2008, this index was published by Lehman Brothers. Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. The index returns allow for a comparison of the Fund’s performance to an index of funds with similar investment objectives as the Fund.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/daily_All_A.jsp and quarterly updates at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/quarterly_All_A.jsp.

Calendar Year Total Returns — Class A*

*	The year-to date return as of June 30, 2009 is 6.06%. For the periods shown in the bar chart, the highest quarterly return was 6.37% in the third quarter of 2001, and the lowest quarterly return was -2.30% in the second quarter of 2004.

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	10 Years
Class A Return Before Taxes	0.41%	3.87%	5.34%
Class A Return After Taxes on Distributions(1)	-2.51%	1.99%	3.16%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	0.55%	2.25%	3.26%
Class B Return Before Taxes	0.22%	3.81%	5.19%
Class C Return Before Taxes	2.59%	3.89%	4.95%
Class R Return Before Taxes	4.07%	4.41%	5.48%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.24%	4.65%	5.63%
Lipper Intermediate Investment Grade Debt Fund Average (reflects no deductions for sales charges or taxes)	-4.37%	1.76%	4.07%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for the Class B, Class C and Class R shares will vary.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since its inception on May 11, 1987.

Prospectus	21

Summary of Other Important Information Regarding Fund Shares

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 22 of this prospectus.

PURCHASE AND SALE OF FUND SHARES

Shares of a Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Distributor.

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The minimum initial investment for Class A, Class B and Class C shares of a Fund is $1,000 and $50 for each minimum subsequent investment, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Effective November 1, 2009, Class B shares are no longer available for purchase, except through exchanges and dividend reinvestments as described in “Sales of Class B shares” in each Fund’s prospectus. You may purchase or sell (redeem) all or part of your Fund shares through a broker, dealer, or other financial intermediary, or directly from the Trust by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) as further described in each Fund’s prospectus. The Distributor reserves the right to require payment by wire or U.S. Bank check.

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There is no minimum initial or minimum additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans which wish to invest directly by mail should send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to: Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050.

TAX INFORMATION

A Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Class A, Class B, Class C or Class R shares of the Fund and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund(s) over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

22	PIMCO Funds

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Interest Rate Risk	Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Credit Risk	A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk	Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk	The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk	The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk	The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The CommodityRealReturn Strategy Fund® and the Subsidiary each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the CommodityRealReturn Strategy Fund® and the Subsidiary may be more susceptible to risks associated with those sectors.

Mortgage-Related and Other Asset-Backed Risk	Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization,

24	PIMCO Funds

expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Emerging Markets Risk	Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk	If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk	Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

Leveraging Risk	Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or “earmark” liquid assets or otherwise cover transactions that may give rise to such risk. The CommodityRealReturn Strategy Fund®’s Subsidiary will comply with these asset segregation or “earmarking” requirements to the same extent as the Fund. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Management Risk	The Funds and the CommodityRealReturn Strategy Fund®’s Subsidiary are subject to management risk because they are actively managed investment portfolios. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds and the Subsidiary, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Short Sale Risk	A Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Tax Risk

The CommodityRealReturn Strategy Fund® gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The Fund may also gain exposure indirectly to commodity

Prospectus	25

markets by investing in its Subsidiary, which invests primarily in commodity-linked derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.

As more fully described below under “Tax Consequences—A Note on the CommodityRealReturn Strategy Fund®,” the Internal Revenue Service (the “IRS”) issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the IRS has issued a private letter ruling to the Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued another private letter ruling to the Fund in which the IRS specifically concluded that income derived from the Fund’s investment in its Subsidiary will also constitute qualifying income to the Fund.

Based on such rulings, the Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary. The use of commodity index-linked notes and investments in the Subsidiary involve specific risks. See “Characteristics and Risks of Securities and Investment Techniques—Derivatives—A Note on the CommodityRealReturn Strategy Fund®” below for further information regarding commodity index-linked notes, including the risks associated with these instruments. In addition, see “Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary” below for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary.

Subsidiary Risk	By investing in the Subsidiary, the CommodityRealReturn Strategy Fund® is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund.

Management of the Funds

Investment Adviser and Administrator	PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters. PIMCO also serves as the investment adviser for the CommodityRealReturn Strategy Fund®’s Subsidiary.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2009, PIMCO had approximately $940 billion in assets under management.

Management Fees	Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee.

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Advisory Fee.  Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2009, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

	Advisory Fees
Fund Name	Class A	Class B	Class C	Class R
CommodityRealReturn Strategy Fund	0.49%	0.49%	0.49%	N/A
High Yield Fund	0.25%	0.25%	0.25%	0.25%
Low Duration Fund	0.25%	0.25%	0.25%	0.25%
Real Return Fund	0.25%	0.25%	0.25%	0.25%
Short-Term Fund	0.25%	0.25%	0.25%	0.25%
Total Return Fund	0.25%	0.25%	0.25%	0.25%

26	PIMCO Funds

A discussion of the basis for the Board of Trustees’ approval of the Funds’ investment advisory contract is available in the Funds’ Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2009.

As discussed in its “Principal Investments and Strategies” section, the CommodityRealReturn Strategy Fund® may pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays PIMCO a management fee and administration fee at the annual rates of 0.49% and 0.20%, respectively. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the CommodityRealReturn Strategy Fund® in an amount equal to the management fee and administration fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

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Supervisory and Administrative Fee.  Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Class A, Class B, Class C and Class R shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for Class A, Class B, Class C and Class R shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Class A, Class B, Class C and Class R shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2009, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class’ shares taken separately):

	Supervisory and Administrative Fee
Fund Name	Class A	Class B	Class C	Class R
CommodityRealReturn Strategy Fund	0.50%	0.50%	0.50%	N/A
Short-Term Fund	0.30%	0.30%	0.30%	0.30%
Low Duration Fund	0.35%	0.35%	0.35%	0.35%
High Yield Fund	0.40%	0.40%	0.40%	0.40%
Real Return Fund	0.40%	0.40%	0.40%	0.40%
Total Return Fund	0.40%	0.40%	0.40%	0.40%

Individual Portfolio Managers	The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since		Recent Professional Experience
High Yield	Andrew Jessop	1/10		Executive Vice President of PIMCO. Mr. Jessop joined PIMCO in 2009, as a senior portfolio manager and head of the high yield team. Prior to joining PIMCO, he was a managing director, portfolio manager and co-head of the high yield group at Goldman Sachs Asset Management, where he spent twelve years.

Low Duration Total Return	William H. Gross	5/87 5/87	* *	Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO. Mr. Gross has been associated with PIMCO since 1971.

Short-Term	Paul A. McCulley	8/99		Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide.

Real Return CommodityRealReturn Strategy®	Mihir Worah	12/07 12/07		Executive Vice President, PIMCO. Mr. Worah is a Portfolio Manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team.

*	Since inception of the Fund.

Information about each Fund’s individual portfolio manager is provided in each Fund’s Fund summary. Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation and the portfolio managers’ ownership of shares of the Funds.

Prospectus	27

Distributor	The Trust’s Distributor is Allianz Global Investors Distributors LLC (“AGID” or “Distributor”), an indirect subsidiary of Allianz Global Investors of America L.P. (“AGI”), PIMCO’s parent company. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

Regulatory and Litigation Matters	PIMCO and the Trust are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management currently believes that the complaint is without merit and PIMCO and the Trust intend to vigorously defend against this action.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

In October 2007, the PIMCO High Yield Fund was named in an amended complaint filed in connection with an adversary proceeding brought by the Adelphia Recovery Trust relating to the bankruptcy of Adelphia Communications Corporation (“Adelphia”) in the Southern District of New York. The plaintiff alleged that investment banks and agent banks were instrumental in developing a form of financing for Adelphia and its affiliates, known as co-borrowing facilities. According to the amended complaint, the co-borrowing facilities facilitated Adelphia’s fraud and concealed its corporate looting, and the banks who structured or made the loans knew that Adelphia was misappropriating and misusing a significant portion of the proceeds. The amended complaint asserted that such bank loans were tainted and that the purchasers of bank debt, such as the PIMCO High Yield Fund, who received payments from Adelphia on account of the bank debt, received voidable payments subject to the infirmities caused by the conduct of their transferors. The amended complaint sought to recover the payments made by Adelphia or its affiliates to the defendants, including the PIMCO High Yield Fund, by reason of the co-borrowing facilities and the disgorgement of the consideration paid to the bank debt under the Adelphia plan of reorganization. No wrongdoing was alleged against the PIMCO High Yield Fund. PIMCO and other non-agent lenders filed motions to dismiss all claims pleaded against them in the amended complaint. On June 27, 2008, the District Court Judge to whom the case was assigned issued an opinion dismissing all claims against the non-agent lenders, including PIMCO. The Judge held that the plaintiff lacked standing to bring the claims since all creditors of the debtor in the Adelphia bankruptcy were paid in full. The non-agent lenders filed a motion for entry of final judgments pursuant to Federal Rule of Civil Procedure so that the plaintiff can take an immediate appeal of the order that disposes of any remaining claims against the non-agent lenders. It is the intent that the status of the claims against the non-agent lenders can be finally determined by the Second Circuit. A stipulation and agreed order to this effect have been submitted to the District Court by counsel for the plaintiff and the non-agent lenders. The District Court has entered the order. The plaintiff has filed a notice of appeal of the ruling to the Second Circuit. As a general rule, it can be expected such an appeal will take a year or more to be fully determined.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to the Funds. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

28	PIMCO Funds

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Classes of Shares—Class A, B, C and R Shares

The Trust offers investors Class A, Class B, Class C and Class R shares in this prospectus. Subject to the qualifications described below under “Sale of Class B shares,” effective November 1, 2009, Class B shares of the Funds are no longer available for purchase. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Statement of Additional Information and can be obtained free of charge from the Distributor.

Class A Shares	•

You pay an initial sales charge when you buy Class A shares of any Fund. The maximum initial sales charge is 2.25% for the Low Duration and Short-Term Funds, 3.75% for the High Yield, Real Return and Total Return Funds, and 5.50% for the CommodityRealReturn Strategy Fund®. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•

You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Statement of Additional Information for details.

•	Class A shares are subject to lower 12b-1 fees than Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class C shareholders.

•

You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Statement of Additional Information for details.

Class B Shares	•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

•

You normally pay a CDSC of up to 5% if you redeem Class B shares of the CommodityRealReturn Strategy, Low Duration, Real Return and Short-Term Funds during the first six years after your initial purchase. You normally pay a CDSC of up to 3.5% if you redeem Class B shares of all other Funds during the first five years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem Class B shares of the CommodityRealReturn Strategy, Low Duration, Real Return and Short-Term Funds during the seventh year and thereafter. You pay no CSDC if you redeem Class B shares of all other Funds during the sixth year or thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

•

Class B shares of the Low Duration and Short-Term Funds are subject to higher 12b-1 fees than Class A shares for the first eight years they are held (seven years for Class B shares purchased prior to January 1, 2002). Class B shares of all other Funds are subject to higher 12b-1 fees than Class A shares for the first five years they are held (eight years for Class B shares purchased from January 1, 2002 through September 30, 2004). During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class B shares of the CommodityRealReturn Strategy, Low Duration, Real Return and Short-Term Funds automatically convert into Class A shares after they have been held for eight years. Class B shares of all other Funds convert to Class A shares after they have been held for five years (eight years for Class B shares purchased from January 1, 2002 through September 30, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

Prospectus	29

Class C Shares	•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•

You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class C shares do not convert into any other class of shares.

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges —Class A Shares	This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount.

Low Duration and Short-Term Funds —Class A Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	2.30%	2.25%
$100,000–$249,999	1.27%	1.25%
$250,000 +	0.00%*	0.00%*

*	As shown, investors that purchase $250,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, certain purchasers of $250,000 or more of Class A shares may be subject to a contingent deferred sales charge of 0.75% (in the case of the Low Duration Fund) and 0.50% (in the case of the Short-Term Fund) if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

High Yield, Real Return and Total
Return Funds—
Class A Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	3.90%	3.75%
$100,000–$249,999	3.36%	3.25%
$250,000–$499,999	2.30%	2.25%
$500,000–$999,999	1.78%	1.75%
$1,000,000 +	0.00%**	0.00%**

CommodityReal
Return Strategy
Fund®—Class A
Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%**	0.00%**

**	As shown, investors that purchase $1,000,000 or more of any Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

30	PIMCO Funds

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust, Allianz Funds or Allianz Multi-Strategy Funds that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).  A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A shares (the “Right of Accumulation” or “Cumulative Quality Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor.

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member); or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

(iii) an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Statement of Additional Information.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Fund; employees of PIMCO and the Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of

Prospectus	31

the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge and in a clear and prominent format, on the Distributor’s Web site at www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares	Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

Purchased On or

After October 1, 2004

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	3.50%
Second	2.75%
Third	2.00%
Fourth	1.25%
Fifth	0.50%
Sixth and thereafter	0%*

*	After the fifth year, Class B shares convert into Class A shares.

Class B Shares

Purchased Prior to

October 1, 2004*

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	0%**

*	This schedule applies to all Class B shares of the CommodityRealReturn Strategy, Low Duration, Real Return and Short-Term Funds, regardless of the date of purchase.
**	After the eighth year, Class B shares convert into Class A shares.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 ($250,000 in the case of the Low Duration and Short-Term Funds) or more of Class A shares (and, thus, pay no initial sales charge) of a Fund will be subject to a 1% CDSC (0.50% and 0.75% in the case of the Short-Term and Low Duration Funds, respectively) if the shares

32	PIMCO Funds

are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs will be Calculated—Shares Purchased After December 31, 2001	A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

•

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

•	CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

•	In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 3.5%, the Class B CDSC would be $70.

Reductions and Waivers of Initial Sales Charges and CDSCs	The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details. The Statement of Additional Information is available free of charge from the Distributor.

Sales of Class B Shares	Effective November 1, 2009 (the “Closing Date”), Class B shares of the Funds are no longer available for purchase, except through exchanges and dividend reinvestments as discussed below. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule, as outlined above in “Class B Shares.” Dividends and capital gain distributions paid on outstanding Class B shares may continue to be reinvested in Class B shares in accordance with the Funds’ current policies. In addition, Class B shareholders may continue to exchange their shares for Class B shares of other Funds, or for series of Allianz Funds and Allianz Funds Multi-Strategy Trust that have Class B shares outstanding in accordance with the Funds’ current policies. Effective on and after the Closing Date, Class B shareholders who have direct accounts with the Funds that involve recurring investments in Class B shares, including through automated investment plans such as the Allianz Funds and PIMCO Funds Auto-Invest program, will have such recurring investments automatically redirected into Class A shares of the same Fund at net asset value, without any sales charges (loads). All other features of Class B shares, including Rule 12b-1 distribution and service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. The Trust and the Distributor each reserves the right at any time to modify or eliminate these policies and restrictions, including on a case-by-case basis. Please call the Distributor at 1-800-426-0107, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

Class R Shares—Specified Benefit Plans

Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or PIMCO to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds

Prospectus	33

through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs (except through omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary (“financial service firm”) authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See “Buying Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, PIMCO or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Distributor may pay a financial service firm or specified benefit plan an additional amount not to exceed 0.20% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This prospectus should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

Distribution and Servicing (12b-1) Plans	The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

There is a separate 12b-1 Plan for each class of shares offered in this prospectus. Class A shares pay only servicing fees. Class B, Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
All Funds	0.25%	0.00%

34	PIMCO Funds

Class B	Servicing Fee	Distribution Fee
All Funds	0.25%	0.75%

Class C
Low Duration Fund	0.25%	0.30%
Short-Term Fund
All other Funds	0.25%	0.75%

Class R
All Funds	0.25%	0.25%

Because distribution fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class B, Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class B, Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for five years (eight years for Class B shares of the CommodityRealReturn Strategy, Low Duration, Real Return and Short-Term Funds and for B shares of all other Funds purchased from January 1, 2002 through September 30, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms	Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission, depending upon the Fund involved, of up to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, AGID, PIMCO and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The payments described above are made at the Distributor’s expense. These payments may be made to financial firms selected by the Distributor, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate, although the actual termination date is not

Prospectus	35

known. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Funds with such investment consultants or their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

How Fund Shares Are Priced

The NAV of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAVs are calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

36	PIMCO Funds

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed below under “Abusive Trading Practices.”

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the Statement of Additional Information, which can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Statement of Additional Information provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate the initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Prospectus	37

Calculation of Share Price and Redemption Payments	When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC. NAVs are determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the NYSE Close and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day’s NAV). Please see the Statement of Additional Information for details.

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If your purchase or redemption order is received by the Distributor on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (according to the succeeding day’s NAV).

Buying Shares—Classes A, B and C	You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•

Directly from the Distributor.  To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

Buying Shares—Class R Shares	Class R shares of each Fund are continuously offered to specified benefit plans. See “Class R shares—Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

38	PIMCO Funds

Specified benefit plans which wish to invest directly by mail should send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate the relevant account number. Investors should call the Distributor at 1-800-426-0107 if they have any questions regarding purchases by mail.

Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

Investment Minimums	The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

There is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may expose the Funds to risks associated with market timing activities. For example, since some of the Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund’s non-U.S. portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio

Prospectus	39

holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of a Fund’s portfolio securities. See “How Fund Shares Are Priced” above for more information.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund.

Minimum Account Size	Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares	You may exchange your Class A, Class B, Class C or Class R shares of any Fund for the same Class of shares of any other fund of the Trust or a fund of Allianz Funds or Allianz Multi-Strategy Funds that offers the same Class of shares, subject to any restriction on exchanges set forth in the applicable fund’s prospectus. In addition, you may exchange your Class A, Class B or Class C shares of any Fund for any interval funds that are, or may be, established and managed by Allianz Global Investors Fund Management LLC (“AGIFM”), an affiliate of PIMCO, and its affiliates. See “Exchanges for Interval Funds” below.

Exchanges of Class A, B and C shares are subject to the $1,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds and Allianz Funds Auto-Exchange plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this prospectus and “Taxation” in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. You can get an exchange form by calling the Distributor at 1-800-426-0107.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B, C and R shares.

Exchanges for Interval Funds.  As noted above, you may exchange your Class A, Class B and Class C shares of any Fund for shares of interval funds that may be established and managed by AGIFM and its affiliates in the

40	PIMCO Funds

future. Like other exchanges, your shares of a Fund will be exchanged for shares of an interval fund on the basis of their respective NAVs, next calculated after your exchange order is received by the Distributor. Unlike the Funds and other open-end investment companies, interval funds do not allow for daily redemptions, and instead make quarterly offers to repurchase from 5% to 25% of their shares at net asset value. Further, unlike many closed-end investment companies, shares of interval funds are not publicly traded and there is generally no secondary market for their shares. Therefore, shares of interval funds have limited liquidity and you may not be able to sell or exchange such shares when and/or in the amount that you desire.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

Selling Shares—Class A, B and C	You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

•

Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal

Prospectus	41

Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Selling Shares—Class R Shares	Class R shares may be redeemed through the investor’s plan administrator on any day the NYSE is open. Investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although specified benefit plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Other Redemption Information	Redemptions of all Classes of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

Timing of Redemption Payments	Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Redemptions In Kind	The Trust will redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may

42	PIMCO Funds

request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee	When a signature guarantee is called for, a “Medallion” signature guarantee will be required. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within thirty days after receipt of your request by the Trust, the Trust will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the distribution fees applicable to certain classes of shares. The following table shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly
All Funds (other than the Commodity RealReturn Strategy Fund®)	•
Commodity RealReturn Strategy Fund®		•

Prospectus	43

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•

Invest all distributions in shares of the same class of any other fund of the Trust, Allianz Funds, or Allianz Multi-Strategy Funds which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

Tax Consequences

•

Taxes on Fund distributions.  If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

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Taxes when you sell (redeem) or exchange your shares.  Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

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Returns of capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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A Note on the CommodityRealReturn Strategy Fund®.  One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued a private letter ruling to the Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying

44	PIMCO Funds

income. In addition, the IRS has also issued another private letter ruling to the Fund in which the IRS specifically concluded that income derived from the Fund’s investment in its Subsidiary will also constitute qualifying income to the Fund, even if the Subsidiary itself owns commodity-linked swaps. Based on such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary.

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A Note on the CommodityRealReturn Strategy and Real Return Funds.  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in each affected Fund’s gross income. Due to original issue discount, each affected Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause each affected Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

This “Tax Consequences” section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Securities Selection	Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

Fixed Income Instruments	“Fixed Income Instruments,” as used generally in this prospectus, includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-backed securities;

•	inflation-indexed bonds issued both by governments and corporations;

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•	structured notes, including hybrid or “indexed” securities and event-linked bonds;

•	loan participations and assignments;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

•	obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds may invest in derivatives based on Fixed Income Instruments.

Duration	Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point.

U.S. Government Securities	U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds	Municipal Bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). While still tax-exempt, pre-refunded Municipal Bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The

46	PIMCO Funds

escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Funds may invest, without limitation, in residual interest bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying Municipal Bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying Municipal Bond.

Mortgage-Related and Other Asset-Backed Securities	Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

Each Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Certain Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments	Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

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Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities	Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Variable and Floating Rate Securities	Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, each Fund may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds	Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure	Each Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Each Fund (except the Total Return Fund) may invest in convertible securities and equity securities. The Total Return Fund may not invest in equity securities but may invest in convertible securities that are not considered

48	PIMCO Funds

equities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

The CommodityRealReturn Strategy Fund® may invest in equity securities of issuers in commodity-related industries. When investing directly in equity securities, a Fund will not be limited to only those equity securities with any particular weighting in such Fund’s respective benchmark index, if any. Generally, the Funds may consider investing directly in equity securities when derivatives on the underlying securities appear to be overvalued.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities	Each Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities

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markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities.  Each Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to emerging market countries. The Short-Term Fund may invest up to 5% of its total assets in such securities and instruments, and each other Fund is subject to the limitation on investment in emerging market securities and instruments noted in the Fund’s Fund Summary. PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

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Foreign (Non-U.S.) Currencies	A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

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Foreign Currency Transactions.  Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings	Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Derivatives	Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). Each Fund may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

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A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange traded fund would not correlate perfectly with the index upon which the exchange traded fund is based because the fund’s return is net of fees and expenses. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•

A Note on the CommodityRealReturn Strategy Fund®.  In light of certain revenue rulings and private letter rulings issued to the CommodityRealReturn Strategy Fund® by the IRS, as discussed above under “Tax

52	PIMCO Funds

Consequences—A Note on the CommodityRealReturn Strategy Fund®,” the Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in its Subsidiary (as discussed below). The Fund may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodities futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.

These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Fund may also invest in other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

As described below under “Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary,” the Fund may gain exposure to commodity markets by investing in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The IRS issued a revenue ruling that limits the extent to which the Fund may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See “Tax Consequences—A Note on the CommodityRealReturn Strategy Fund®,” above for further information.

Investments in Wholly-Owned Subsidiary	Investments in the Subsidiary are expected to provide the CommodityRealReturn Strategy Fund® with exposure to the commodity markets within the limitations of the Subchapter M of the Code and recent IRS revenue rulings, as discussed above under “Tax Consequences—A Note on the CommodityRealReturn Strategy Fund®.”

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Fund’s investment in the Subsidiary will likely increase. The Subsidiary will also invest in inflation-indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives position. To the extent that the CommodityRealReturn Strategy Fund® invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this prospectus.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund.

Prospectus	53

Exchange-Traded Notes	Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities	Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions	Each Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked” to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security.

Investment in Other Investment Companies	Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The limitation described in the foregoing sentence shall not apply to the CommodityRealReturn Strategy Fund’s investment in its Subsidiary. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity Fixed Income Instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

54	PIMCO Funds

Short Sales	A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. Each Fund making a short sale (other than a “short sale against the box”) must segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities	Each Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities	For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Temporary Defensive Strategies	For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies	The investment objective of each Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations	Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. The High Yield Fund has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily

Prospectus	55

sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

56	PIMCO Funds

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Prospectus	57

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or class commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is available free of charge upon request from the Distributor. The annual report is also available for download free of charge at http://www.allianzinvestors.com.

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
CommodityRealReturn Strategy Fund®
Class A
03/31/2009	$18.17	$0.32	$(9.56)	$(9.24)	$(0.65)	$(2.09)
03/31/2008	14.50	0.63	4.03	4.66	(0.99)	0.00
03/31/2007	13.93	0.36	0.72	1.08	(0.51)	0.00
03/31/2006	16.22	0.59	(0.17)	0.42	(1.82)	(0.07)
03/31/2005	15.65	0.38	1.14	1.52	(0.77)	(0.18)
Class B
03/31/2009	18.01	0.22	(9.48)	(9.26)	(0.55)	(2.09)
03/31/2008	14.37	0.51	4.00	4.51	(0.87)	0.00
03/31/2007	13.81	0.24	0.72	0.96	(0.40)	0.00
03/31/2006	16.14	0.47	(0.18)	0.29	(1.73)	(0.07)
03/31/2005	15.59	0.27	1.12	1.39	(0.66)	(0.18)
Class C
03/31/2009	17.98	0.22	(9.45)	(9.23)	(0.56)	(2.09)
03/31/2008	14.35	0.51	3.99	4.50	(0.87)	0.00
03/31/2007	13.79	0.24	0.72	0.96	(0.40)	0.00
03/31/2006	16.12	0.46	(0.17)	0.29	(1.72)	(0.07)
03/31/2005	15.57	0.27	1.12	1.39	(0.66)	(0.18)
High Yield Fund
Class A
03/31/2009	$9.20	$0.63	$(2.62)	$(1.99)	$(0.58)	$0.00
03/31/2008	9.94	0.65	(0.71)	(0.06)	(0.67)	(0.01)
03/31/2007	9.77	0.65	0.18	0.83	(0.65)	(0.01)
03/31/2006	9.70	0.67	0.08	0.75	(0.68)	0.00
03/31/2005	9.69	0.63	0.02	0.65	(0.64)	0.00
Class B
03/31/2009	9.20	0.58	(2.63)	(2.05)	(0.52)	0.00
03/31/2008	9.94	0.58	(0.71)	(0.13)	(0.60)	(0.01)
03/31/2007	9.77	0.58	0.17	0.75	(0.57)	(0.01)
03/31/2006	9.70	0.59	0.08	0.67	(0.60)	0.00
03/31/2005	9.69	0.56	0.01	0.57	(0.56)	0.00
Class C
03/31/2009	9.20	0.58	(2.63)	(2.05)	(0.52)	0.00
03/31/2008	9.94	0.58	(0.71)	(0.13)	(0.60)	(0.01)
03/31/2007	9.77	0.57	0.18	0.75	(0.57)	(0.01)
03/31/2006	9.70	0.59	0.08	0.67	(0.60)	0.00
03/31/2005	9.69	0.56	0.01	0.57	(0.56)	0.00
Class R
03/31/2009	9.20	0.62	(2.63)	(2.01)	(0.56)	0.00
03/31/2008	9.94	0.62	(0.70)	(0.08)	(0.65)	(0.01)
03/31/2007	9.77	0.62	0.18	0.80	(0.62)	(0.01)
03/31/2006	9.70	0.65	0.07	0.72	(0.65)	0.00
03/31/2005	9.69	0.60	0.02	0.62	(0.61)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.69%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.49%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.29%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.28%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.25%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.08%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.04%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.03%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.00%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.44%.

58	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(2.74)	$6.19	(51.10)%	$1,011,097	1.60	%(b)	1.24	%(c)	2.49%	979%
0.00	(0.99)	18.17	33.35	2,493,012	1.25	(d)	1.24	(e)	4.04	697
0.00	(0.51)	14.50	7.95	1,987,771	1.24	(f)	1.24	(f)	2.49	603
(0.82)	(2.71)	13.93	1.74	2,430,814	1.24		1.24		3.73	292
0.00	(0.95)	16.22	10.37	1,864,428	1.24		1.24		2.47	264

0.00	(2.64)	6.11	(51.50)	84,196	2.35	(k)	1.99	(g)	1.75	979
0.00	(0.87)	18.01	32.48	245,252	2.00	(h)	1.99	(i)	3.32	697
0.00	(0.40)	14.37	7.11	228,623	1.99	(j)	1.99	(j)	1.70	603
(0.82)	(2.62)	13.81	0.93	302,114	1.99		1.99		3.02	292
0.00	(0.84)	16.14	9.53	287,035	1.99		1.99		1.75	264

0.00	(2.65)	6.10	(51.47)	429,408	2.35	(k)	1.99	(g)	1.73	979
0.00	(0.87)	17.98	32.45	1,143,836	2.00	(h)	1.99	(c)	3.33	697
0.00	(0.40)	14.35	7.11	1,053,975	1.99	(j)	1.99	(j)	1.69	603
(0.83)	(2.62)	13.79	0.94	1,452,885	1.99		1.99		2.97	292
0.00	(0.84)	16.12	9.53	1,253,299	1.99		1.99		1.77	264

$(0.07)	$(0.65)	$6.56	(22.34)%	$622,918	0.91%		0.90%		8.05%	354%
0.00	(0.68)	9.20	(0.71)	746,475	0.91		0.90		6.73	187
0.00	(0.66)	9.94	8.76	811,521	0.90		0.90		6.65	75
0.00	(0.68)	9.77	7.95	983,662	0.90		0.90		6.83	105
0.00	(0.64)	9.70	6.87	996,147	0.90		0.90		6.49	62

(0.07)	(0.59)	6.56	(22.92)	136,774	1.66		1.65		7.17	354
0.00	(0.61)	9.20	(1.44)	277,780	1.66		1.65		5.99	187
0.00	(0.58)	9.94	7.96	413,598	1.65		1.65		5.90	75
0.00	(0.60)	9.77	7.14	504,772	1.65		1.65		6.05	105
0.00	(0.56)	9.70	6.08	646,112	1.65		1.65		5.73	62

(0.07)	(0.59)	6.56	(22.92)	320,788	1.66		1.65		7.25	354
0.00	(0.61)	9.20	(1.44)	490,422	1.66		1.65		5.99	187
0.00	(0.58)	9.94	7.95	651,392	1.65		1.65		5.90	75
0.00	(0.60)	9.77	7.14	734,019	1.65		1.65		6.05	105
0.00	(0.56)	9.70	6.08	909,031	1.65		1.65		5.74	62

(0.07)	(0.63)	6.56	(22.53)	14,963	1.16		1.15		7.85	354
0.00	(0.66)	9.20	(0.96)	15,556	1.16		1.15		6.45	187
0.00	(0.63)	9.94	8.49	16,405	1.15		1.15		6.40	75
0.00	(0.65)	9.77	7.67	13,138	1.15		1.15		6.62	105
0.00	(0.61)	9.70	6.60	6,910	1.15		1.15		6.15	62

Prospectus	59

Financial Highlights (continued)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Low Duration Fund
Class A
03/31/2009	$10.14	$0.38	$(0.71)	$(0.33)	$(0.38)	$(0.13)
03/31/2008	9.95	0.43	0.26	0.69	(0.43)	(0.07)
03/31/2007	9.90	0.41	0.06	0.47	(0.42)	0.00
03/31/2006	10.11	0.31	(0.15)	0.16	(0.33)	(0.04)
03/31/2005	10.31	0.16	(0.12)	0.04	(0.18)	(0.06)
Class B
03/31/2009	10.14	0.31	(0.71)	(0.40)	(0.31)	(0.13)
03/31/2008	9.95	0.35	0.27	0.62	(0.36)	(0.07)
03/31/2007	9.90	0.34	0.06	0.40	(0.35)	0.00
03/31/2006	10.11	0.24	(0.16)	0.08	(0.25)	(0.04)
03/31/2005	10.31	0.09	(0.13)	(0.04)	(0.10)	(0.06)
Class C
03/31/2009	10.14	0.33	(0.71)	(0.38)	(0.33)	(0.13)
03/31/2008	9.95	0.38	0.26	0.64	(0.38)	(0.07)
03/31/2007	9.90	0.36	0.06	0.42	(0.37)	0.00
03/31/2006	10.11	0.26	(0.15)	0.11	(0.28)	(0.04)
03/31/2005	10.31	0.11	(0.12)	(0.01)	(0.13)	(0.06)
Class R
03/31/2009	10.14	0.35	(0.70)	(0.35)	(0.36)	(0.13)
03/31/2008	9.95	0.41	0.26	0.67	(0.41)	(0.07)
03/31/2007	9.90	0.39	0.06	0.45	(0.40)	0.00
03/31/2006	10.11	0.30	(0.17)	0.13	(0.30)	(0.04)
03/31/2005	10.31	0.15	(0.14)	0.01	(0.15)	(0.06)
Real Return Fund
Class A
03/31/2009	$11.45	$0.23	$(0.99)	$(0.76)	$(0.30)	$(0.39)
03/31/2008	10.89	0.58	0.90	1.48	(0.55)	(0.37)
03/31/2007	10.82	0.34	0.15	0.49	(0.33)	(0.08)
03/31/2006	11.42	0.49	(0.44)	0.05	(0.50)	(0.15)
03/31/2005	11.79	0.36	(0.03)	0.33	(0.38)	(0.32)
Class B
03/31/2009	11.45	0.19	(1.03)	(0.84)	(0.22)	(0.39)
03/31/2008	10.89	0.51	0.88	1.39	(0.46)	(0.37)
03/31/2007	10.82	0.27	0.14	0.41	(0.25)	(0.08)
03/31/2006	11.42	0.41	(0.44)	(0.03)	(0.42)	(0.15)
03/31/2005	11.79	0.29	(0.04)	0.25	(0.30)	(0.32)
Class C
03/31/2009	11.45	0.19	(1.00)	(0.81)	(0.25)	(0.39)
03/31/2008	10.89	0.53	0.89	1.42	(0.49)	(0.37)
03/31/2007	10.82	0.30	0.13	0.43	(0.27)	(0.08)
03/31/2006	11.42	0.44	(0.45)	(0.01)	(0.44)	(0.15)
03/31/2005	11.79	0.31	(0.03)	0.28	(0.33)	(0.32)
Class R
03/31/2009	11.45	0.17	(0.96)	(0.79)	(0.27)	(0.39)
03/31/2008	10.89	0.53	0.92	1.45	(0.52)	(0.37)
03/31/2007	10.82	0.30	0.16	0.46	(0.30)	(0.08)
03/31/2006	11.42	0.43	(0.41)	0.02	(0.47)	(0.15)
03/31/2005	11.79	0.25	0.06	0.31	(0.36)	(0.32)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.35%.

60	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.51)	$9.30	(3.24)%	$1,632,854	0.88%		0.85%		3.90%	223%
0.00	(0.50)	10.14	7.19	1,614,909	0.85		0.85		4.24	141
0.00	(0.42)	9.95	4.86	1,164,861	0.85		0.85		4.16	73
0.00	(0.37)	9.90	1.56	1,493,640	0.88	(b)	0.88	(b)	3.13	68
0.00	(0.24)	10.11	0.43	1,904,647	0.90		0.90		1.61	278

0.00	(0.44)	9.30	(3.96)	105,595	1.63		1.60		3.14	223
0.00	(0.43)	10.14	6.40	162,843	1.60		1.60		3.54	141
0.00	(0.35)	9.95	4.08	208,559	1.60		1.60		3.40	73
0.00	(0.29)	9.90	0.80	305,913	1.63	(b)	1.63	(b)	2.35	68
0.00	(0.16)	10.11	(0.32)	450,456	1.65		1.65		0.86	278

0.00	(0.46)	9.30	(3.72)	363,986	1.38		1.35		3.40	223
0.00	(0.45)	10.14	6.66	387,133	1.35		1.35		3.78	141
0.00	(0.37)	9.95	4.34	417,945	1.35		1.35		3.65	73
0.00	(0.32)	9.90	1.05	607,046	1.38	(b)	1.38	(b)	2.60	68
0.00	(0.19)	10.11	(0.07)	935,536	1.40		1.40		1.10	278

0.00	(0.49)	9.30	(3.49)	21,872	1.13		1.10		3.64	223
0.00	(0.48)	10.14	6.93	9,642	1.10		1.10		4.05	141
0.00	(0.40)	9.95	4.60	11,305	1.10		1.10		3.89	73
0.00	(0.34)	9.90	1.30	15,386	1.12	(b)	1.12	(b)	3.00	68
0.00	(0.21)	10.11	0.17	4,718	1.15		1.15		1.43	278

$0.00	$(0.69)	$10.00	(6.33)%	$3,115,455	1.15%		0.90%		2.24%	915%
0.00	(0.92)	11.45	14.33	3,112,012	0.90		0.90		5.29	806
(0.01)	(0.42)	10.89	4.53	2,880,617	0.90		0.90		3.16	480
0.00	(0.65)	10.82	0.35	3,428,636	0.90		0.90		4.31	388
0.00	(0.70)	11.42	3.00	3,327,325	0.90		0.90		3.11	369

0.00	(0.61)	10.00	(7.03)	379,558	1.87		1.65		1.82	915
0.00	(0.83)	11.45	13.49	633,778	1.65		1.65		4.62	806
(0.01)	(0.34)	10.89	3.76	737,160	1.65		1.65		2.52	480
0.00	(0.57)	10.82	(0.40)	1,013,934	1.65		1.65		3.67	388
0.00	(0.62)	11.42	2.23	1,257,959	1.65		1.65		2.51	369

0.00	(0.64)	10.00	(6.80)	1,543,052	1.64		1.40		1.81	915
0.00	(0.86)	11.45	13.77	1,580,743	1.40		1.40		4.80	806
(0.01)	(0.36)	10.89	4.02	1,493,749	1.40		1.40		2.81	480
0.00	(0.59)	10.82	(0.15)	2,188,960	1.40		1.40		3.88	388
0.00	(0.65)	11.42	2.48	2,451,603	1.40		1.40		2.67	369

0.00	(0.66)	10.00	(6.56)	154,856	1.44		1.15		1.69	915
0.00	(0.89)	11.45	14.05	94,611	1.15		1.15		4.81	806
(0.01)	(0.39)	10.89	4.27	59,303	1.15		1.15		2.76	480
0.00	(0.62)	10.82	0.09	57,274	1.15		1.15		3.84	388
0.00	(0.68)	11.42	2.74	40,738	1.15		1.15		2.16	369

Prospectus	61

Financial Highlights (continued)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Short-Term Fund
Class A
03/31/2009	$9.81	$0.35	$(0.29)	$0.06	$(0.33)	$(0.15)
03/31/2008	9.96	0.45	(0.12)	0.33	(0.45)	(0.03)
03/31/2007	9.98	0.44	0.00	0.44	(0.43)	(0.03)
03/31/2006	10.01	0.31	(0.02)	0.29	(0.32)	0.00
03/31/2005	10.07	0.13	(0.02)	0.11	(0.14)	(0.03)
Class B
03/31/2009	9.81	0.28	(0.29)	(0.01)	(0.26)	(0.15)
03/31/2008	9.96	0.38	(0.13)	0.25	(0.37)	(0.03)
03/31/2007	9.98	0.37	0.00	0.37	(0.36)	(0.03)
03/31/2006	10.01	0.23	(0.02)	0.21	(0.24)	0.00
03/31/2005	10.07	0.06	(0.03)	0.03	(0.06)	(0.03)
Class C
03/31/2009	9.81	0.32	(0.29)	0.03	(0.30)	(0.15)
03/31/2008	9.96	0.42	(0.12)	0.30	(0.42)	(0.03)
03/31/2007	9.98	0.41	0.00	0.41	(0.40)	(0.03)
03/31/2006	10.01	0.28	(0.02)	0.26	(0.29)	0.00
03/31/2005	10.07	0.10	(0.02)	0.08	(0.11)	(0.03)
Class R
03/31/2009	9.81	0.32	(0.28)	0.04	(0.31)	(0.15)
03/31/2008	9.96	0.42	(0.12)	0.30	(0.42)	(0.03)
03/31/2007	9.98	0.42	0.00	0.42	(0.41)	(0.03)
03/31/2006	10.01	0.31	(0.05)	0.26	(0.29)	0.00
03/31/2005	10.07	0.12	(0.04)	0.08	(0.11)	(0.03)
Total Return Fund
Class A
03/31/2009	$10.91	$0.51	$(0.28)	$0.23	$(0.52)	$(0.49)
03/31/2008	10.43	0.49	0.55	1.04	(0.49)	(0.07)
03/31/2007	10.33	0.45	0.14	0.59	(0.45)	(0.04)
03/31/2006	10.57	0.38	(0.15)	0.23	(0.37)	(0.08)
03/31/2005	10.94	0.21	(0.03)	0.18	(0.22)	(0.33)
Class B
03/31/2009	10.91	0.43	(0.28)	0.15	(0.44)	(0.49)
03/31/2008	10.43	0.42	0.54	0.96	(0.41)	(0.07)
03/31/2007	10.33	0.37	0.14	0.51	(0.37)	(0.04)
03/31/2006	10.57	0.30	(0.15)	0.15	(0.29)	(0.08)
03/31/2005	10.94	0.13	(0.04)	0.09	(0.13)	(0.33)
Class C
03/31/2009	10.91	0.44	(0.29)	0.15	(0.44)	(0.49)
03/31/2008	10.43	0.41	0.55	0.96	(0.41)	(0.07)
03/31/2007	10.33	0.37	0.14	0.51	(0.37)	(0.04)
03/31/2006	10.57	0.30	(0.15)	0.15	(0.29)	(0.08)
03/31/2005	10.94	0.13	(0.04)	0.09	(0.13)	(0.33)
Class R
03/31/2009	10.91	0.49	(0.28)	0.21	(0.50)	(0.49)
03/31/2008	10.43	0.47	0.55	1.02	(0.47)	(0.07)
03/31/2007	10.33	0.43	0.14	0.57	(0.43)	(0.04)
03/31/2006	10.57	0.36	(0.16)	0.20	(0.34)	(0.08)
03/31/2005	10.94	0.19	(0.04)	0.15	(0.19)	(0.33)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the Fund’s administrative fee was reduced by 0.05% to an annual rate of 0.30%.
(c)	PIMCO and Distributor have contractually agreed to waive 0.05% of the Fund’s administrative fee and distribution and/or service/12b-1 fees.
(d)	Effective October 1, 2007, the Fund’s administrative fee was reduced by 0.05% to 0.30%.

62	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.48)	$9.39	0.66%	$382,308	0.85%		0.80%		3.62%	582%
0.00	(0.48)	9.81	3.34	201,097	0.84	(b)	0.83	(b)	4.52	191
0.00	(0.46)	9.96	4.51	259,410	0.75	(c)	0.75	(c)	4.42	187
0.00	(0.32)	9.98	2.91	315,399	0.75	(c)	0.75	(c)	3.07	230
0.00	(0.17)	10.01	1.10	521,189	0.85	(c)	0.85	(c)	1.32	356

0.00	(0.41)	9.39	(0.09)	8,359	1.60		1.55		2.90	582
0.00	(0.40)	9.81	2.57	9,485	1.59	(d)	1.58	(d)	3.78	191
0.00	(0.39)	9.96	3.73	14,144	1.50	(c)	1.50	(c)	3.66	187
0.00	(0.24)	9.98	2.13	19,070	1.50	(c)	1.50	(c)	2.30	230
0.00	(0.09)	10.01	0.35	32,842	1.60	(c)	1.60	(c)	0.60	356

0.00	(0.45)	9.39	0.36	124,847	1.15		1.10		3.34	582
0.00	(0.45)	9.81	3.03	100,746	1.14	(d)	1.13	(d)	4.22	191
0.00	(0.43)	9.96	4.19	121,666	1.05	(c)	1.05	(c)	4.11	187
0.00	(0.29)	9.98	2.60	173,897	1.05	(c)	1.05	(c)	2.77	230
0.00	(0.14)	10.01	0.80	265,718	1.15	(c)	1.15	(c)	1.02	356

0.00	(0.46)	9.39	0.41	2,583	1.10		1.05		3.35	582
0.00	(0.45)	9.81	3.07	948	1.08	(d)	1.07	(d)	4.20	191
0.00	(0.44)	9.96	4.25	632	1.00	(c)	1.00	(c)	4.18	187
0.00	(0.29)	9.98	2.64	626	1.00	(c)	1.00	(c)	3.05	230
0.00	(0.14)	10.01	0.84	504	1.10	(c)	1.10	(c)	1.23	356

$0.00	$(1.01)	$10.13	2.49%	$17,656,880	1.08%		0.90%		4.92%	300%
0.00	(0.56)	10.91	10.29	13,154,435	0.96		0.90		4.68	226
0.00	(0.49)	10.43	5.83	11,824,650	0.90		0.90		4.35	257
(0.02)	(0.47)	10.33	2.17	10,426,405	0.90		0.90		3.61	325
0.00	(0.55)	10.57	1.60	9,059,096	0.90		0.90		1.94	470

0.00	(0.93)	10.13	1.73	965,329	1.83		1.65		4.14	300
0.00	(0.48)	10.91	9.48	1,127,848	1.70		1.65		3.95	226
0.00	(0.41)	10.43	5.04	1,304,268	1.65		1.65		3.60	257
(0.02)	(0.39)	10.33	1.41	1,604,106	1.65		1.65		2.83	325
0.00	(0.46)	10.57	0.84	1,963,136	1.65		1.65		1.18	470

0.00	(0.93)	10.13	1.72	4,934,686	1.83		1.65		4.19	300
0.00	(0.48)	10.91	9.47	2,884,366	1.71		1.65		3.93	226
0.00	(0.41)	10.43	5.05	2,456,435	1.65		1.65		3.61	257
(0.02)	(0.39)	10.33	1.41	2,458,316	1.65		1.65		2.85	325
0.00	(0.46)	10.57	0.84	2,548,509	1.65		1.65		1.18	470

0.00	(0.99)	10.13	2.23	1,038,081	1.33		1.15		4.73	300
0.00	(0.54)	10.91	10.02	505,431	1.21		1.15		4.43	226
0.00	(0.47)	10.43	5.57	336,612	1.15		1.15		4.11	257
(0.02)	(0.44)	10.33	1.92	220,703	1.15		1.15		3.43	325
0.00	(0.52)	10.57	1.35	104,680	1.15		1.15		1.76	470

Prospectus	63

Appendix A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.	Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

Prospectus	A-1

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-2	PIMCO Funds

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among other, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s

Prospectus	A-3

believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

A-4	PIMCO Funds

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.	Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

Prospectus	A-5

RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

A-6	PIMCO Funds

PIMCO Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.allianzinvestors.com for additional information about the Funds, including the SAI and the Annual and Semi-Annual Report.

Investment Company Act File number 811-05028

PIMCO Funds	INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Allianz Global Investors, the asset management subsidiary of Allianz SE, has more than $1 trillion under management for our clients worldwide.1 Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management[2]	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 3/31/09.

2 Cadence Capital Management is an independently owned investment firm.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your financial advisor.

This cover is not part of the Prospectus	AZ911_010110

PIMCO Funds

Prospectus

OCTOBER 1, 2009

(as revised January 1, 2010)

Bond Funds

Share Classes

A	B	C	R

SHORT DURATION

PIMCO Floating Income Fund

PIMCO Money Market Fund

INTERMEDIATE DURATION

PIMCO GNMA Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Investment Grade Corporate
Bond Fund

LONG DURATION

PIMCO Extended Duration Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Fund

PIMCO Long-Term U.S. Government Fund

TAX-EXEMPT

PIMCO California Intermediate Municipal
Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO MuniGO Fund

PIMCO Short Duration Municipal Income Fund

INCOME

PIMCO Income Fund

INTERNATIONAL

PIMCO Developing Local Markets Fund

PIMCO Diversified Income Fund

PIMCO Emerging Local
Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Foreign Bond Fund
(Unhedged)

PIMCO Foreign Bond Fund
(U.S. Dollar-Hedged)

PIMCO Global Advantage Strategy
Bond Fund

PIMCO Global Bond Fund
(U.S. Dollar-Hedged)

ABSOLUTE RETURN

PIMCO Unconstrained Bond Fund

PIMCO Unconstrained Tax Managed
Bond Fund

TREASURY

PIMCO Treasury Money Market Fund

U.S. GOVERNMENT SECURITIES

PIMCO Government Money Market Fund

This cover is not part of the Prospectus.

PIMCO Funds Prospectus

PIMCO Funds October 1, 2009 (as revised January 1, 2010)	This prospectus describes 29 mutual funds (the “Funds”) offered by PIMCO Funds (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of September 30, 2009, PIMCO managed approximately $940 billion in assets.

Share Classes A, B, C and R

The Diversified Income, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, Long-Term U.S. Government, Money Market, Mortgage-Backed Securities and Municipal Bond Funds offer Class A, Class B and Class C shares in this prospectus. The Extended Duration, Long Duration Total Return and Long-Term Credit Funds offer Class A shares in this prospectus. The California Intermediate Municipal Bond, California Short Duration Municipal Income, Developing Local Markets, Emerging Local Bond, Global Advantage Strategy Bond, Floating Income, Government Money Market, High Yield Municipal Bond, Income, Investment Grade Corporate Bond, MuniGO, New York Municipal Bond, Short Duration Municipal Income, Treasury Money Market, Unconstrained Bond and Unconstrained Tax Managed Bond Funds offer Class A and Class C shares in this prospectus. The Foreign Bond (U.S. Dollar-Hedged), Global Advantage Strategy, Government Money Market, Income, Treasury Money Market and Unconstrained Bond Funds offer Class R shares in this prospectus. This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

2	PIMCO Funds

Summary Information

The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 6. Following the table are certain key concepts which are used throughout the prospectus.

Category	Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Short Duration	Money Market	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% of total assets rated Prime 1; ≤ 5% of total assets rated Prime 2	0%
	Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	≤ 1 year	Caa to Aaa; max 10% of total assets below B	No Limitation
Intermediate Duration	GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	Mortgage-Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1–7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	Investment Grade Corporate Bond	Corporate fixed income securities	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
Long Duration	Extended Duration	Long-term maturity fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Long Duration Total Return	Long-term maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Long-Term Credit	Long-term maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0–30% of total assets
	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%
International	Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3–8 years	Max 10% of total assets below B	No Limitation
	Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/-2 years of its benchmark	Max 15% of total assets below B	≥ 80%(3) of assets
	Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	≥ 80%(3) of assets
	Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	≥ 80%(3) of assets
	Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	≤ 8 years	Max 15% of total assets below B	No Limitation
	Global Bond (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	25–75%(3) of total assets
	Developing Local Markets Fund	Currencies or fixed income instruments denominated in currencies of non-U.S. countries	≤ 8 years	Max 15% of total assets below B	≥ 80%(3) of assets
	Emerging Markets Bond	Emerging market fixed income instruments	≤ 8 years	Max 15% of total assets below B	≥ 80%(3) of assets

Prospectus	3

Summary Information (continued)

Category	Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Income	Income	Broad range of fixed income instruments	2–8 years	Caa to Aaa; max 50% of total assets below Baa	No Limitation
Absolute Return	Unconstrained Bond	Broad range of fixed income instruments	(-3) to 8 years	Max 40% of total assets below Baa	No Limitation
	Unconstrained Tax Managed Bond	Broad range of fixed income instruments	(-3) to 10 years	Max 40% of total assets below Baa	0-50% of total assets
Tax-Exempt	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%
	California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤ 3 years	Caa to Aaa; max 10% of total assets below Baa	0%
	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% of total assets below Baa	0%
	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% of total assets below Baa	0%
	MuniGO	State, county and city general obligation and pre-refunded municipal bonds (exempt from federal income tax)	+/-2 years of its benchmark	Baa to Aaa	0%
	High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4–11 years	No Limitation	0%
	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% of total assets below Baa	0%
U.S. Government Securities	Government Money Market	U.S. government securities	≤ 90 days dollar- weighted average maturity	Aaa equivalent	0%
Treasury	Treasury Money Market	U.S. Treasury securities	≤ 90 days dollar- weighted average maturity	Aaa equivalent	0%

(1)

As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

(2)

Each Fund (except the California Intermediate Municipal Bond, California Short Duration Municipal Income, Government Money Market, High Yield Municipal Bond, Long-Term U.S. Government, Municipal Bond, MuniGO, New York Municipal Bond, Short Duration Municipal Income and Treasury Money Market Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.

Fixed Income Instruments	“Fixed Income Instruments,” as used generally in this prospectus, includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	loan participations and assignments;

4	PIMCO Funds

Summary Information (continued)

•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Each Fund differs from the others primarily in the length of the Fund’s duration or the proportion of its investments in certain types of fixed income securities.

The Funds (other than the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in derivatives based on Fixed Income Instruments.

Duration	Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point.

Credit Ratings	In this prospectus, references are made to credit ratings of debt securities, which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as Moody’s, S&P or Fitch. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.” As noted in Appendix A, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1,2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category at the time of purchase. For example, a Fund may purchase a security rated B3 by Moody’s, B- by S&P or B- by Fitch, provided the Fund may purchase securities rated B.

Fund Descriptions, Performance, Fees and Disclosure of Portfolio Holdings	The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information (if available) and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	5

PIMCO California Intermediate Municipal Bond Fund	Ticker Symbol: PCMBX (Class A) N/A (Class C)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies from three to seven years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issues than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A shares (October 19, 1999), performance information shown in the table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class A shares. Class C had not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	PIMCO Funds

PIMCO California Intermediate Municipal Bond Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	6.87%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ‘01)	3.07%
Lowest (4th Qtr. ‘08)	-4.74%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (8/31/99)
Class A Return Before Taxes	-10.83%	-0.59%	2.28%
Class A Return After Taxes on Distributions(1)	-10.93%	-0.64%	1.83%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-5.79%	0.04%	2.16%
Barclays Capital California Intermediate Municipal Bond Index(2)	3.11%	3.62%	4.95%
Lipper California Intermediate Municipal Debt Fund Average(3)	-3.05%	1.49%	3.72%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

Barclays Capital California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond Issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade Municipal Bonds issued after 12/31/90 having a remaining maturity of at least one year. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper California Intermediate Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in California, with dollar weighted maturities of five to ten years. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	0.50%(1)
Class C	None	1.00	%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.525%	0.525%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Total Annual Fund Operating Expenses	0.775	1.525

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority, Inc. (the “FINRA”).

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$451	$613	$789	$1,299	$451	$613	$789	$1,299
Class C	255	482	832	1,818	155	482	832	1,818

Prospectus	7

PIMCO California Short Duration Municipal Income Fund	Ticker Symbol: PCDAX (Class A) N/A (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund Focus Short to intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration ≤ 3 years	Credit Quality Caa to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The total return sought by the Fund consists of both income earned on the Fund’s investments and capital appreciation. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated Caa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are California Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. Class C had not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	PIMCO Funds

PIMCO California Short Duration Municipal Income Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	1.72%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘08)	1.34%
Lowest (3rd Qtr. ‘08)	0.03%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (8/31/06)
Class A Return Before Taxes	-0.09%	1.66%
Class A Return After Taxes on Distributions(1)	-0.12%	1.60%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	0.88%	1.78%
Barclays Capital California 1 Year Municipal Bond Index(2)	4.33%	4.12%
Lipper California Short/Intermediate Municipal Debt Fund Average(3)	-1.40%	0.85%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

Barclays Capital California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond Issues having a maturity of at least one year and less than two years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper California Short/Intermediate Municipal Debt Fund Average is a total return performance average of Funds that invest primarily in municipal debt issues that are exempt from taxation in California, with dollar-weighted average maturities of one to five years. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	2.25%	0.50%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.48%	0.48%
Distribution and/or Service (12b-1) Fees(2)	0.25	0.55
Total Annual Fund Operating Expenses	0.73	1.03

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$298	$453	$622	$1,111	$298	$453	$622	$1,111
Class C	205	328	569	1,259	105	328	569	1,259

Prospectus	9

PIMCO Developing Local Markets Fund	Ticker Symbols: PLMAX (Class A) PLMCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Currencies or Fixed Income Instruments denominated in currencies of non-U.S. countries Average Portfolio Duration ≤ 8 years	Credit Quality Maximum 15% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, developing markets. The Fund defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income OECD economies for the past five consecutive years. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Fund may invest in the currencies and Fixed Income Instruments of emerging market countries. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	PIMCO Funds

PIMCO Developing Local Markets Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	11.12%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘06)	5.88%
Lowest (4th Qtr. ‘08)	-11.84%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (5/31/05)
Class A Return Before Taxes	-18.09%	1.97%
Class A Return After Taxes on Distributions(1)	-19.56%	-0.53%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-11.43%	0.43%
Class C Return Before Taxes	-16.34%	2.29%
JPMorgan Emerging Local Markets Index Plus (Unhedged)(2)	-3.85%	7.79%
Lipper Emerging Market Debt Fund Average(3)	-17.47%	0.84%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Emerging Market Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that seeks either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	1.00%	1.00%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Total Annual Fund Operating Expenses	1.25	2.00

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$498	$757	$1,036	$1,830	$498	$757	$1,036	$1,830
Class C	303	627	1,078	2,327	203	627	1,078	2,327

Prospectus	11

PIMCO Diversified Income Fund	Ticker Symbols: PDVAX (Class A) PDVBX (Class B) PDICX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return consistent with prudent investment management	Fund Focus Investment grade corporate, high yield and emerging market Fixed Income Instruments Average Portfolio Duration 3–8 years	Credit Quality Maximum 10% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from three to eight years, based on PIMCO’s forecast for interest rates.

The Fund may invest in a diversified pool of corporate fixed income securities of varying maturities. The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in fixed income securities that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the Barclays Capital Global Credit Hedged USD Index (formerly named the Lehman Brothers Global Credit Hedged USD Index). The Fund’s secondary benchmark is an equally weighted blend of the following three indices: Barclays Capital Global Aggregate Credit Component, Hedged USD (formerly named the Lehman Brothers Global Aggregate Credit Component, Hedged USD), BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index, Hedged USD and JPMorgan EMBI Global, Hedged USD. The Fund believes this self-blended index reflects the Fund’s investment strategy more accurately than the Barclays Capital Global Credit Hedged USD Index. For further information about the Fund’s benchmarks, see the Average Annual Total Returns table on the next page.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	PIMCO Funds

PIMCO Diversified Income Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	13.45%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ‘04)	6.02%
Lowest (4th Qtr. ‘08)	-6.55%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (7/31/03)
Class A Return Before Taxes	-16.92%	1.16%	2.78%
Class A Return After Taxes on Distributions(1)	-19.20%	-0.95%	0.67%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-10.76%	-0.11%	1.26%
Class B Return Before Taxes	-17.11%	1.10%	2.74%
Class C Return Before Taxes	-15.13%	1.18%	2.74%
Barclays Capital Global Credit Hedged USD Index(2)	-5.89%	2.50%	3.08%
1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd(3)	-12.84%	2.51%	3.70%
Lipper Multi-Sector Income Funds Average(4)	-14.26%	1.22%	2.65%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

Barclays Capital Global Credit Hedged USD Index contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

The benchmark is an equally weighted blend of the following three indices: Barclays Capital Global Aggregate-Credit Component Hedged USD, BofA Merrill Lynch Global High Yield, BB-B Rated, Constrained Index, JPMorgan EMBI Global. The Barclays Capital Global Aggregate Index-Credit Component Hedged USD provides a broad-based measure of the global investment-grade fixed income markets. The index does not reflect deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index USD Hdgd tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. JPMorgan EMBI Global USD Hdgd tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(4)

Lipper Multi-Sector Income Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment grade. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B, C and R Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Prospectus	13

PIMCO Diversified Income Fund (continued)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fees(1)	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Other Expenses(3)	0.04	0.04	0.04
Total Annual Fund Operating Expenses(4)	1.19	1.94	1.94

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.15%, 1.90% and 1.90%, respectively, for Class A, Class B and Class C shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$492	$739	$1,005	$1,764	$492	$739	$1,005	$1,764
Class B	547	809	1,097	1,808	197	609	1,047	1,808
Class C	297	609	1,047	2,264	197	609	1,047	2,264

14	PIMCO Funds

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Prospectus	15

PIMCO Emerging Local Bond Fund	Ticker Symbols: PELAX (Class A) PELCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Fixed Income Instruments denominated in currencies of non-U.S. countries Average Portfolio Duration See description below	Credit Quality Maximum 15% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may invest in forwards or derivatives denominated in any currency, and forwards or derivatives denominated in any currency will be included under the 80% of assets policy noted in the prior sentence so long as the underlying asset of such forwards or derivatives is a Fixed Income Instrument denominated in the currency of an emerging market country. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Fund may invest without limit in Fixed Income Instruments that are economically tied to emerging market countries. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to an emerging market country. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security, such as a derivative instrument, rather than investing directly in emerging market securities.

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), which as of June 30, 2009 was 4.33 years.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

16	PIMCO Funds

PIMCO Emerging Local Bond Fund (continued)

Performance Information	This page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	12.52%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Qtr. ‘07)	4.64%
Lowest (4th Qtr. ‘08)	-6.80%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (12/29/06)(4)
Class A Return Before Taxes	-14.39%	-2.14%
Class A Return After Taxes on Distributions(1)	-16.12%	-5.31%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-9.25%	-3.47%
Class C Return Before Taxes	-12.57%	-1.00%
JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)(2)	-5.22%	5.80%
Lipper Emerging Market Debt Fund Average(3)	-17.47%	-7.09%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Emerging Market Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that seeks either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. It does not reflect deductions for sales charges or taxes.

(4)	The Fund began operations on 12/29/06. Index comparisons began on 12/31/06.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or Class C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Prospectus	17

PIMCO Emerging Local Bond Fund (continued)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	1.10%	1.10%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Total Annual Fund Operating Expenses	1.35	2.10

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$507	$787	$1,087	$1,938	$507	$787	$1,087	$1,938
Class C	313	658	1,129	2,431	213	658	1,129	2,431

18	PIMCO Funds

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Prospectus	19

PIMCO Emerging Markets Bond Fund	Ticker Symbols: PAEMX (Class A) PBEMX (Class B) PEBCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Emerging market Fixed Income Instruments Average Portfolio Duration ≤ 8 years	Credit Quality Maximum 15% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to an emerging market country. The average portfolio duration of the Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	PIMCO Funds

PIMCO Emerging Markets Bond Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	14.72%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘02)	16.91%
Lowest (4th Qtr. ’08)	-7.48%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-17.55%	3.36%	12.38%
Class A Return After Taxes on Distributions(1)	-19.54%	0.63%	8.25%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-11.10%	1.49%	8.31%
Class B Return Before Taxes	-17.75%	3.31%	12.22%
Class C Return Before Taxes	-15.77%	3.38%	11.99%
JPMorgan Emerging Markets Bond Index (EMBI) Global(2)	-10.91%	5.18%	10.17%
Lipper Emerging Market Debt Fund Average(3)	-17.47%	3.41%	10.17%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Emerging Market Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that seeks either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B, C and R Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fees(1)	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Other Expenses(3)	0.03	0.03	0.03
Total Annual Fund Operating Expenses Fee(4)	1.28	2.03	2.03

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.25%, 2.00%, and 2.00%, respectively, for Class A, Class B and Class C shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$500	$766	$1,051	$1,862	$500	$766	$1,051	$1,862
Class B	556	837	1,143	1,906	206	637	1,093	1,906
Class C	306	637	1,093	2,358	206	637	1,093	2,358

Prospectus	21

PIMCO Extended Duration Fund	Ticker Symbols: N/A (Class A)

Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Citigroup Strips Index, 20+ Year Sub-Index, which as of June 30, 2009 was 23.66 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are not offered in this prospectus. Class A shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Institutional Class and Class A shares have different expenses. Performance for Institutional Class shares in the Average Annual Returns Table does not reflect sales charges applicable to Class A shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	PIMCO Funds

PIMCO Extended Duration Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	-25.60%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ’08)	43.08%
Lowest (2nd Qtr. ’07)	-5.98%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (8/31/06)
Institutional Class Return Before Taxes	49.19%	25.45%
Institutional Class Return After Taxes on Distributions(1)	45.59%	22.85%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	31.53%	20.23%
Citigroup STRIPS Index, 20+ Year Sub-Index(2)	59.81%	29.56%
Lipper Corporate Debt Funds BBB-Rated Fund Average(3)	-8.85%	-0.92%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

Citigroup STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month-end. The included STRIPS are derived only from bonds in the Citigroup U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity. It is not possible to invest directly in an unmanaged index. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for sales charges or taxes.

(3)

Lipper Corporate Debt Funds BBB-Rated Fund Average consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. It does not reflect deductions for fees, expenses or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class A
Management Fees(1)	0.65%
Distribution and/or Service (12b-1) Fees	0.25
Other Expenses(2)	0.07
Total Annual Fund Operating Expenses	0.97

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

Examples.  The Examples are intended to help you compare the cost of investing in Class A shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$470	$672	$891	$1,520	$470	$672	$891	$1,520

Prospectus	23

PIMCO Floating Income Fund	Ticker Symbols: PFIAX (Class A) PFNCX (Class C)

Principal Investments and Strategies	Investment Objective Maximum current yield consistent with prudent investment management	Fund Focus Variable and floating-rate Fixed Income Instruments and their economic equivalents Average Portfolio Duration ≤ 1 year	Credit Quality Caa to Aaa; maximum 10% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve a floating rate of income, including, but not limited to, variable and floating-rate Fixed Income Instruments, Fixed Income Instruments with durations of less than or equal to one year, and fixed-rate Fixed Income Instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. The Fund may also invest in other Fixed Income Instruments. Variable and floating-rate Fixed Income Instruments generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).

The Fund may invest all of its assets in high yield securities (“junk bonds”) rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in securities that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy-backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	PIMCO Funds

PIMCO Floating Income Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	15.23%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘06)	3.18%
Lowest (4th Qtr. ‘08)	-15.46%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (7/30/04)
Class A Return Before Taxes	-26.73%	-3.15%
Class A Return After Taxes on Distributions(1)	-28.13%	-4.97%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-17.18%	-3.49%
Class C Return Before Taxes	-25.95%	-2.94%
3 Month LIBOR Index(2)	3.58%	4.15%
1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield-BB-B Rated Constrained and JPMorgan EMBI Global; All USD Hdgd(3)	-23.35	-3.23
Lipper Loan Participation Fund Average(4)	-27.14%	-4.02%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

3 Month LIBOR (London Intrabank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

The benchmark is an equally weighted blend of the following three indices at constant 0.25 year duration: Barclays Capital Global Aggregate Credit Index, BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index, JPMorgan EMBI Global; all USD hedged. The Barclays Capital Global Aggregate Credit Index provides a broad-based measure of the global investment-grade fixed income markets. It is not possible to invest directly in an unmanaged index. The index does not reflect deduction for fees, expenses or taxes. The BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(4)

Lipper Loan Participation Fund Average is a total performance average of funds tracked by Lipper, Inc. that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	2.25%	0.50%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.70%	0.70%
Distribution and/or Service (12b-1) Fees(2)	0.25	0.55
Other Expenses(3)	0.08	0.08
Total Annual Fund Operating Expenses(4)	1.03	1.33

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Prospectus	25

PIMCO Floating Income Fund (continued)

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.95% and 1.25%, respectively, for Class A and Class C shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$328	$545	$781	$1,456	$328	$545	$781	$1,456
Class C	235	421	729	1,601	135	421	729	1,601

26	PIMCO Funds

[THIS PAGE INTENTIONALLY LEFT BLANK]

Prospectus	27

PIMCO Foreign Bond Fund (Unhedged)	Ticker Symbols: PFUAX (Class A) PFRCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity non-U.S. Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD, which as of June 30, 2009 was 6.51 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

28	PIMCO Funds

PIMCO Foreign Bond Fund (Unhedged) (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	6.91%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Qtr. ‘08)	10.68%
Lowest (3rd Qtr. ‘08)	-10.30%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (4/30/04)
Class A Return Before Taxes	-8.06%	2.35%
Class A Return After Taxes on Distributions(1)	-12.84%	0.12%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-5.38%	0.72%
Class C Return Before Taxes	-6.01%	2.41%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD(2)	12.36%	7.43%
Lipper International Income Fund Average(3)	2.00%	4.53%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper International Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.70%	0.70%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Other Expenses(3)	0.37	0.37
Total Annual Fund Operating Expenses Fee(4)	1.32	2.07

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.95% and 1.70%, respectively, for Class A and Class C shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$504	$778	$1,071	$1,906	$504	$778	$1,071	$1,906
Class C	310	649	1,114	2,400	210	649	1,114	2,400

Prospectus	29

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols: PFOAX (Class A) PFOBX (Class B) PFOCX (Class C) PFRRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity hedged non-U.S. Fixed Income Instruments Average Portfolio Maturity See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. Index Hedged in USD, which as of June 30, 2009 was 6.51 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B, C and R shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

30	PIMCO Funds

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09—6/30/09	7.24%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ‘01)	3.88%
Lowest (3rd Qtr. ‘08)	-2.84%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-6.48%	2.08%	3.92%
Class A Return After Taxes on Distributions(1)	-9.33%	0.21%	1.82%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-4.24%	0.73%	2.09%
Class B Return Before Taxes	-6.67%	2.02%	3.78%
Class C Return Before Taxes	-4.45%	2.10%	3.54%
Class R Return Before Taxes	-3.08%	2.60%	4.06%
JPMorgan GBI Global ex-US Index Hedged in USD(2)	7.98%	5.38%	5.39%
Lipper International Income Fund Average(3)	2.00%	3.93%	4.99%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary.

(2)

JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper International Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B, C or R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B, C and R Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class R
Management Fees(1)	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00	0.50
Other Expenses(3)	0.20	0.20	0.20	0.20
Total Annual Fund Operating Expenses(4)	1.15	1.90	1.90	1.40

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B, Class C and Class R shares, a Class B, Class C or Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.95%, 1.70%, 1.70% and 1.20%, respectively, for Class A, Class B, Class C and Class R shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$488	$727	$984	$1,720	$488	$727	$984	$1,720
Class B	543	797	1,076	1,764	193	597	1,026	1,764
Class C	293	597	1,026	2,222	193	597	1,026	2,222
Class R	143	443	766	1,680	143	443	766	1,680

Prospectus	31

PIMCO Global Advantage Strategy Bond Fund	Ticker Symbol: PGSAX (Class A) PAFCX (Class C) PSBRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmarks, consistent with prudent investment management	Fund Focus U.S. and non-U.S. Fixed Income Instruments Average Portfolio Duration ≤ 8 years	Credit Quality Maximum of 15% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, and trade and current account balances. The Fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may also invest up to 10% of its total assets in preferred stocks. In addition, the Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Issuer Non-Diversification Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which is an unmanaged index that covers the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage-pass through securities, and asset-backed securities. The Fund’s secondary benchmark, the PIMCO Global Advantage Bond Index (“GLADI”), is a diversified bond index intended to provide a better representation of the fixed income universe through its wide coverage of fixed income instruments and sectors—from developed to emerging markets, nominal to real assets, and cash to derivative instruments. GLADI employs a unique GDP-weighting methodology that puts emphasis on rapidly developing markets, making the index forward-looking in nature. This contrasts with traditional market capitalization-weighted indices, which emphasize past debt issuance and are therefore backward-looking. GDP-weighting also tends to lead to counter-cyclical rebalancing—as bond prices tend to be inversely related to GDP growth rates—and avoids some of the disadvantages of traditional market-cap weighted indices, such as allocating too heavily toward overpriced securities, government debt, and large debt issuers. The Fund believes that the secondary benchmark reflects the Fund’s investment strategy more accurately than the Barclays Capital U.S. Aggregate Index.

32	PIMCO Funds

PIMCO Global Advantage Strategy Bond Fund (continued)

The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, C or R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Class R
Management Fees(1)	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.50
Total Annual Fund Operating Expenses	1.10	1.85	1.35

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C or Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$483	$712	$958	$1,665	$483	$712	$958	$1,665
Class C	288	582	1,001	2,169	188	582	1,001	2,169
Class R	137	428	739	1,624	137	428	739	1,624

Prospectus	33

PIMCO Global Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols: PAIIX (Class A) PBIIX (Class B) PCIIX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital	Fund Focus U.S. and hedged non-U.S. intermediate maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. Securities may be denominated in major foreign currencies or the U.S. dollar. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global Hedged in USD, which as of June 30, 2009 was 6.18 years. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

34	PIMCO Funds

PIMCO Global Bond Fund (U.S. Dollar-Hedged) (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	5.70%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Qtr. ‘01)	4.60%
Lowest (3rd Qtr. ‘08)	-3.33%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-6.39%	2.10%	4.13%
Class A Return After Taxes on Distributions(1)	-8.90%	0.37%	2.09%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-4.17%	0.85%	2.31%
Class B Return Before Taxes	-6.61%	2.03%	3.99%
Class C Return Before Taxes	-4.36%	2.11%	3.75%
JPMorgan GBI Global Hedged in USD(2)	9.42%	5.65%	5.60%
Lipper Global Income Fund Average(3)	-5.00%	2.93%	4.64%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

JPMorgan GBI Global Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Global Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B, C and R Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fees(1)	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Other Expenses(3)	0.50	0.49	0.49
Total Annual Fund Operating Expenses Fee(4)	1.45	2.19	2.19

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.95%, 1.70%, and 1.70%, for Class A, Class B and Class C shares of the Fund, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$517	$816	$1,137	$2,045	$517	$816	$1,137	$2,045
Class B	572	885	1,225	2,084	222	685	1,175	2,084
Class C	322	685	1,175	2,524	222	685	1,175	2,524

Prospectus	35

PIMCO GNMA Fund	Ticker Symbols: PAGNX (Class A) PBGNX (Class B) PCGNX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1–7 years	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A shares (November 30, 2000), Class B and C shares (May 31, 2001), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

36	PIMCO Funds

PIMCO GNMA Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	5.06%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Qtr. ‘01)	4.55%
Lowest (2nd Qtr. ‘04)	-0.71%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	0.90%	3.80%	5.53%
Class A Return After Taxes on Distributions(1)	-0.95%	2.27%	3.70%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	0.65%	2.35%	3.62%
Class B Return Before Taxes	0.61%	3.73%	5.36%
Class C Return Before Taxes	3.09%	3.82%	5.14%
Barclays Capital GNMA Index(2)	7.87%	5.39%	5.94%
Lipper GNMA Fund Average(3)	5.24%	4.15%	4.94%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

Barclays Capital GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper GNMA Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B, C and R Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fees(1)	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Other Expenses(3)	0.16	0.16	0.16
Total Annual Fund Operating Expenses(4)	1.06	1.81	1.81

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.90%, 1.65%, and 1.65%, respectively, for Class A, Class B and Class C shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$479	$700	$938	$1,621	$479	$700	$938	$1,621
Class B	534	769	1,030	1,664	184	569	980	1,664
Class C	284	569	980	2,127	184	569	980	2,127

Prospectus	37

PIMCO Government Money Market Fund	Ticker Symbols: AMAXX (Class A) AMGXX (Class C) PGRXX (Class R)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus U.S. government securities Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality Aaa equivalent Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Credit Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Returns Table is included.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, C or R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed Share Class on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	None(1)	None
Class C	None	None
Class R	None	None

(1)	Regular sales charges may apply when Class A shares of the Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Class R
Management Fees(1)	0.33%	0.33%	0.18%
Distribution and/or Service (12b-1) Fees	0.10	0.10	0.25
Total Annual Fund Operating Expenses(2)	0.43	0.43	0.43

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s fees and expenses. See “Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements” for additional information. Such waivers, if any, are not reflected in these tables.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Assuming you redeem shares at the end of each period		Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$44	$138	$44	$138
Class C	44	138	44	138
Class R	44	138	44	138

38	PIMCO Funds

[THIS PAGE INTENTIONALLY LEFT BLANK]

Prospectus	39

PIMCO High Yield Municipal Bond Fund	Ticker Symbols: PYMAX (Class A) PYMCX (Class C)

Principal Investments and Strategies	Investment Objectives Seeks high current income exempt from federal income tax. Total return is a secondary objective.	Fund Focus Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax) Average Portfolio Duration 4–11 years	Credit Quality No Limitation Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund intends to invest a substantial portion of its assets in high yield Municipal Bonds and “private activity” bonds that are rated (at the time of purchase) below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (commonly known as “junk bonds”). The Fund may also invest, without limitation, in higher rated Municipal Bonds. The Fund may invest up to 30% of its assets in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds.

The average portfolio duration of this Fund normally varies from four to eleven years based on PIMCO’s forecast for interest rates. The portfolio manager focuses on Municipal Bonds with the potential to offer high current income, typically looking for Municipal Bonds that can provide consistently attractive current yields or that are trading at competitive market prices. The total return sought by the Fund consists of both income earned on its investments and capital appreciation, if any, generally arising from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in other types of Fixed Income Instruments. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class C shares (December 29, 2006), performance information shown in the table for Class C shares is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

40	PIMCO Funds

PIMCO High Yield Municipal Bond Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	16.92%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Qtr. ‘07)	2.14%
Lowest (4th Qtr. ‘08)	-21.10%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Years	Fund Inception (7/31/06)
Class A Return Before Taxes	-31.26%	-13.45%
Class A Return After Taxes on Distributions(1)	-31.32%	-13.56
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-18.60%	-10.35
Class C Return Before Taxes	-29.25%	-13.00%
60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index(2)	-17.82%	-6.30%
Lipper High Yield Municipal Debt Fund Average(3)	-25.11%	-10.93%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After tax returns are for Class A shares only. After tax returns for Class C shares will vary.

(2)

Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers. Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade Municipal Bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper High Yield Municipal Debt Fund Average consists of funds that invest at least 50% of their assets in lower-rated municipal debt issues. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.60%	0.60%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Total Annual Fund Operating Expenses	0.85	1.60
Expense Reduction(3)	(0.06)	(0.06)
Net Annual Fund Operating Expenses	0.79	1.54

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

PIMCO has contractually agreed, through July 31, 2010, to waive a portion of its supervisory and administrative fee equal to 0.05% of the average daily net assets attributable in the aggregate to the Fund’s Class A and Class C shares. PIMCO has also contractually agreed, through July 31, 2010, to waive a portion of its advisory fee equal to 0.01% of average daily net assets. The contractual fee waivers renew annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$453	$630	$823	$1,379	$453	$630	$823	$1,379
Class C	257	499	865	1,894	157	499	865	1,894

Prospectus	41

PIMCO Income Fund	Ticker Symbols: PONAX (Class A) PONCX (Class C) PONRX (Class R)

Principal Investments and Strategies	Investment Objectives The Fund’s primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective.	Fund Focus Broad range of Fixed Income Instruments Average Portfolio Duration 2–8 years	Credit Quality Caa to Aaa; maximum 50% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund will generally allocate its assets among several investment sectors, which may include, without limitation: (i) high yield securities (“junk bonds”) and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; (ii) fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; (iii) mortgage-related and other asset backed securities; and (iv) foreign currencies, including those of emerging market countries. However, the Fund is not required to gain exposure to any one investment sector, and the Fund’s exposure to any one investment sector will vary over time. The average portfolio duration of this Fund normally varies from two to eight years based on PIMCO’s forecast for interest rates.

The Fund may invest up to 50% of its total assets in high yield securities rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in securities denominated in foreign currencies. The Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, C and R shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

42	PIMCO Funds

PIMCO Income Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	4.68%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Qtr. ‘08)	-0.25%
Lowest (3rd Qtr. ‘08)	-2.49%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (3/30/07)
Class A Return Before Taxes	-9.61%	-2.99%
Class A Return After Taxes on Distributions(1)	-11.55%	-4.95%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-6.21%	-3.60%
Class C Return Before Taxes	-7.59%	-1.54%
Class R Return Before Taxes	-6.19%	-1.00%
Barclays Capital U.S. Aggregate Index(2)	5.24%	6.07%
Lipper Multi-Sector Income Funds Average(3)	-14.26%	-7.32%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After tax returns are for Class A shares only. After tax returns for Class C and Class R shares will vary.

(2)

Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper Multi-Sector Income Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment grade. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, C or R shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Class R
Management Fees(1)	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.50
Other Expenses(3)	0.52	0.54	0.60
Total Annual Fund Operating Expenses(4)	1.42	2.19	1.75
Expense Reduction(5)	(0.05)	(0.05)	(0.05)
Net Annual Fund Operating Expenses	1.37	2.14	1.70

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C or Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.90%, 1.65%, and 1.15%, respectively, for Class A, Class C and Class R shares.
(5)	PIMCO has contractually agreed through July 31, 2010, to waive a portion of its advisory fee equal to 0.05% of average daily net assets.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$509	$802	$1,117	$2,008	$509	$802	$1,117	$2,008
Class C	317	680	1,170	2,519	217	680	1,170	2,519
Class R	173	546	944	2,057	173	546	944	2,057

Prospectus	43

PIMCO Investment Grade Corporate Bond Fund	Ticker Symbols: PBDAX (Class A) PBDCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Credit Strategy	Fund Focus Corporate fixed income securities Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Credit Investment Grade Index (formerly named the Lehman Brothers Credit Investment Grade Index), which as of June 30, 2009 was 5.99 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of the Class A and C shares (July 30, 2004), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class A and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

44	PIMCO Funds

PIMCO Investment Grade Corporate Bond Fund (continued)

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	5.93%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘08)	7.39%
Lowest (3rd Qtr. ‘08)	-5.35%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (4/28/00)(4)
Class A Return Before Taxes	-2.36%	3.12%	6.42%
Class A Return After Taxes on Distributions(1)	-4.01%	1.44%	3.95%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-1.47%	1.69%	4.01%
Class C Return Before Taxes	-0.24%	3.13%	6.09%
Barclays Capital Credit Investment Grade Index(2)	-3.08%	2.65%	5.79%
Lipper Intermediate Investment Grade Debt Fund Average(3)	-4.37%	1.76%	4.41%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

Barclays Capital Credit Investment Grade Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not reflect deductions for sales charges or taxes.

(4)	The Fund began operations on 4/28/00. Index comparisons began on 4/30/00.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.65%	0.65%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Total Annual Fund Operating Expenses	0.90	1.65

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$463	$651	$855	$1,441	$463	$651	$855	$1,441
Class C	268	520	897	1,955	168	520	897	1,955

Prospectus	45

PIMCO Long Duration Total Return Fund	Ticker Symbols: N/A (Class A)

Principal	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Long Term Government/Credit Index (formerly named the Lehman Brothers Long Term Government/Credit Index), which as of June 30, 2009 was 11.60 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. Class A shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Institutional Class and Class A shares have different expenses. Performance for Institutional Class shares in the Average Annual Returns Table does not reflect sales charges applicable to Class A shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

46	PIMCO Funds

PIMCO Long Duration Total Return Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	-1.64%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ’08)	16.10%
Lowest (3rd Qtr. ’08)	-4.13%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (8/31/06)
Institutional Class Return Before Taxes	12.38%	9.79%
Institutional Class Return After Taxes on Distributions(1)	10.13%	7.73%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	7.99%	7.12%
Barclays Capital Long-Term Government/Credit Index(2)	8.44%	7.66%
Lipper Corporate Debt Funds BBB-Rated Fund Average(3)	-8.85%	-0.92%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper Corporate Debt Funds BBB-Rated Fund Average consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class A
Management Fees(1)	0.65%
Distribution and/or Service (12b-1) Fees	0.25
Other Expenses(2)	0.01
Total Annual Fund Operating Expenses(3)	0.90

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)	Total Annual Fund Operating Expenses excluding interest expense is 0.89%.

Examples.  The Examples are intended to help you compare the cost of investing in Class A shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$464	$654	$860	$1,453	$464	$654	$860	$1,453

Prospectus	47

PIMCO Long-Term Credit Fund	Ticker Symbols: N/A (Class A)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 20% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Fund’s benchmark, the Barclays Capital U.S. Long Credit Index, which as of June 30, 2009, was 11.42 years. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. Consistent with other investment limitations, the Fund may invest, without limitation, in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

48	PIMCO Funds

PIMCO Long-Term Credit Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class A
Management Fees(1)	0.70%
Distribution and/or Service (12b-1) Fees	0.25
Other Expense(2)	0.01
Total Annual Fund Operating Expenses Fee	0.96
Expense Reduction(3)	(0.01)
Net Annual Fund Operating Expense	0.95

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)	“Other Expenses” reflect estimated organizational expenses for the Fund’s first fiscal year.
(3)

PIMCO has contractually agreed, through July 31, 2010, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to Institutional Class, Class P and Administrative Class shares, respectively (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees, plus such recoupment, do not exceed the Expense Limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$468	$666	$881	$1,498	$468	$666	$881	$1,498

Prospectus	49

PIMCO Long-Term U.S. Government Fund	Ticket Symbols: PFGAX (Class A) PFGBX (Class B) PFGCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Long-term maturity fixed income securities Average Portfolio Duration ≥ 8 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Fund also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk	• Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

50	PIMCO Funds

PIMCO Long-Term U.S. Government Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	-4.36%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘08)	13.47%
Lowest (2nd Qtr. ‘04)	-6.14%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	8.91%	5.90%	6.53%
Class A Return After Taxes on Distributions(1)	7.17%	4.29%	4.46%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	5.69%	4.09%	4.34%
Class B Return Before Taxes	8.81%	5.84%	6.38%
Class C Return Before Taxes	11.30%	5.92%	6.14%
Barclays Capital Long-Term Treasury Index(2)	24.03%	9.73%	8.10%
Lipper General U.S. Government Fund Average(3)	7.27%	4.18%	4.68%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper General U.S. Government Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. government and agency issues. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B, C and R Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fees(1)	0.625%	0.625%	0.625%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Other Expenses(3)	0.03	0.03	0.03
Total Annual Fund Operating Expenses(4)	0.905	1.655	1.655

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.875%, 1.625%, and 1.625%, respectively, for Class A, Class B and Class C shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$464	$653	$857	$1,447	$464	$653	$857	$1,447
Class B	518	722	950	1,490	168	522	900	1,490
Class C	268	522	900	1,960	168	522	900	1,960

Prospectus	51

PIMCO Money Market Fund	Ticker Symbols: PYAXX (Class A) PYCXX (Class B) PKCXX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality Minimum 95% of total assets rated Prime 1; ≤ 5% of total assets rated Prime 2 Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in obligations issued by U.S. banks.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk	• Market Risk • Issuer Risk	• Foreign (Non-U.S.) Investment Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares. To obtain the Fund’s current yield, call 1-800-426-0107. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

52	PIMCO Funds

PIMCO Money Market Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	0.07%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘00)	1.54%
Lowest (3rd Qtr. ‘03)	0.11%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	2.06%	2.96%	3.07%
Class B Return Before Taxes	1.23%	2.40%	2.59%
Class C Return Before Taxes	2.07%	2.97%	3.08%
Citigroup 3-Month Treasury Bill Index(1)	1.80%	3.10%	3.30%
Lipper Institutional Money Market Fund Average(2)	2.50%	3.20%	3.34%

(1)

Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(2)

Lipper Institutional Money Market Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest in high quality financial instruments (rated in the top two grades) with dollar-weighted maturities of less than 90 days. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	None(1)	None
Class B	None	None
Class C	None	None

(1)	Regular sales charges apply when Class A shares of the Money Market Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of any other Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fees(1)	0.47%	0.47%	0.47%
Distribution and/or Service (12b-1) Fees(2)	0.10	1.00	0.10
Total Annual Fund Operating Expenses(3)	0.57	1.47	0.57

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s fees and expenses. See “Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements” for additional information. Such waivers, if any, are not reflected in these tables.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$58	$183	$318	$714	$58	$183	$318	$714
Class B	150	465	803	1,181	150	465	803	1,181
Class C	58	183	318	714	58	183	318	714

Prospectus	53

PIMCO Mortgage-Backed Securities Fund	Ticker Symbols: PMRAX (Class A) PMRBX (Class B) PMRCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short to intermediate maturity mortgage-related Fixed Income Instruments Average Portfolio Duration 1–7 years	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (July 31, 2000), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

54	PIMCO Funds

PIMCO Mortgage-Backed Securities Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	6.94%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ‘01)	4.56%
Lowest (4th Qtr. ‘08)	-1.59%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-4.54%	2.73%	4.93%
Class A Return After Taxes on Distributions(1)	-6.52%	1.06%	2.88%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-2.88%	1.37%	2.97%
Class B Return Before Taxes	-4.84%	2.67%	4.78%
Class C Return Before Taxes	-2.51%	2.75%	4.54%
Barclays Capital U.S. MBS Fixed Rate Index(2)	8.52%	5.59%	6.07%
Lipper U.S. Mortgage Fund Average(3)	-1.31%	2.61%	4.14%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

Barclays Capital U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper U.S. Mortgage Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B, C and R Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fees(1)	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Other Expenses(3)	1.14	1.09	1.12
Total Annual Fund Operating Expenses(4)	2.04	2.74	2.77

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.90%, 1.65%, and 1.65%, respectively, for Class A, Class B and Class C shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$574	$991	$1,432	$2,655	$574	$991	$1,432	$2,655
Class B	627	1,050	1,500	2,678	277	850	1,450	2,678
Class C	380	859	1,464	3,099	280	859	1,464	3,099

Prospectus	55

PIMCO Municipal Bond Fund	Ticker Symbols: PMLAX (Class A) PMLBX (Class B) PMLCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective.	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 3–10 years	Credit Quality Ba to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) rated at least Ba by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund normally varies from three to ten years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivatives, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Leveraging Risk • Management Risk	• California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflect the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

56	PIMCO Funds

PIMCO Municipal Bond Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	10.07%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Qtr. ‘02)	3.96%
Lowest (4th Qtr. ‘08)	-12.53%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-22.28%	-2.74%	1.10%
Class A Return After Taxes on Distributions(1)	-22.46%	-2.82%	0.64%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-13.21%	-1.71%	1.17%
Class B Return Before Taxes	-24.31%	-3.21%	0.88%
Class C Return Before Taxes	-21.05%	-2.64%	0.90%
Barclays Capital Municipal Bond Index(2)	-2.47%	2.71%	4.26%
Lipper General Municipal Debt Fund Index(3)	-8.94%	0.57%	2.47%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

Barclays Capital Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax- exempt bond market. The index is made up of all investment grade Municipal Bonds issued after 12/ 31/ 90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper General Municipal Debt Fund Index consists of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. It does not take into account sales charges. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	5.00%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B, C and R Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fees(1)	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.75
Total Annual Fund Operating Expenses	0.75	1.50	1.25

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Classes A, B or C of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$449	$606	$776	$1,270	$449	$606	$776	$1,270
Class B	653	774	1,019	1,588	153	474	819	1,588
Class C	227	397	686	1,511	127	397	686	1,511

Prospectus	57

PIMCO MuniGO Fund	Ticker Symbols: APNAX (Class A) APNCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks income exempt from federal income tax consistent with preservation of capital.	Fund Focus State, county and city general obligation and pre-refunded Municipal Bonds (exempt from federal income tax) Average Portfolio Duration See description below	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund’s Municipal Bond investments will primarily consist of state, county and city general obligation and pre-refunded Municipal Bonds. The Fund may also invest in U.S. Treasury securities and other obligations of the U.S. Government (including its agencies and instrumentalities) and money market instruments.

The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Municipal GO Bond Index, which as of June 30, 2009, was 7.84 years. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated Baa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in Municipal Bonds of issuers in California. To the extent that the Fund concentrates its investments in California, it will be subject to California State-Specific Risk. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Liquidity Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Management Risk • California State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

58	PIMCO Funds

PIMCO MuniGO Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.50%	0.50%
Distribution and/or Service (12b-1) Fees(2)	0.25	0.75
Other Expenses(3)	0.09	0.09
Total Annual Fund Operating Expenses	0.84	1.34
Expense Reduction(4)	(0.09)	(0.09)
Net Annual Fund Operating Expenses	0.75	1.25

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Fund—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)	“Other Expenses” reflect estimated organizational expenses for the Fund’s first fiscal year.
(4)

PIMCO has contractually agreed, through July 31, 2010, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that, organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to Class A and Class C shares, respectively (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees, plus such recoupment, do not exceed the Expense Limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Assuming you redeem shares at the end of each period		Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$458	$663	$458	$663
Class C	$227	$397	$127	$397

Prospectus	59

PIMCO New York Municipal Bond Fund	Ticker Symbols: PNYAX (Class A) N/A (Class C)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax) Average Portfolio Duration 3–12 years	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. By concentrating its investments in New York, the Fund will be subject to New York State-Specific Risk.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies from three to twelve years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk • Leveraging Risk	• Management Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A shares (October 19, 1999), performance information shown in the table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class A shares. Class C had not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

60	PIMCO Funds

PIMCO New York Municipal Bond Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	6.36%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Qtr. ‘02)	4.87%
Lowest (3rd Qtr. ‘08)	-3.28%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (8/31/99)
Class A Return Before Taxes	-7.70%	0.89%	3.90%
Class A Return After Taxes on Distributions(1)	-7.85%	0.77%	3.37%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-3.93%	1.15%	3.47%
Barclays Capital New York Insured Municipal Bond Index(2)	-2.85%	2.65%	4.94%
Lipper New York Municipal Debt Fund Average(3)	-8.64%	0.66%	3.18%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

Barclays Capital New York Insured Municipal Bond Index is an unmanaged index comprised of a broad selection of insured general obligation and revenue bonds of New York issuers with remaining maturities ranging from one year to 30 years. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper New York Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	0.50%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.525%	0.525%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Total Annual Fund Operating Expenses	0.775	1.525

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$451	$613	$789	$1,299	$451	$613	$789	$1,299
Class C	255	482	832	1,818	155	482	832	1,818

Prospectus	61

PIMCO Short Duration Municipal Income Fund	Ticker Symbols: PSDAX (Class A) PSDCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital.	Fund Focus Short to intermediate maturity municipal securities (exempt from federal income tax) Average Portfolio Duration ≤ 3 years	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A and Class C shares (March 28, 2002), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class A and Class C shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

62	PIMCO Funds

PIMCO Short Duration Municipal Income Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	5.18%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘00)	1.91%
Lowest (4th Qtr. ’08)	-11.00%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (8/31/99)
Class A Return Before Taxes	-15.98%	-2.14%	0.48%
Class A Return After Taxes on Distributions(1)	-16.10%	-2.21%	0.12%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-9.30%	-1.37%	0.55%
Class C Return Before Taxes	-15.16%	-1.98%	0.30%
Barclays Capital 1 Year Municipal Bond Index(2)	4.57%	2.93%	3.45%
Lipper Short Municipal Debt Fund Average(3)	0.12%	1.66%	2.88%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

Barclays Capital 1 Year Municipal Bond Index is an unmanaged index comprised of national Municipal Bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper Short Municipal Debt Fund Average is a total performance average of Funds tracked by Lipper, Inc. that invest in municipal debt issues with dollar-weighted maturities of less than three years. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	2.25%	0.50%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.48%	0.48%
Distribution and/or Service (12b-1) Fees(2)	0.25	0.55
Total Annual Fund Operating Expenses	0.73	1.03

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Classes A or C of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$298	$453	$622	$1,111	$298	$453	$622	$1,111
Class C	205	328	569	1,259	105	328	569	1,259

Prospectus	63

PIMCO Treasury Money Market Fund	Ticker Symbols: N/A (Class A) N/A (Class C) PTRXX (Class R)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus U.S. Treasury securities Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality Aaa equivalent Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Treasury securities. The Fund may invest in the following: U.S. Treasury bills, notes, trust receipts and other direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Credit Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Returns Table is included.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, C or R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed Share Class on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	None(1)	None
Class C	None	None
Class R	None	None

(1)	Regular sales charges may apply when Class A shares of the Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Class R
Management Fees(1)	0.33%	0.33%	0.18%
Distribution and/or Service (12b-1) Fees	0.10	0.10	0.25
Other Expenses(2)	0.03	0.03	0.03
Total Annual Fund Operating Expenses	0.46	0.46	0.46
Expense Reduction(3)	(0.03)	(0.03)	(0.03)
Net Annual Fund Operating Expenses(4)	0.43	0.43	0.43

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)	“Other Expenses” reflect estimated organizational expenses for the Fund’s first fiscal year.
(3)

PIMCO has contractually agreed, through July 31, 2010, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to Class A, Class C and Class R shares, respectively (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees, plus such recoupment, do not exceed the Expense Limit.

(4)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s fees and expenses. See “Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements” for additional information. Such waivers, if any, are not reflected in these tables.

64	PIMCO Funds

PIMCO Treasury Money Market Fund (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Assuming you redeem shares at the end of each period		Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$44	$138	$44	$138
Class C	44	138	44	138
Class R	44	138	44	138

Prospectus	65

PIMCO Unconstrained Bond Fund	Ticker Symbol: PUBAX (Class A) PUBCX (Class C) PUBRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term return, consistent with preservation of capital and prudent investment management	Fund Focus Broad range of Fixed Income Instruments Average Portfolio Duration (-3) to 8 years	Credit Quality Maximum 40% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from negative 3 years to positive 8 years based on PIMCO’s forecast for interest rates.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

66	PIMCO Funds

PIMCO Unconstrained Bond Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, C or R shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Class R
Management Fees(1)	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.50
Other Expenses(3)	0.01	0.01	0.01
Total Annual Fund Operating Expenses(4)	1.31	2.06	1.56

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C or Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.30%, 2.05%, and 1.55%, respectively, for Class A, Class C and Class R shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$503	$775	$1,066	$1,895	$503	$775	$1,066	$1,895
Class C	309	646	1,108	2,390	209	646	1,108	2,390
Class R	159	493	850	1,856	159	493	850	1,856

Prospectus	67

PIMCO Unconstrained Tax Managed Bond Fund	Ticker Symbols: ATMAX (Class A) ATMCX (Class C)

Principal	Investment Objective Seeks maximum long-term after tax return, consistent with preservation of capital and prudent investment management	Fund Focus Broad range of Fixed Income Instruments Average Portfolio Duration (-3) to 10 years	Credit Quality Maximum 40% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from negative 3 years to (positive) 10 years based on PIMCO’s forecast for interest rates.

The Fund seeks to invest under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 50% of its total assets in securities denominated in foreign currencies. The Fund may invest up to 50% of its total assets in securities of foreign issuers. The Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

68	PIMCO Funds

PIMCO Unconstrained Tax Managed Bond Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%
Class C	None	1.00%(1)

(1)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.85%	0.85%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Total Annual Fund Operating Expenses	1.10	1.85

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:		If you do not redeem your shares:
	1 Year	3 Years	1 Year	3 Years
Class A	$483	$712	$483	$712
Class C	288	582	188	582

Prospectus	69

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Interest Rate Risk	Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Credit Risk	A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal Bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. To the extent that the Money Market Fund invests 25% or more of its assets in obligations issued by U.S. banks, the Fund will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations.

High Yield Risk	Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk	The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk	The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

70	PIMCO Funds

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk	The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk	Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk	A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Emerging Markets Risks	Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Prospectus	71

Currency Risk	If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk	Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

Leveraging Risk	Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. Certain Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

California State- Specific Risk	A Fund that concentrates its investments in California Municipal Bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State- Specific Risk	A Fund that concentrates its investments in New York Municipal Bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York Municipal Bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York Municipal Bonds held by such Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Municipal Project- Specific Risk	A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Sale Risk

A Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the

72	PIMCO Funds

Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Management of the Funds

Investment Adviser and Administrator	PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2009, PIMCO had approximately $940 billion in assets under management.

Management Fees	Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee.

Advisory Fee.  Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2009, the following Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund Name	Advisory Fees
	All Classes
California Intermediate Municipal Bond Fund	0.225%
California Short Duration Municipal Income Fund	0.20	(1)
Developing Local Markets Fund	0.45
Diversified Income Fund	0.45
Emerging Local Bond Fund	0.45
Emerging Markets Bond Fund	0.45
Extended Duration Fund	0.25
Floating Income Fund	0.30
Foreign Bond Fund (Unhedged)	0.25
Foreign Bond Fund (U.S. Dollar-Hedged)	0.25
Global Advantage Strategy Bond Fund	0.40	(2)(3)
Global Bond Fund (U.S. Dollar-Hedged)	0.25
GNMA Fund	0.25
Government Money Market Fund	0.12
High Yield Municipal Bond Fund	0.30	(4)
Income Fund	0.25	(5)
Investment Grade Corporate Bond Fund	0.25
Long Duration Total Return Fund	0.25
Long-Term Credit Fund	0.30
Long-Term U.S. Government Fund	0.225
Money Market Fund	0.12
Mortgage-Backed Securities Fund	0.25
Municipal Bond Fund	0.225	(6)
New York Municipal Bond Fund	0.225
Short Duration Municipal Income Fund	0.20	(7)
Unconstrained Bond Fund	0.60
Unconstrained Tax Managed Bond Fund	0.40

(1)	Effective October 1, 2009, the Fund’s advisory fee was reduced by 0.02% to 0.18% per annum.
(2)	Effective February 24, 2009, the Fund's advisory fee was reduced by 0.20% to 0.40% per annum.
(3)	Effective February 24, 2009, the Fund is no longer waiving a portion of the advisory fee.
(4)	PIMCO has contractually agreed, through July 31, 2010, to waive 0.01% of the advisory fee to 0.29%.
(5)	PIMCO has contractually agreed, through July 31, 2010, to waive 0.05% of the advisory fee to 0.20%.
(6)	Effective October 1, 2009, the Fund’s advisory fee was reduced by 0.025% to 0.20% per annum.
(7)	Effective October 1, 2009, the Fund’s advisory fee was reduced by 0.02% to 0.18% per annum.

Additionally, for the Income Fund, PIMCO has contractually agreed, through July 31, 2010, to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the Fund. PIMCO has also contractually agreed for the High Yield Municipal Bond Fund, through July 31, 2010, to waive a portion of its advisory fee equal to 0.01% of average daily net assets of the Fund.

The MuniGO and Treasury Money Market Funds were not operational during the fiscal year ended March 31, 2009. The advisory fee for the Funds is at an annual rate of 0.20% and 0.12%, respectively, based upon the average daily net assets of each Fund taken separately.

Prospectus	73

A discussion of the basis for the Board of Trustees’ approval of the Funds’ (except the Global Advantage Strategy Bond, Government Money Market, Long-Term Credit and Unconstrained Tax Managed Bond Funds) investment advisory contract is available in the Funds’ Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2009. A discussion of the basis for the Board of Trustees’ approval of the Global Advantage Strategy Bond, Government Money Market, Long-Term Credit and Unconstrained Tax Managed Bond Funds’ investment advisory contract is available in the Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2009.

•

Supervisory and Administrative Fee.  Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Class A, Class B, Class C and Class R shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for Class A, Class B, Class C and Class R shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Class A, Class B, Class C and Class R shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2009, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class’s shares taken separately):

	Supervisory and Administrative Fee
Fund Name	Classes A, B and C		Class R
California Intermediate Municipal Bond Fund	0.30%		N/A
California Short Duration Municipal Income Fund	0.30		N/A
Developing Local Markets Fund	0.55		N/A
Diversified Income Fund	0.45		N/A
Emerging Local Bond Fund	0.65		N/A
Emerging Markets Bond Fund	0.55		N/A
Extended Duration Fund	0.40		N/A
Floating Income Fund	0.40		N/A
Foreign Bond Fund (Unhedged)	0.45		N/A
Foreign Bond Fund (U.S. Dollar-Hedged)	0.45		0.45%
Global Advantage Strategy Bond Fund	0.45	(1)(3)	0.45	(1)(3)
Global Bond Fund (U.S. Dollar-Hedged)	0.45		N/A
GNMA Fund	0.40		N/A
Government Money Market Fund	0.21		0.06
High Yield Municipal Bond Fund	0.30	(2)	N/A
Income Fund	0.40		0.40
Investment Grade Corporate Bond Fund	0.40		N/A
Long Duration Total Return Fund	0.40		N/A
Long-Term Credit Fund	0.40		N/A
Long-Term U.S. Government Fund	0.40		N/A
Money Market Fund	0.35		N/A
Mortgage-Backed Securities Fund	0.40		N/A
Municipal Bond Fund	0.30		N/A
New York Municipal Bond Fund	0.30		N/A
Short Duration Municipal Income Fund	0.30		N/A
Unconstrained Bond Fund	0.45		0.45
Unconstrained Tax Managed Bond Fund	0.45		N/A

(1)	Effective February 24, 2009, the Fund's supervisory and administrative fee was reduced by 0.05% to 0.45% per annum.
(2)	PIMCO has contractually agreed, through July 31, 2010, to waive 0.05% of the supervisory and administrative fee to 0.25%.
(3)	Effective February 24, 2009, the Fund is no longer waiving a portion of the advisory fee or the supervisory and administrative fee.

74	PIMCO Funds

The MuniGO and Treasury Money Market Funds were not operational during the fiscal year ended March 31, 2009. The supervisory and administrative fees for the Class A, Class B, Class C and Class R shares of the Funds are at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately):

	Supervisory and Administrative Fee
Fund Name	Classes A, B and C	Class R
MuniGO Fund	0.30%	N/A
Treasury Money Market Fund	0.21	0.06%

PIMCO has contractually agreed for the Government Money Market, Long-Term Credit, MuniGO and Treasury Money Market Funds, through July 31, 2010, to reduce total annual fund operating expenses for each of these Funds’ separate classes of shares, by waiving a portion of the Fund’s supervisory and administrative fee or reimbursing the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to a separate class of shares, respectively. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods not exceeding three years, provided that organizational expenses and pro rata Trustees’ fees, plus recoupment, do not exceed the Expense Limit.

Temporary Fee Waivers, Reductions and Reimbursements	To maintain certain net yields for the Government Money Market, Money Market and Treasury Money Market Funds, PIMCO and certain affiliates have entered into a fee and expense limitation agreement with such Funds (the “Agreement”) pursuant to which PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, any distribution and/or service (12b-1) fees applicable to a class of a Fund; (ii) second, to the extent necessary, a Fund’s supervisory and administrative fee; and (iii) third, to the extent necessary, a Fund’s advisory fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or its affiliates.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO may recoup from a Fund any portion of the supervisory and administrative fee or advisory fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the expense limitation agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of a Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Funds will not reimburse PIMCO or its affiliates for any portion of the distribution and/or service fees (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Funds will maintain a positive net yield.

To the extent PIMCO or its affiliates waive, reduce or reimburse any portion of the distribution and/or service (12b-1) fees pursuant to the Agreement, PIMCO or its affiliates may pay or reimburse financial institutions for services for which such financial institutions normally receive distribution and/or service (12b-1) fees from the applicable Fund out of PIMCO’s or its affiliates’ own assets. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Funds. Such activities by PIMCO or its affiliates may provide incentives to financial institutions to sell shares of the Funds. Additionally, these activities may give PIMCO or its affiliates additional access to sales representatives of such financial institutions, which may increase sales Fund shares.

Individual Portfolio Managers	The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since		Recent Professional Experience
California Intermediate Municipal Bond California Short Duration Municipal Income High Yield Municipal Bond Municipal Bond MuniGO New York Municipal Bond Short Duration Municipal Income	John Cummings	10/05 8/06 7/06 12/08 7/09 12/08 12/08	* * *	Executive Vice President, PIMCO. He joined PIMCO in 2002. Prior to joining PIMCO, he served as Vice President of Municipal Trading at Goldman, Sachs & Co. Mr. Cummings joined Goldman, Sachs & Co. in 1997.

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Fund	Portfolio Manager	Since		Recent Professional Experience
Diversified Income Emerging Markets Bond Floating Income	Curtis Mewbourne	10/05 4/09 10/05		Executive Vice President, PIMCO. He is a Portfolio Manager and senior member of PIMCO’s portfolio management and strategy group, specializing in credit portfolios. He joined PIMCO in 1999.

Developing Local Markets Emerging Local Bond	Michael Gomez	5/05 12/06	* *	Executive Vice President, PIMCO. He has been a member of the emerging markets team since joining PIMCO in 2003. Prior to joining PIMCO, Mr. Gomez was associated with Goldman Sachs where he was responsible for proprietary trading of bonds issued by Latin American countries. Mr. Gomez joined Goldman Sachs in July 1999.

Foreign Bond (Unhedged) Foreign Bond (U.S. Dollar-Hedged) Global Bond (U.S. Dollar-Hedged)	Scott A. Mather	2/08 2/08 2/08		Managing Director, PIMCO. He is a member of PIMCO’s Investment Committee and head of global portfolio management. Mr. Mather joined PIMCO in 1998.

Global Advantage Strategy Bond	Mohamed El-Erian***	2/09	*	Co-CEO and Co-CIO, PIMCO. He re-joined PIMCO in December 2007 after serving for 2 years as President and CEO of Harvard Management Company (HMC), the entity that manages Harvard University’s endowment and related accounts. Dr. El-Erian also served as a member of the faculty of Harvard Business School and as deputy treasurer of Harvard University. Dr. El-Erian initially joined PIMCO in 1999 and was a Managing Director and a senior member of PIMCO’s portfolio management and investment strategy group.

	Ramin Toloui***	2/09	*	Executive Vice President, PIMCO. He joined PIMCO in 2006 and is a portfolio manager specializing in global economics and emerging markets. Prior to joining PIMCO, he worked for seven years in the international division of the U.S. Department of the Treasury, including as director of the Office of the Western Hemisphere and senior advisor to the Under Secretary for International Affairs.

GNMA Mortgage-Backed Securities	W. Scott Simon	10/01 4/00		Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, he was a Senior Managing Director and co-head of Mortgage Backed Securities pass-through trading at Bear Stearns & Co.

Government Money Market Money Market Treasury Money Market	Paul A. McCulley	1/09 11/99 *	* *	Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide.

Investment Grade Corporate Bond Long-Term Credit	Mark Kiesel	11/02 3/09	*	Executive Vice President, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He has served as a Portfolio Manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Extended Duration Long-Term U.S. Government Long Duration Total Return	Stephen Rodosky	7/07 7/07 7/07		Executive Vice President, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.

Income	Daniel J. Ivascyn	3/07	*	Managing Director, PIMCO. He joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group as well as T. Rowe Price and Fidelity Investments.

Unconstrained Bond Unconstrained Tax Managed Bond	Chris Dialynas	6/08 1/09	* *	Managing Director, PIMCO. He joined PIMCO in 1980 and is a senior member of PIMCO’s investment strategy group.

*	Since inception of the Fund.
**	As of the date of this prospectus, the Fund has not commenced operations.
***	Dr. El-Erian has overall responsibility for managing the Fund. Mr. Toloui is responsible for portfolio construction and security selection.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation and the portfolio managers’ ownership of shares of the Funds.

Distributor	The Trust’s Distributor is Allianz Global Investors Distributors LLC (“AGID” or “Distributor”), an indirect subsidiary of Allianz Global Investors of America L.P (“AGI”), PIMCO’s parent company. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

Regulatory and Litigation Matters	PIMCO and the Trust are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management currently believes that the complaint is without merit and PIMCO and the Trust intend to vigorously defend against this action.

76	PIMCO Funds

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to the Funds. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Classes of Shares—Class A, B, C and R Shares

The Trust offers investors Class A, Class B, Class C and Class R shares in this prospectus. Subject to the qualifications described below under “Sale of Class B Shares,” effective November 1, 2009, Class B shares of the Funds are no longer available for purchase. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Statement of Additional Information and can be obtained free of charge from the Distributor.

Class A Shares	•

You pay an initial sales charge when you buy Class A shares of any Fund, except the Government Money Market Fund, Money Market Fund and Treasury Money Market Fund. The maximum initial sales charge is 2.25% for the California Short Duration Municipal Income, Floating Income and Short Duration Municipal Income Funds; and 3.75% for all other Funds. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•

You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 ($250,000 in the case of the California Short Duration Municipal Income, Floating Income and Short Duration Municipal Income Funds) or more of Class A shares. Please see the Statement of Additional Information for details.

•	Class A shares are subject to lower 12b-1 fees than Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class C shareholders.

•

You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC (0.50% in the case of the California Short Duration Municipal Income, Floating Income and Short Duration Municipal Income Funds) if you purchase $1,000,000 ($250,000 in the case of the California Short Duration Municipal Income, Floating Income and Short Duration Municipal Income Funds) or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of

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investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Statement of Additional Information for details.

Class B Shares	•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

•

You normally pay a CDSC of up to 3.5% (5% in the case of the Municipal Bond Fund) if you redeem Class B shares during the first five years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CSDC if you redeem Class B shares during the sixth year or thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

•

Class B shares of the Funds are subject to higher 12b-1 fees than Class A shares for the first five years they are held (seven years for Class B shares purchased prior to January 1, 2002 and eight years for Class B shares purchased from January 1, 2002 through September 30, 2004). During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class B shares of the Funds convert to Class A shares after they have been held for five years (eight years for Class B shares purchased from January 1, 2002 through September 30, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares. (The conversion period for Class B shares of all Funds purchased prior to January 1, 2002, is seven years.)

Class C Shares	•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•

You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase (except the Government Money Market Fund and Treasury Money Market Fund). The Class C CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after either five, seven or eight years (as more fully described above), Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the Class C shares are held for periods longer than those prescribed above after which time Class B shares convert into Class A shares (five, seven or eight years, as applicable).

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges —Class A Shares	This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount.

California Short Duration Municipal Income, Floating Income and Short Duration Municipal Income Funds—Class A shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	2.30%	2.25%
$100,000–$249,999	1.27%	1.25%
$250,000 +	0.00%*	0.00%*

*	As shown, investors that purchase $250,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, certain purchasers of $250,000 or more of Class A shares may be subject to a contingent deferred sales charge of 0.50% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

78	PIMCO Funds

All other Funds (except the Government Money Market, Money Market and Treasury Money Market Funds)—Class A shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	3.90%	3.75%
$100,000–$249,999	3.36%	3.25%
$250,000–$499,999	2.30%	2.25%
$500,000–$999,999	1.78%	1.75%
$1,000,000 +	0.00%*	0.00%*

*	As shown, investors that purchase $1,000,000 or more of any Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% (0.50% in the case of the California Intermediate Municipal Bond and New York Municipal Bond Funds) if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust, Allianz Funds or Allianz Funds Multi-Strategy Funds that offer Class A shares (other than the Money Market Fund) (together, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).  A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, C and Class R shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor.

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member); or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

(iii) an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the California Short Duration Municipal Income, Floating Income and Short Duration Municipal Income Funds for which the maximum intended investment amount is $100,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Statement of Additional Information.

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Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of PIMCO and the Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge and in a clear and prominent format, on the Distributor’s Web site at www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares	Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares Purchased On or After October 1, 2004

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	3.50
Second	2.75
Third	2.00
Fourth	1.25
Fifth	0.50
Sixth and thereafter	0*

*	After the fifth year, Class B shares convert into Class A shares.

Class B Shares Purchased Prior to October 1, 2004

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*

*	After the eighth year, Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002, convert into Class A shares after seven years.

80	PIMCO Funds

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1
Thereafter	0

CDSCs on Class A Shares	Unless a waiver applies, investors who purchase $1,000,000 ($250,000 in the case of the California Short Duration Municipal Income, Floating Income and Short Duration Municipal Bond Funds) or more of Class A shares (and, thus, pay no initial sales charge) of a Fund other than the Government Money Market Fund, Money Market Fund and Treasury Money Market Fund will be subject to a 1% CDSC (0.50% in the case of the California Intermediate Municipal Bond, California Short Duration Municipal Income, Floating Income, New York Municipal Bond and Short Duration Municipal Income Fund) if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below. The Class A CDSC does not apply to the Government Money Market Fund, Money Market Fund and Treasury Money Market Fund; however, if Government Money Market Fund, Money Market Fund or Treasury Money Market Fund Class A shares are purchased in an amount that for any other Fund would be subject to a CDSC and are subsequently exchanged for shares of another Fund, a Class A CDSC will apply for 18 months from the date of the exchange.

How CDSCs will be Calculated—Shares Purchased After December 31, 2001	A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

•

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

•	CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

•	In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 3.5%, the Class B CDSC would be $70.

Reductions and Waivers of Initial Sales Charges and CDSCs	The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details.

Sales of Class B Shares

Effective November 1, 2009 (the “Closing Date”), Class B shares of the Funds are no longer available for purchase, except through exchanges and dividend reinvestments as discussed below. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule, as outlined above in “Class B Shares.” Dividends and capital gain distributions paid on outstanding Class B shares may continue to be reinvested in Class B shares in accordance with the Funds’ current policies. In addition, Class B shareholders may continue to exchange their shares for Class B shares of other Funds, or for series of Allianz Funds and Allianz Funds Multi-Strategy Trust that have Class B shares outstanding in accordance with the Funds’ current policies. Effective on and after the Closing Date, Class B shareholders who

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have direct accounts with the Funds that involve recurring investments in Class B shares, including through automated investment plans such as the Allianz Funds and PIMCO Funds Auto-Invest program, will have such recurring investments automatically redirected into Class A shares of the same Fund at net asset value, without any sales charges (loads). All other features of Class B shares, including Rule 12b-1 distribution and service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. The Trust and the Distributor each reserves the right at any time to modify or eliminate these policies and restrictions, including on a case-by-case basis. Please call the Distributor at 1-800-426-0107, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

Class R Shares—Specified Benefit Plans	Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or PIMCO to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs (except through omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary (“financial service firm”) authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See “How to Buy and Sell Shares—Buying Shares—Class R Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, PIMCO or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Distributor may pay a financial service firm or specified benefit plan an additional amount not to exceed 0.20% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan

82	PIMCO Funds

administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This prospectus should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

Distribution and Servicing (12b-1) Plans	The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

There is a separate 12b-1 Plan for each class of shares offered in this prospectus. Class A shares pay only servicing fees. Class B, Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
Government Money Market Fund	0.10%	0.00%
Money Market Fund	0.10%	0.00%
Treasury Money Market Fund	0.10%	0.00%
All other Funds	0.25%	0.00%

Class B
All Funds	0.25%	0.75%

Class C
California Short Duration Municipal Income Fund	0.25%	0.30%
Floating Income	0.25%	0.30%
Government Money Market Fund	0.10%	0.00%
Money Market Fund	0.10%	0.00%
Municipal Bond Fund	0.25%	0.50%
MuniGO Fund	0.25%	0.50%
Short Duration Municipal Income Fund	0.25%	0.30%
Treasury Money Market Fund	0.10%	0.00%
All other Funds	0.25%	0.75%

Class R
All Funds	0.25%	0.25%

Because distribution fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class B, Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class B, Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for five, seven or eight years (as applicable) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms	Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission, depending upon the Fund involved, of up to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

Prospectus	83

In addition, AGID, PIMCO and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The payments described above are made at the Distributor’s expense. These payments may be made to financial firms selected by the Distributor, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate, although the actual termination date is not known. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Funds with such investment consultants or their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

84	PIMCO Funds

How Fund Shares Are Priced

The NAV of a Fund’s Class A, Class B, Class C and Class R shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Except for the Government Money Market and the Treasury Money Market Funds, each Fund’s shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Government Money Market Fund and Treasury Money Market Fund shares are valued as of 5:30 p.m. Eastern time, (or an earlier time if the Fund closes earlier) on each day the NYSE and Federal Reserve Bank of New York (“Federal Reserve”) are open. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAVs are calculated if the Fund closes earlier, or as permitted by the SEC.

Except for the Government Money Market, Money Market and Treasury Money Market Funds, for purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

The Government Money Market, Money Market and Treasury Money Market Funds’ securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially

Prospectus	85

affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed below under “Abusive Trading Practices.”

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the Statement of Additional Information, which can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Statement of Additional Information provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate the initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments	When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC. Except for the Government Money Market Fund and the Treasury Money Market Fund, NAVs are determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open. NAVs for the Government Money Market Fund and the Treasury Money Market Fund are determined at 5:30 p.m., Eastern time (or an earlier time if the Fund closes earlier) on each day the NYSE and Federal Reserve are open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the NYSE Close and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day’s NAV). Please see the Statement of Additional Information for details.

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If your purchase or redemption order is received by the Distributor on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (according to the succeeding day’s NAV).

86	PIMCO Funds

Buying Shares—Classes A, B and C	You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•

Directly from the Distributor.  To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

Buying Shares—Class R Shares	Class R shares of the Funds are continuously offered to specified benefit plans. See “Class R shares—Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

Specified benefit plans which wish to invest directly by mail should send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate the relevant account number. Investors should call the Distributor at 1-800-426-0107 if they have any questions regarding purchases by mail.

Prospectus	87

Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

Investment Minimums	The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion.

There is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may expose the Funds to risks associated with market timing activities. For example, since some of the Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund’s non-U.S. portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of a Fund’s portfolio securities. See “How Fund Shares Are Priced” above for more information.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

88	PIMCO Funds

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund.

Minimum Account Size	Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares	You may exchange your Class A, Class B, Class C or Class R shares of any Fund for the same Class of shares of any other fund of the Trust or a fund of Allianz Funds or Allianz Funds Multi-Strategy Funds that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable fund’s prospectus. In addition, you may exchange your shares of any Fund for any interval funds that are, or may be, established and managed by Allianz Global Investors Fund Management LLC (“AGIFM”), an affiliate of PIMCO, and its affiliates. See “Exchanges for Interval Funds” below. Requests to exchange shares of the Government Money Market or Treasury Money Market Funds for shares of other funds of the Trust, Allianz Funds or Allianz Funds Multi-Strategy Trust received after 4:00 p.m., Eastern time, will be effected at the next day’s NAV for those funds. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Exchanges of Class A, B and C shares are subject to the $1,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds and Allianz Funds Auto-Exchange plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this prospectus and “Taxation” in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. You can get an exchange form by calling the Distributor at 1-800-426-0107.

Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge, as described in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B, C and R shares.

Exchanges for Interval Funds.  As noted above, you may exchange your Class A, Class B and Class C shares of any Fund for shares of interval funds that may be established and managed by AGIFM and its affiliates in the future. Like other exchanges, your shares of a Fund will be exchanged for shares of an interval fund on the basis of their respective NAVs, next calculated after your exchange order is received by the Distributor. Unlike the Funds and other open-end investment companies, interval funds do not allow for daily redemptions, and instead make quarterly offers to repurchase from 5% to 25% of their shares at net asset value. Further, unlike many closed-end investment companies, shares of interval funds are not publicly traded and there is generally no secondary market for their shares. Therefore, shares of interval funds have limited liquidity and you may not be able to sell or exchange such shares when and/or in the amount that you desire.

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The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

Selling Shares—Class A, B and C Shares	You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

•

Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

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Selling Shares—Class R Shares	Class R shares may be redeemed through the investor’s plan administrator on any day the NYSE is open. Investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although specified benefit plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Other Redemption Information	Redemptions of all Classes of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

Timing of Redemption Payments	Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Redemptions In Kind	The Trust will redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares	If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “Medallion” signature guarantee will be required. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents

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Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within thirty days after receipt of your request by the Trust, the Trust will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Each Fund intends to declare income dividends daily and distribute them monthly to shareholders of record.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•

Invest all distributions in shares of the same class of any other fund of the Trust, Allianz Funds, or Allianz Funds Multi-Strategy Trust which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

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You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For each Fund (except the Government Money Market and Treasury Money Market Funds), if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day.

With respect to the Government Money Market and Treasury Money Market Funds, if a purchase order for shares is received prior to 2:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 2:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day. If shares are redeemed, dividends will stop accruing the day prior to the day the shares are redeemed.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in each Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive unless the distribution is derived from tax-exempt income and is designated as an “exempt-interest dividend.”

•

Taxes on Fund distributions.  If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions of taxable income or capital gains whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Taxable Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•

Taxes when you sell (redeem) or exchange your shares.  You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•

Returns of capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce

Prospectus	93

each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

•

A Note on the California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, Municipal Bond, MuniGO, New York Municipal Bond and Short Duration Municipal Income Funds.   Dividends paid to shareholders of each Fund and derived from Municipal Bond interest are expected to be designated by each Fund as “exempt-interest dividends” and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for “exempt-interest dividends” from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes although the California Intermediate Municipal Bond, California Short Duration Municipal Income, and the New York Municipal Bond Funds intend to arrange their affairs so that a portion of such distributions will be exempt from state taxes in the respective state. Each Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. If a Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds.

The Funds seek to produce income that is generally exempt from U.S. income tax and will not benefit investors in tax-sheltered retirement plans or individuals not subject to U.S. income tax. Further, the California Intermediate Municipal Bond, California Short Duration Municipal Income and New York Municipal Bond Funds seek to produce income that is generally exempt from the relevant state’s income tax and will not provide any state tax benefit to individuals that are not subject to that state’s income tax.

•

A Note on the Unconstrained Tax Managed Bond Fund.  Dividends paid to shareholders of the Fund and derived from Municipal Bond interest are expected to be designated by the Fund as “exempt-interest dividends” and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for “exempt-interest dividends” from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. The Fund seeks to produce income that is generally exempt from federal income tax and will not benefit investors in tax-sheltered retirement plans or individuals not subject to federal income tax.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Securities Selection	Certain of the Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

94	PIMCO Funds

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities	U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds	Municipal Bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). While still tax-exempt, pre-refunded Municipal Bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury or Agency securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sell pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Funds (except the Government Money Market, Money Market and Treasury Money Market Funds) may invest, without limitation, in residual interest bonds (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying mutual fund. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying Municipal Bond.

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Mortgage-Related and Other Asset-Backed Securities	Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Certain Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments	Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities	Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. The Developing Local Markets, Diversified Income, Emerging Local Bond, Emerging Markets Bond, Global Advantage Strategy Bond, High Yield Municipal Bond, Unconstrained Bond and Unconstrained Tax Managed Bond Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments.

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Variable and Floating Rate Securities	Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, each Fund (except the Government Money Market, Money Market and Treasury Money Market Funds) may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds	Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure	Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities	Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds

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resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities	Each Fund (except the California Intermediate Municipal Bond, California Short Duration Municipal Income, Government Money Market, High Yield Municipal Bond, Long-Term U.S. Government, Municipal Bond, MuniGO, New York Municipal Bond, Short Duration Municipal Income and Treasury Money Market Funds) may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

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Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities.  Each Fund that may invest in foreign (non-U.S.) securities (other than the Money Market Fund) may invest in securities and instruments that are economically tied to emerging market countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging securities markets. In making investments in emerging market securities, a Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund (except the California Intermediate Municipal Bond, California Short Duration Municipal Income, Government Money Market, High Yield Municipal Bond, Long-Term U.S. Government, Money Market, Municipal Bond, MuniGO, New York Municipal Bond, Short Duration Municipal Income and Treasury Money Market Funds) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies	A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

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Foreign Currency Transactions.  Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings	Each Fund (except the Government Money Market and Treasury Money Market Funds) may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund (except the Global Bond Fund (U.S. Dollar-Hedged)) may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets. The Global Bond Fund (U.S. Dollar-Hedged) may not borrow in excess of 10% of the value of its total assets and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

Derivatives	Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various

100	PIMCO Funds

risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange traded fund would not correlate perfectly with the index upon which the exchange traded fund is based because the fund’s return is net of fees and expenses. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Exchange-Traded Notes	Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

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ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities	Each Fund (except the California Intermediate Municipal Bond, California Short Duration Municipal Income, Government Money Market, High Yield Municipal Bond, Money Market, Municipal Bond, MuniGO, New York Municipal Bond, Short Duration Municipal Income and Treasury Money Market Funds) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions	Each Fund (except the Government Money Market and Treasury Money Market Funds) may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked” to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security.

Investment in Other Investment Companies	Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund (except the Government Money Market and Treasury Money Market Funds) may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity Fixed Income Instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time

102	PIMCO Funds

when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale (other than a “short sale against the box”) must segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Funds may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities	Each Fund may invest up to 15% (10% in the case of the Government Money Market, Money Market and Treasury Money Market Funds) of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities	For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Please see the “Financial Highlights” in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year.

Temporary Defensive Strategies	For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environment warrants, and at the discretion of its portfolio manager, some portion of the Government Money Market and Treasury Money Market Funds’ total net assets may be uninvested. Such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S. Treasury securities is extremely low, or where no interest rate is paid at all. In such case, Fund assets will be held in cash in the Fund’s custody account. Cash assets are not income-generating and would impact a Fund’s current yield.

Changes in Investment Objectives and Policies	The investment objectives of the California Short Duration Municipal Income, Developing Local Markets, Emerging Local Bond, Extended Duration, Floating Income, Foreign Bond (Unhedged), Global Advantage Strategy Bond, Global Bond (U.S. Dollar-Hedged), Government Money Market, High Yield Municipal Bond, Income, Long Duration Total Return, Long-Term Credit, MuniGO, Treasury Money Market, Unconstrained Bond and Unconstrained Tax Managed Bond Funds are non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

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Percentage Investment Limitations	Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Each of the Developing Local Markets, Emerging Local Bond, Emerging Markets Bond, Floating Income, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Advantage Strategy Bond, Global Bond (U.S. Dollar-Hedged), GNMA, Government Money Market, Investment Grade Corporate Bond, Long-Term Credit, Long-Term U.S. Government Bond, Mortgage-Backed Securities, Treasury Money Market, Unconstrained Bond and Unconstrained Tax-Managed Bond Funds has adopted a non-fundamental investment policy, and each of the California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, Municipal Bond, MuniGO, New York Municipal Bond and Short Duration Municipal Income Funds has adopted a fundamental investment policy, to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities	Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or class commenced operations. Certain information reflects financial results for a single Fund share. Because the MuniGO and Treasury Money Market Funds had not commenced operations during the periods shown, financial performance information is not provided for these Funds. For the Extended Duration, Long Duration Total Return and Long-Term Credit Funds, the information below reflects financial results for Institutional Class shares of the Funds, which are offered in a separate prospectus. Class A shares of the Extended Duration, Long Duration Total Return and Long-Term Credit Funds had not commenced operations during the periods shown. The performance shown below differs from that which would have been achieved by Class A shares of the Extended Duration, Long Duration Total Return and Long-Term Credit Funds to the extent Class A shares have different expenses than Institutional Class shares. For the Government Money Market Fund, the information below reflects financial results for Class M shares of the Fund, which are offered in a separate prospectus. Class A, Class C and Class R shares of the Government Money Market Fund had not commenced operations during the periods shown. The performance shown below differs from that which would have been achieved by Class A, Class C and Class R shares of the Government Money Market Fund to the extent Class A, Class C and Class R shares have different expenses than Class M shares. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is available free of charge upon request from the Distributor. The annual report is also available for download free of charge at www.allianzinvestors.com.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
California Intermediate Municipal Bond Fund
Class A
03/31/2009	$9.47	$0.37	$(0.74)	$(0.37)	$(0.38)	$0.00
03/31/2008	9.93	0.38	(0.47)	(0.09)	(0.37)	0.00
03/31/2007	9.83	0.36	0.10	0.46	(0.36)	0.00
03/31/2006	9.96	0.35	(0.13)	0.22	(0.35)	0.00
03/31/2005	10.22	0.38	(0.26)	0.12	(0.38)	0.00
California Short Duration Municipal Income Fund
Class A
03/31/2009	$9.99	$0.24	$0.02	$0.26	$(0.26)	$0.00
03/31/2008	10.04	0.30	(0.04)	0.26	(0.31)	0.00
08/31/2006 – 03/31/2007	10.00	0.15	0.06	0.21	(0.17)	0.00
Developing Local Markets Fund
Class A
03/31/2009	$10.81	$0.35	$(2.57)	$(2.22)	$(0.33)	$(0.19)
03/31/2008	10.79	0.46	1.06	1.52	(0.47)	(1.03)
03/31/2007	10.46	0.44	0.58	1.02	(0.44)	(0.25)
05/31/2005 – 03/31/2006	10.00	0.28	0.44	0.72	(0.23)	(0.03)
Class C
03/31/2009	10.81	0.27	(2.56)	(2.29)	(0.26)	(0.19)
03/31/2008	10.79	0.37	1.07	1.44	(0.39)	(1.03)
03/31/2007	10.46	0.36	0.58	0.94	(0.36)	(0.25)
05/31/2005 – 03/31/2006	10.00	0.22	0.43	0.65	(0.16)	(0.03)
Diversified Income Fund
Class A
03/31/2009	$10.71	$0.54	$(1.94)	$(1.40)	$(0.59)	$(0.21)
03/31/2008	11.13	0.59	(0.37)	0.22	(0.62)	(0.02)
03/31/2007	11.01	0.55	0.30	0.85	(0.58)	(0.15)
03/31/2006	10.87	0.54	0.26	0.80	(0.55)	(0.11)
03/31/2005	10.84	0.49	0.10	0.59	(0.51)	(0.05)
Class B
03/31/2009	10.71	0.47	(1.94)	(1.47)	(0.52)	(0.21)
03/31/2008	11.13	0.50	(0.36)	0.14	(0.54)	(0.02)
03/31/2007	11.01	0.47	0.30	0.77	(0.50)	(0.15)
03/31/2006	10.87	0.46	0.26	0.72	(0.47)	(0.11)
03/31/2005	10.84	0.41	0.10	0.51	(0.43)	(0.05)
Class C
03/31/2009	10.71	0.47	(1.94)	(1.47)	(0.52)	(0.21)
03/31/2008	11.13	0.50	(0.36)	0.14	(0.54)	(0.02)
03/31/2007	11.01	0.47	0.30	0.77	(0.50)	(0.15)
03/31/2006	10.87	0.46	0.26	0.72	(0.47)	(0.11)
03/31/2005	10.84	0.41	0.10	0.51	(0.43)	(0.05)
Emerging Local Bond Fund
Class A
03/31/2009	$9.87	$0.50	$(2.11)	$(1.61)	$(0.10)	$0.00
07/31/2007 – 03/31/2008	10.27	0.36	0.47	0.83	(0.50)	(0.73)
Class C
03/31/2009	9.87	0.42	(2.10)	(1.68)	(0.04)	0.00
07/31/2007 – 03/31/2008	10.27	0.34	0.43	0.77	(0.44)	(0.73)
Emerging Markets Bond Fund
Class A
03/31/2009	$10.68	$0.55	$(1.93)	$(1.38)	$(0.65)	$(0.10)
03/31/2008	11.13	0.56	(0.07)	0.49	(0.61)	(0.33)
03/31/2007	11.14	0.54	0.57	1.11	(0.58)	(0.54)
03/31/2006	10.58	0.55	0.92	1.47	(0.57)	(0.34)
03/31/2005	10.73	0.41	0.29	0.70	(0.45)	(0.40)
Class B
03/31/2009	10.68	0.48	(1.93)	(1.45)	(0.58)	(0.10)
03/31/2008	11.13	0.48	(0.07)	0.41	(0.53)	(0.33)
03/31/2007	11.14	0.46	0.57	1.03	(0.50)	(0.54)
03/31/2006	10.58	0.47	0.92	1.39	(0.49)	(0.34)
03/31/2005	10.73	0.33	0.29	0.62	(0.37)	(0.40)
Class C
03/31/2009	10.68	0.48	(1.93)	(1.45)	(0.58)	(0.10)
03/31/2008	11.13	0.48	(0.07)	0.41	(0.53)	(0.33)
03/31/2007	11.14	0.46	0.57	1.03	(0.50)	(0.54)
03/31/2006	10.58	0.47	0.92	1.39	(0.49)	(0.34)
03/31/2005	10.73	0.33	0.29	0.62	(0.37)	(0.40)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2004, the administrative fee was reduced by 0.05% to an annual rate of 0.45%.
(c)	Effective October 1, 2005, the administrative fee was reduced by 0.10% to an annual rate of 0.55%.
(d)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.

106	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.38)	$8.72	(3.99)%	$39,954	0.775%		0.775%		4.05%	72%
0.00	(0.37)	9.47	(0.95)	33,277	0.795	(d)	0.795	(d)	3.90	37
0.00	(0.36)	9.93	4.74	34,107	0.825		0.825		3.64	59
0.00	(0.35)	9.83	2.25	46,314	0.94	(e)	0.84	(e)	3.53	131
0.00	(0.38)	9.96	1.17	44,676	1.03	(f)	0.87	(f)	3.75	43

$0.00	$(0.26)	$9.99	2.61%	$30,946	0.75%		0.75%		2.44%	173%
0.00	(0.31)	9.99	2.60	9,343	0.77	(d)	0.77	(d)	3.00	92
0.00	(0.17)	10.04	2.11	2,470	0.70	*(g)(h)	0.70	*(g)(h)	2.52 *	83

$0.00	$(0.52)	$8.07	(20.93)%	$158,593	1.25%		1.25%		3.55%	95%
0.00	(1.50)	10.81	14.64	330,005	1.25		1.25		4.14	31
0.00	(0.69)	10.79	10.01	136,279	1.25		1.25		4.15	11
0.00	(0.26)	10.46	7.26	47,798	1.25	*(c)	1.25	*(c)	3.19 *	6

0.00	(0.45)	8.07	(21.52)	72,965	2.00		2.00		2.77	95
0.00	(1.42)	10.81	13.79	123,509	2.00		2.00		3.41	31
0.00	(0.61)	10.79	9.18	47,433	2.00		2.00		3.40	11
0.00	(0.19)	10.46	6.59	8,646	2.00	*(c)	2.00	*(c)	2.56 *	6

$0.00	$(0.80)	$8.51	(13.27)%	$73,833	1.19%		1.15%		5.68%	244%
0.00	(0.64)	10.71	2.10	106,904	1.23		1.15		5.40	234
0.00	(0.73)	11.13	7.99	125,360	1.15		1.15		5.02	190
0.00	(0.66)	11.01	7.50	80,231	1.15	(c)	1.15	(c)	4.86	128
0.00	(0.56)	10.87	5.54	48,046	1.17	(b)	1.17	(b)	4.50	44

0.00	(0.73)	8.51	(13.92)	23,404	1.94		1.90		4.88	244
0.00	(0.56)	10.71	1.34	42,975	1.98		1.90		4.65	234
0.00	(0.65)	11.13	7.19	50,739	1.90		1.90		4.30	190
0.00	(0.58)	11.01	6.71	27,058	1.90		1.90		4.13	128
0.00	(0.48)	10.87	4.76	16,127	1.92	(b)	1.92	(b)	3.76	44

0.00	(0.73)	8.51	(13.92)	62,686	1.94		1.90		4.90	244
0.00	(0.56)	10.71	1.34	103,481	1.98		1.90		4.64	234
0.00	(0.65)	11.13	7.19	118,882	1.90		1.90		4.28	190
0.00	(0.58)	11.01	6.71	91,600	1.90		1.90		4.12	128
0.00	(0.48)	10.87	4.76	42,756	1.92	(b)	1.92	(b)	3.78	44

$(0.39)	$(0.49)	$7.77	(16.75)%	$12,085	1.35%		1.35%		5.65%	78%
0.00	(1.23)	9.87	8.31	15,899	1.31	*	1.31	*	5.44 *	67

(0.38)	(0.42)	7.77	(17.37)	5,081	2.10		2.10		4.86	78
0.00	(1.17)	9.87	7.70	4,541	2.04	*	2.04	*	5.14 *	67

$0.00	$(0.75)	$8.55	(13.02)%	$211,258	1.28%		1.25%		5.83%	220%
0.00	(0.94)	10.68	4.57	312,295	1.25		1.25		5.12	148
0.00	(1.12)	11.13	10.32	316,226	1.25		1.25		4.87	238
0.00	(0.91)	11.14	14.26	346,060	1.25		1.25		4.95	280
0.00	(0.85)	10.58	6.75	264,866	1.25		1.25		3.85	415

0.00	(0.68)	8.55	(13.67)	37,293	2.03		2.00		5.07	220
0.00	(0.86)	10.68	3.80	60,532	2.00		2.00		4.37	148
0.00	(1.04)	11.13	9.51	72,503	2.00		2.00		4.12	238
0.00	(0.83)	11.14	13.41	82,186	2.00		2.00		4.20	280
0.00	(0.77)	10.58	5.95	70,635	2.00		2.00		3.09	415

0.00	(0.68)	8.55	(13.67)	72,651	2.03		2.00		5.08	220
0.00	(0.86)	10.68	3.80	113,544	2.00		2.00		4.37	148
0.00	(1.04)	11.13	9.51	142,391	2.00		2.00		4.13	238
0.00	(0.83)	11.14	13.41	176,096	2.00		2.00		4.20	280
0.00	(0.77)	10.58	5.96	141,260	2.00		2.00		3.09	415

(e)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.025% to 0.225%.
(f)	Effective October 1, 2004, the administrative expense was reduced to 0.35%.
(g)	PIMCO and the Distributor have contractually agreed to waive 0.05% of the Fund’s administrative fee and distribution and/or service/12b-1 fees.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 5.01%.

Prospectus	107

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Extended Duration Fund
Institutional Class
03/31/2009	$10.90	$0.44	$2.08	$2.52	$(0.43)	$(0.43)
03/31/2008	9.94	0.44	1.00	1.44	(0.45)	(0.03)
08/31/2006 – 03/31/2007	10.00	0.27	0.02	0.29	(0.27)	(0.08)
Floating Income Fund
Class A
03/31/2009	$9.05	$0.41	$(2.03)	$(1.62)	$0.00	$0.00
03/31/2008	10.55	0.51	(1.27)	(0.76)	(0.60)	(0.12)
03/31/2007	10.39	0.48	0.33	0.81	(0.60)	(0.05)
03/31/2006	10.17	0.38	0.31	0.69	(0.44)	(0.03)
07/30/2004 – 03/31/2005	10.00	0.15	0.20	0.35	(0.18)	0.00
Class C
03/31/2009	9.05	0.38	(2.03)	(1.65)	0.00	0.00
03/31/2008	10.55	0.48	(1.27)	(0.79)	(0.57)	(0.12)
03/31/2007	10.39	0.45	0.33	0.78	(0.57)	(0.05)
03/31/2006	10.17	0.35	0.31	0.66	(0.41)	(0.03)
09/30/2004 – 03/31/2005	10.06	0.10	0.14	0.24	(0.13)	0.00
Foreign Bond Fund (Unhedged)
Class A
03/31/2009	$11.54	$0.45	$(2.59)	$(2.14)	$(0.27)	$(1.00)
03/31/2008	10.21	0.37	1.64	2.01	(0.35)	(0.33)
03/31/2007	9.90	0.34	0.35	0.69	(0.31)	(0.07)
03/31/2006	10.83	0.30	(0.96)	(0.66)	(0.05)	0.00
07/30/2004 – 03/31/2005	9.96	0.13	0.96	1.09	(0.11)	(0.11)
Class C
03/31/2009	11.54	0.38	(2.59)	(2.21)	(0.20)	(1.00)
03/31/2008	10.21	0.29	1.64	1.93	(0.27)	(0.33)
03/31/2007	9.90	0.26	0.35	0.61	(0.23)	(0.07)
03/31/2006	10.83	0.22	(0.96)	(0.74)	0.00	0.00
07/30/2004 – 03/31/2005	9.96	0.08	0.96	1.04	(0.06)	(0.11)
Foreign Bond Fund (U.S. Dollar-Hedged)
Class A
03/31/2009	$10.39	$0.41	$(0.93)	$(0.52)	$(0.33)	$(0.49)
03/31/2008	10.17	0.35	0.20	0.55	(0.33)	0.00
03/31/2007	10.30	0.32	0.05	0.37	(0.27)	(0.21)
03/31/2006	10.56	0.31	0.04	0.35	(0.28)	(0.33)
03/31/2005	10.52	0.26	0.32	0.58	(0.23)	(0.31)
Class B
03/31/2009	10.39	0.34	(0.93)	(0.59)	(0.26)	(0.49)
03/31/2008	10.17	0.27	0.20	0.47	(0.25)	0.00
03/31/2007	10.30	0.24	0.05	0.29	(0.19)	(0.21)
03/31/2006	10.56	0.23	0.04	0.27	(0.20)	(0.33)
03/31/2005	10.52	0.18	0.32	0.50	(0.15)	(0.31)
Class C
03/31/2009	10.39	0.34	(0.93)	(0.59)	(0.26)	(0.49)
03/31/2008	10.17	0.27	0.20	0.47	(0.25)	0.00
03/31/2007	10.30	0.24	0.05	0.29	(0.19)	(0.21)
03/31/2006	10.56	0.23	0.04	0.27	(0.20)	(0.33)
03/31/2005	10.52	0.18	0.32	0.50	(0.15)	(0.31)
Class R
03/31/2009	10.39	0.39	(0.93)	(0.54)	(0.31)	(0.49)
03/31/2008	10.17	0.32	0.20	0.52	(0.30)	0.00
03/31/2007	10.30	0.29	0.05	0.34	(0.24)	(0.21)
03/31/2006	10.56	0.29	0.03	0.32	(0.25)	(0.33)
03/31/2005	10.52	0.21	0.34	0.55	(0.20)	(0.31)
Global Advantage Strategy Bond Fund
Class A
02/05/2009 – 03/31/2009	$10.00	$0.03	$0.06	$0.09	$(0.03)	$0.00
Class C
02/05/2009 – 03/31/2009	10.00	0.02	0.06	0.08	(0.02)	0.00
Class R
02/05/2009 – 03/31/2009	10.00	0.03	0.06	0.09	(0.03)	0.00
Global Bond Fund (U.S. Dollar-Hedged)
Class A
03/31/2009	$9.92	$0.41	$(0.89)	$(0.48)	$(0.35)	$(0.34)
03/31/2008	9.61	0.35	0.28	0.63	(0.32)	0.00
03/31/2007	9.66	0.31	0.06	0.37	(0.28)	(0.14)
03/31/2006	10.00	0.30	0.00	0.30	(0.27)	(0.37)
03/31/2005	10.03	0.23	0.21	0.44	(0.20)	(0.27)
Class B
03/31/2009	9.92	0.34	(0.89)	(0.55)	(0.28)	(0.34)
03/31/2008	9.61	0.28	0.28	0.56	(0.25)	0.00
03/31/2007	9.66	0.23	0.07	0.30	(0.21)	(0.14)
03/31/2006	10.00	0.22	0.00	0.22	(0.19)	(0.37)
03/31/2005	10.03	0.16	0.21	0.37	(0.13)	(0.27)
Class C
03/31/2009	9.92	0.34	(0.89)	(0.55)	(0.28)	(0.34)
03/31/2008	9.61	0.28	0.28	0.56	(0.25)	0.00
03/31/2007	9.66	0.23	0.07	0.30	(0.21)	(0.14)
03/31/2006	10.00	0.22	0.00	0.22	(0.19)	(0.37)
03/31/2005	10.03	0.16	0.21	0.37	(0.13)	(0.27)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.96%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.71%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 26.79%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 16.59%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.09%.
(g)	Effective February 24, 2009, the Fund’s advisory fee was reduced by 0.20% to 0.40%.
(h)	Effective February 24, 2009, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.45%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.90%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.83%.

108	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.86)	$12.56	23.62%	$195,036	0.57%		0.50%		3.88%		780%
0.00	(0.48)	10.90	14.96	169,454	0.50		0.50		4.24		239
0.00	(0.35)	9.94	2.82	3,083	0.57	*(i)	0.50	*(j)	4.53	*	298

$(0.43)	$(0.43)	$7.00	(18.42)%	$52,818	1.03%		0.95%		4.91%		245%
(0.02)	(0.74)	9.05	(7.64)	129,885	0.96		0.95		5.05		111
0.00	(0.65)	10.55	8.04	321,462	0.95		0.95		4.57		138
0.00	(0.47)	10.39	6.99	241,828	0.95		0.95		3.64		83
0.00	(0.18)	10.17	3.56	178,925	0.95	*	0.95	*	2.23	*	18

(0.40)	(0.40)	7.00	(18.67)	29,213	1.33		1.25		4.62		245
(0.02)	(0.71)	9.05	(7.92)	65,669	1.26		1.25		4.76		111
0.00	(0.62)	10.55	7.73	124,175	1.25		1.25		4.28		138
0.00	(0.44)	10.39	6.67	68,747	1.25		1.25		3.39		83
0.00	(0.13)	10.17	2.44	29,102	1.25	*	1.25	*	2.01	*	18

$(0.11)	$(1.38)	$8.02	(18.59)%	$162,997	1.32%		0.95%		4.63%		653%
0.00	(0.68)	11.54	20.47	310,635	1.23		0.95		3.52		798
0.00	(0.38)	10.21	7.00	282,563	0.95		0.95		3.34		644
(0.22)	(0.27)	9.90	(6.15)	214,079	0.95		0.95		2.94		480
0.00	(0.22)	10.83	10.98	184,720	0.95	*(b)	0.95	*(b)	1.80	*	344

(0.11)	(1.31)	8.02	(19.20)	54,022	2.07		1.70		3.88		653
0.00	(0.60)	11.54	19.58	108,807	1.97		1.70		2.77		798
0.00	(0.30)	10.21	6.21	99,356	1.70		1.70		2.60		644
(0.19)	(0.19)	9.90	(6.86)	81,574	1.70		1.70		2.18		480
0.00	(0.17)	10.83	10.47	81,609	1.70	*(c)	1.70	*(c)	1.06	*	344

$0.00	$(0.82)	$9.05	(4.77)%	$207,850	1.15%		0.95%		4.26%		779%
0.00	(0.33)	10.39	5.51	245,275	1.32		0.95		3.44		969
(0.02)	(0.50)	10.17	3.58	258,371	0.95		0.95		3.11		653
0.00	(0.61)	10.30	3.35	302,226	0.95		0.95		2.95		571
0.00	(0.54)	10.56	5.59	282,335	0.95		0.95		2.44		477

0.00	(0.75)	9.05	(5.49)	12,338	1.90		1.70		3.50		779
0.00	(0.25)	10.39	4.73	19,960	2.05		1.70		2.68		969
(0.02)	(0.42)	10.17	2.81	27,875	1.70		1.70		2.36		653
0.00	(0.53)	10.30	2.58	40,661	1.70		1.70		2.19		571
0.00	(0.46)	10.56	4.80	48,615	1.70		1.70		1.70		477

0.00	(0.75)	9.05	(5.49)	42,239	1.90		1.70		3.51		779
0.00	(0.25)	10.39	4.73	51,548	2.06		1.70		2.69		969
(0.02)	(0.42)	10.17	2.81	63,894	1.70		1.70		2.36		653
0.00	(0.53)	10.30	2.58	90,269	1.70		1.70		2.19		571
0.00	(0.46)	10.56	4.80	92,793	1.70		1.70		1.70		477

0.00	(0.80)	9.05	(5.01)	8,280	1.40		1.20		4.03		779
0.00	(0.30)	10.39	5.25	7,332	1.57		1.20		3.19		969
(0.02)	(0.47)	10.17	3.33	4,860	1.20		1.20		2.84		653
0.00	(0.58)	10.30	3.09	4,025	1.20		1.20		2.80		571
0.00	(0.51)	10.56	5.30	998	1.20		1.20		2.02		477

$0.00	$(0.03)	$10.06	0.93%	$1,551	1.10	%*(d)(h)(g)	1.10	%*(d)(h)(g)	1.81	%*	57%

0.00	(0.02)	10.06	0.80	421	1.85	*(e)(g)(h)	1.85	*(e)(g)(h)	1.55	*	57

0.00	(0.03)	10.06	0.88	29	1.35	*(f)(g)(h)	1.35	*(f)(g)(h)	1.93	*	57

$0.00	$(0.69)	$8.75	(4.58)%	$16,957	1.45%		0.95%		4.41%		653%
0.00	(0.32)	9.92	6.70	19,966	1.38		0.95		3.63		775
0.00	(0.42)	9.61	3.91	18,725	0.95		0.95		3.16		581
0.00	(0.64)	9.66	2.99	21,185	0.95		0.95		2.99		372
0.00	(0.47)	10.00	4.47	23,686	0.95		0.95		2.30		245

0.00	(0.62)	8.75	(5.31)	4,344	2.19		1.70		3.65		653
0.00	(0.25)	9.92	5.91	6,539	2.15		1.70		2.87		775
0.00	(0.35)	9.61	3.14	6,917	1.70		1.70		2.41		581
0.00	(0.56)	9.66	2.23	8,224	1.70		1.70		2.23		372
0.00	(0.40)	10.00	3.69	10,297	1.70		1.70		1.56		245

0.00	(0.62)	8.75	(5.31)	13,408	2.19		1.70		3.65		653
0.00	(0.25)	9.92	5.91	16,109	2.16		1.70		2.87		775
0.00	(0.35)	9.61	3.14	16,140	1.70		1.70		2.41		581
0.00	(0.56)	9.66	2.22	18,835	1.70		1.70		2.24		372
0.00	(0.40)	10.00	3.69	17,563	1.70		1.70		1.56		245

Prospectus	109

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
GNMA Fund
Class A
03/31/2009	$11.37	$0.48	$0.09	$0.57	$(0.48)	$(0.13)
03/31/2008	11.11	0.52	0.33	0.85	(0.52)	(0.07)
03/31/2007	10.90	0.49	0.21	0.70	(0.49)	0.00
03/31/2006	11.01	0.38	(0.08)	0.30	(0.41)	0.00
03/31/2005	11.09	0.20	0.05	0.25	(0.24)	(0.09)
Class B
03/31/2009	11.37	0.39	0.10	0.49	(0.40)	(0.13)
03/31/2008	11.11	0.44	0.33	0.77	(0.44)	(0.07)
03/31/2007	10.90	0.41	0.21	0.62	(0.41)	0.00
03/31/2006	11.01	0.30	(0.08)	0.22	(0.33)	0.00
03/31/2005	11.09	0.11	0.06	0.17	(0.16)	(0.09)
Class C
03/31/2009	11.37	0.39	0.10	0.49	(0.40)	(0.13)
03/31/2008	11.11	0.44	0.33	0.77	(0.44)	(0.07)
03/31/2007	10.90	0.41	0.21	0.62	(0.41)	0.00
03/31/2006	11.01	0.29	(0.07)	0.22	(0.33)	0.00
03/31/2005	11.09	0.11	0.06	0.17	(0.16)	(0.09)
Government Money Market Fund
Class M
01/27/2009 – 03/31/2009	$1.00	$0.00	$0.00	$0.00	$0.00	$0.00
High Yield Municipal Bond Fund
Class A
03/31/2009	$9.03	$0.49	$(2.27)	$(1.78)	$(0.49)	$0.00
03/31/2008	10.63	0.46	(1.59)	(1.13)	(0.47)	0.00
07/31/2006 – 03/31/2007	10.00	0.30	0.65	0.95	(0.31)	(0.01)
Class C
03/31/2009	9.03	0.43	(2.27)	(1.84)	(0.43)	0.00
03/31/2008	10.63	0.39	(1.60)	(1.21)	(0.39)	0.00
12/29/2006 – 03/31/2007	10.52	0.09	0.12	0.21	(0.10)	0.00
Income Fund
Class A
03/31/2009	$9.92	$0.65	$(1.43)	$(0.78)	$(0.60)	$0.00
03/31/2008	10.00	0.53	(0.08)	0.45	(0.53)	0.00
03/30/2007 – 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2009	9.92	0.58	(1.44)	(0.86)	(0.52)	0.00
03/31/2008	10.00	0.46	(0.08)	0.38	(0.46)	0.00
03/30/2007 – 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00
Class R
03/31/2009	9.92	0.62	(1.43)	(0.81)	(0.57)	0.00
03/31/2008	10.00	0.51	(0.08)	0.43	(0.51)	0.00
03/30/2007 – 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00
Investment Grade Corporate Bond Fund
Class A
03/31/2009	$10.44	$0.48	$(0.74)	$(0.26)	$(0.48)	$(0.04)
03/31/2008	10.37	0.49	0.10	0.59	(0.49)	(0.03)
03/31/2007	10.17	0.46	0.22	0.68	(0.46)	(0.02)
03/31/2006	10.38	0.42	(0.19)	0.23	(0.43)	(0.01)
07/30/2004 – 03/31/2005	10.47	0.25	0.12	0.37	(0.26)	(0.20)
Class C
03/31/2009	10.44	0.41	(0.74)	(0.33)	(0.41)	(0.04)
03/31/2008	10.37	0.41	0.11	0.52	(0.42)	(0.03)
03/31/2007	10.17	0.38	0.22	0.60	(0.38)	(0.02)
03/31/2006	10.38	0.34	(0.19)	0.15	(0.35)	(0.01)
07/30/2004 – 03/31/2005	10.47	0.20	0.12	0.32	(0.21)	(0.20)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.42%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.90%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.89%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.19%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.65%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.74%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.75%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.15%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.19%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.41%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.85%.
(m)	Effective October 1, 2007, the administrative expense was reduced by 0.10% to 0.30%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.84%.
(o)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.60%.
(p)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.65%.
(q)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.49%.
(r)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.19%.

110	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.61)	$11.33	5.31%	$343,522	1.06%		0.90%		4.26%		1,652%
0.00	(0.59)	11.37	7.94	114,188	1.33		0.90		4.69		839
0.00	(0.49)	11.11	6.59	76,983	1.45		0.90		4.48		1,009
0.00	(0.41)	10.90	2.74	64,165	0.90		0.90		3.43		1,069
0.00	(0.33)	11.01	2.31	71,610	0.90		0.90		1.80		1,209

0.00	(0.53)	11.33	4.52	39,447	1.81		1.65		3.49		1,652
0.00	(0.51)	11.37	7.14	29,853	2.07		1.65		3.98		839
0.00	(0.41)	11.11	5.80	31,447	2.19		1.65		3.73		1,009
0.00	(0.33)	10.90	1.97	36,678	1.66		1.65		2.68		1,069
0.00	(0.25)	11.01	1.55	45,546	1.65		1.65		1.04		1,209

0.00	(0.53)	11.33	4.52	144,761	1.81		1.65		3.50		1,652
0.00	(0.51)	11.37	7.14	36,035	2.07		1.65		3.96		839
0.00	(0.41)	11.11	5.80	31,535	2.19		1.65		3.73		1,009
0.00	(0.33)	10.90	1.98	36,587	1.66		1.65		2.67		1,069
0.00	(0.25)	11.01	1.55	49,158	1.65		1.65		1.03		1,209

$0.00	$0.00	$1.00	0.05%	$53,161	0.18	%*(r)	0.18	%*(r)	0.15	%*	N/A

$0.00	$(0.49)	$6.76	(20.22)%	$57,044	0.79	%(l)	0.79	%(l)	6.17%		140%
0.00	(0.47)	9.03	(10.93)	42,761	0.84	(m)(c)	0.84	(m)(c)	4.65		160
0.00	(0.32)	10.63	9.61	24,068	0.95	*(n)	0.95	*(n)	4.31	*	94

0.00	(0.43)	6.76	(20.82)	25,229	1.54	(o)	1.54	(o)	5.42		140
0.00	(0.39)	9.03	(11.62)	19,087	1.59	(m)(p)	1.59	(m)(p)	4.00		160
0.00	(0.10)	10.63	2.32	2,496	1.70	*(q)	1.70	*(q)	3.50	*	94

$0.00	$(0.60)	$8.54	(8.12)%	$15,536	1.37	%(b)	0.85	%(c)	7.26%		153%
0.00	(0.53)	9.92	4.65	2,008	1.84	(d)	0.85	(c)	5.26		276
0.00	0.00	10.00	0.00	10	0.85	*	0.85	*	(0.85	)*	0

0.00	(0.52)	8.54	(8.91)	7,159	2.14	(e)	1.60	(f)	6.37		153
0.00	(0.46)	9.92	3.87	1,484	2.69	(g)	1.60	(f)	4.62		276
0.00	0.00	10.00	0.00	10	1.60	*	1.60	*	(1.60	)*	0

0.00	(0.57)	8.54	(8.38)	21	1.70	(h)	1.10	(i)	6.75		153
0.00	(0.51)	9.92	4.41	10	2.88	(j)	1.10	(k)	5.15		276
0.00	0.00	10.00	0.00	10	1.10	*	1.10	*	(1.10	)*	0

$0.00	$(0.52)	$9.66	(2.44)%	$376,473	0.90%		0.90%		4.92%		348%
0.00	(0.52)	10.44	5.92	33,922	0.97		0.90		4.70		115
0.00	(0.48)	10.37	6.83	27,922	0.90		0.90		4.44		98
0.00	(0.44)	10.17	2.17	16,345	0.90		0.90		4.05		168
0.00	(0.46)	10.38	3.49	2,599	0.90	*	0.90	*	3.63	*	57

0.00	(0.45)	9.66	(3.16)	121,602	1.65		1.65		4.16		348
0.00	(0.45)	10.44	5.14	9,060	1.72		1.65		3.95		115
0.00	(0.40)	10.37	6.03	6,493	1.65		1.65		3.69		98
0.00	(0.36)	10.17	1.40	6,204	1.65		1.65		3.29		168
0.00	(0.41)	10.38	2.95	1,385	1.65	*	1.65	*	2.82	*	57

Prospectus	111

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Long Duration Total Return Fund
Institutional Class
03/31/2009	$10.51	$0.51	$(0.25)	$0.26	$(0.50)	$(0.13)
03/31/2008	10.09	0.50	0.44	0.94	(0.50)	(0.02)
08/31/2006 – 03/31/2007	10.00	0.29	0.09	0.38	(0.29)	0.00
Long-Term Credit Fund
Institutional Class
03/31/2009 – 03/31/2009	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00
Long-Term U.S. Government Fund
Class A
03/31/2009	$11.30	$0.42	$0.37	$0.79	$(0.43)	$(0.08)
03/31/2008	10.66	0.48	0.63	1.11	(0.47)	0.00
03/31/2007	10.48	0.47	0.19	0.66	(0.47)	(0.01)
03/31/2006	10.77	0.38	(0.28)	0.10	(0.38)	(0.01)
03/31/2005	11.35	0.30	(0.22)	0.08	(0.31)	(0.35)
Class B
03/31/2009	11.30	0.34	0.36	0.70	(0.34)	(0.08)
03/31/2008	10.66	0.40	0.64	1.04	(0.40)	0.00
03/31/2007	10.48	0.39	0.19	0.58	(0.39)	(0.01)
03/31/2006	10.77	0.29	(0.28)	0.01	(0.29)	(0.01)
03/31/2005	11.35	0.22	(0.23)	(0.01)	(0.22)	(0.35)
Class C
03/31/2009	11.30	0.34	0.36	0.70	(0.34)	(0.08)
03/31/2008	10.66	0.40	0.63	1.03	(0.39)	0.00
03/31/2007	10.48	0.39	0.19	0.58	(0.39)	(0.01)
03/31/2006	10.77	0.29	(0.28)	0.01	(0.29)	(0.01)
03/31/2005	11.35	0.22	(0.23)	(0.01)	(0.22)	(0.35)
Money Market Fund
Class A
03/31/2009	$1.00	$0.01	$0.00	$0.01	$(0.01)	$0.00
03/31/2008	1.00	0.04	0.00	0.04	(0.04)	0.00
03/31/2007	1.00	0.05	0.00	0.05	(0.05)	0.00
03/31/2006	1.00	0.03	0.00	0.03	(0.03)	0.00
03/31/2005	1.00	0.01	0.00	0.01	(0.01)	0.00
Class B
03/31/2009	1.00	0.01	0.00	0.01	(0.01)	0.00
03/31/2008	1.00	0.03	0.00	0.03	(0.03)	0.00
03/31/2007	1.00	0.04	0.00	0.04	(0.04)	0.00
03/31/2006	1.00	0.03	0.00	0.03	(0.03)	0.00
03/31/2005	1.00	0.01	0.00	0.01	(0.01)	0.00
Class C
03/31/2009	1.00	0.01	0.00	0.01	(0.01)	0.00
03/31/2008	1.00	0.04	0.00	0.04	(0.04)	0.00
03/31/2007	1.00	0.05	0.00	0.05	(0.05)	0.00
03/31/2006	1.00	0.03	0.00	0.03	(0.03)	0.00
03/31/2005	1.00	0.01	0.00	0.01	(0.01)	0.00
Mortgage-Backed Securities Fund
Class A
03/31/2009	$10.88	$0.69	$(0.62)	$0.07	$(0.65)	$(0.09)
03/31/2008	10.72	0.50	0.22	0.72	(0.49)	(0.07)
03/31/2007	10.47	0.47	0.25	0.72	(0.47)	0.00
03/31/2006	10.62	0.37	(0.13)	0.24	(0.39)	0.00
03/31/2005	10.83	0.23	0.06	0.29	(0.27)	(0.23)
Class B
03/31/2009	10.88	0.58	(0.59)	(0.01)	(0.57)	(0.09)
03/31/2008	10.72	0.42	0.22	0.64	(0.41)	(0.07)
03/31/2007	10.47	0.39	0.25	0.64	(0.39)	0.00
03/31/2006	10.62	0.29	(0.13)	0.16	(0.31)	0.00
03/31/2005	10.83	0.15	0.06	0.21	(0.19)	(0.23)
Class C
03/31/2009	10.88	0.60	(0.61)	(0.01)	(0.57)	(0.09)
03/31/2008	10.72	0.42	0.22	0.64	(0.41)	(0.07)
03/31/2007	10.47	0.39	0.25	0.64	(0.39)	0.00
03/31/2006	10.62	0.29	(0.13)	0.16	(0.31)	0.00
03/31/2005	10.83	0.15	0.06	0.21	(0.19)	(0.23)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.59%.
(c)	Effective October 1, 2004, the advisory fee was reduced to 0.12%.
(d)	Effective October 1, 2004, the Funds administrative fee was reduced by 0.05% to an annual rate of 0.35%.
(e)	Effective October 1, 2005, the Fund’s advisory fee was reduced to 0.025% to 0.225%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses would been 1.47%.
(g)	If the administrator did not waive the administrative fees, the ratio of expenses to average net assets would have been 1.52%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.49%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.61%.

112	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.63)	$10.14	2.63%	$2,431,539	0.51%		0.50%		5.02%	398%
0.00	(0.52)	10.51	9.73	714,193	0.50		0.50		4.85	314
0.00	(0.29)	10.09	3.89	4,631	0.50	*(i)	0.50	*(i)	4.99 *	330

$0.00	$0.00	$10.00	0.00%	$13,120	0.55	%*	0.55	%*	(0.55)%*	0%

$0.00	$(0.51)	$11.58	7.27%	$201,456	0.905%		0.875%		3.82%	367%
0.00	(0.47)	11.30	10.78	233,321	0.875		0.875		4.43	291
0.00	(0.48)	10.66	6.41	179,750	0.875		0.875		4.45	971
0.00	(0.39)	10.48	0.79	140,369	0.89	(e)	0.89	(e)	3.41	788
0.00	(0.66)	10.77	0.77	124,471	0.90		0.90		2.76	321

0.00	(0.42)	11.58	6.47	26,934	1.655		1.625		3.07	367
0.00	(0.40)	11.30	9.97	32,425	1.625		1.625		3.73	291
0.00	(0.40)	10.66	5.62	36,900	1.625		1.625		3.71	971
0.00	(0.30)	10.48	0.04	45,638	1.64	(e)	1.64	(e)	2.61	788
0.00	(0.57)	10.77	0.02	60,124	1.65		1.65		2.02	321

0.00	(0.42)	11.58	6.47	56,492	1.655		1.625		3.06	367
0.00	(0.39)	11.30	9.96	52,461	1.625		1.625		3.67	291
0.00	(0.40)	10.66	5.62	39,482	1.625		1.625		3.71	971
0.00	(0.30)	10.48	0.04	38,108	1.64	(e)	1.64	(e)	2.63	788
0.00	(0.57)	10.77	0.02	41,824	1.65		1.65		2.02	321

$0.00	$(0.01)	$1.00	1.26%	$194,007	0.54	%(b)	0.54	%(b)	1.04%	N/A
0.00	(0.04)	1.00	4.43	108,430	0.57		0.57		4.28	N/A
0.00	(0.05)	1.00	4.77	75,947	0.57		0.57		4.69	N/A
0.00	(0.03)	1.00	3.22	64,212	0.57		0.57		3.10	N/A
0.00	(0.01)	1.00	1.12	95,033	0.62	(c)(d)	0.62	(c)(d)	1.08	N/A

0.00	(0.01)	1.00	0.64	72,511	1.13	(h)	1.13	(h)	0.55	N/A
0.00	(0.03)	1.00	3.50	56,818	1.47		1.47		3.40	N/A
0.00	(0.04)	1.00	4.38	49,405	0.95	(f)	0.95	(f)	4.33	N/A
0.00	(0.03)	1.00	2.83	40,366	0.95	(f)	0.95	(f)	2.75	N/A
0.00	(0.01)	1.00	0.71	57,408	1.03	(c)(g)	1.03	(c)(g)	0.64	N/A

0.00	(0.01)	1.00	1.26	126,219	0.54	(b)	0.54	(b)	1.02	N/A
0.00	(0.04)	1.00	4.44	71,946	0.57		0.57		4.30	N/A
0.00	(0.05)	1.00	4.78	59,031	0.57		0.57		4.70	N/A
0.00	(0.03)	1.00	3.22	57,589	0.57		0.57		3.10	N/A
0.00	(0.01)	1.00	1.12	92,016	0.62	(c)(d)	0.62	(c)(d)	1.01	N/A

$0.00	$(0.74)	$10.21	0.77%	$87,417	2.04%		0.90%		6.60%	1,093%
0.00	(0.56)	10.88	6.93	55,202	1.56		0.90		4.65	630
0.00	(0.47)	10.72	7.08	42,395	0.90		0.90		4.46	780
0.00	(0.39)	10.47	2.24	35,258	0.90		0.90		3.51	711
0.00	(0.50)	10.62	2.68	30,797	0.90		0.90		2.16	824

0.00	(0.66)	10.21	0.02	10,466	2.74		1.65		5.56	1,093
0.00	(0.48)	10.88	6.14	15,544	2.29		1.65		3.92	630
0.00	(0.39)	10.72	6.29	16,404	1.65		1.65		3.72	780
0.00	(0.31)	10.47	1.48	14,970	1.65		1.65		2.74	711
0.00	(0.42)	10.62	1.91	17,104	1.65		1.65		1.40	824

0.00	(0.66)	10.21	0.01	34,962	2.77		1.65		5.77	1,093
0.00	(0.48)	10.88	6.14	29,365	2.29		1.65		3.91	630
0.00	(0.39)	10.72	6.28	28,454	1.65		1.65		3.72	780
0.00	(0.31)	10.47	1.48	22,129	1.65		1.65		2.75	711
0.00	(0.42)	10.62	1.91	23,596	1.65		1.65		1.41	824

Prospectus	113

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Municipal Bond Fund
Class A
03/31/2009	$9.67	$0.40	$(1.81)	$(1.41)	$(0.41)	$0.00
03/31/2008	10.31	0.40	(0.64)	(0.24)	(0.40)	0.00
03/31/2007	10.18	0.38	0.13	0.51	(0.38)	0.00
03/31/2006	10.14	0.37	0.02	0.39	(0.35)	0.00
03/31/2005	10.32	0.39	(0.19)	0.20	(0.38)	0.00
Class B
03/31/2009	9.67	0.34	(1.81)	(1.47)	(0.35)	0.00
03/31/2008	10.31	0.32	(0.63)	(0.31)	(0.33)	0.00
03/31/2007	10.18	0.30	0.14	0.44	(0.31)	0.00
03/31/2006	10.14	0.30	0.02	0.32	(0.28)	0.00
03/31/2005	10.32	0.31	(0.19)	0.12	(0.30)	0.00
Class C
03/31/2009	9.67	0.36	(1.81)	(1.45)	(0.37)	0.00
03/31/2008	10.31	0.35	(0.64)	(0.29)	(0.35)	0.00
03/31/2007	10.18	0.33	0.13	0.46	(0.33)	0.00
03/31/2006	10.14	0.32	0.02	0.34	(0.30)	0.00
03/31/2005	10.32	0.34	(0.19)	0.15	(0.33)	0.00
New York Municipal Bond Fund
Class A
03/31/2009	$10.68	$0.36	$(0.51)	$(0.15)	$(0.38)	$(0.02)
03/31/2008	10.88	0.37	(0.18)	0.19	(0.37)	(0.02)
03/31/2007	10.76	0.37	0.14	0.51	(0.37)	(0.02)
03/31/2006	10.77	0.33	0.00	0.33	(0.33)	(0.01)
03/31/2005	10.87	0.33	(0.10)	0.23	(0.33)	0.00
Short Duration Municipal Income Fund
Class A
03/31/2009	$9.54	$0.31	$(1.33)	$(1.02)	$(0.32)	$0.00
03/31/2008	9.95	0.34	(0.41)	(0.07)	(0.34)	0.00
03/31/2007	9.96	0.31	(0.01)	0.30	(0.31)	0.00
03/31/2006	9.95	0.31	0.01	0.32	(0.31)	0.00
03/31/2005	10.17	0.24	(0.22)	0.02	(0.24)	0.00
Class C
03/31/2009	9.54	0.27	(1.32)	(1.05)	(0.29)	0.00
03/31/2008	9.95	0.31	(0.41)	(0.10)	(0.31)	0.00
03/31/2007	9.96	0.29	(0.01)	0.28	(0.29)	0.00
03/31/2006	9.95	0.28	0.01	0.29	(0.28)	0.00
03/31/2005	10.17	0.21	(0.22)	(0.01)	(0.21)	0.00
Unconstrained Bond Fund
Class A
06/30/2008 – 03/31/2009	$10.00	$0.19	$0.11	$0.30	$(0.13)	$0.00
Class C
07/31/2008 – 03/31/2009	9.89	0.13	0.23	0.36	(0.08)	0.00
Class R
07/31/2008 – 03/31/2009	9.89	0.17	0.22	0.39	(0.11)	0.00
Unconstrained Tax Managed Bond Fund
Class A
01/30/2009 – 03/31/2009	$10.00	$0.02	$(0.23)	$(0.21)	$(0.02)	$0.00
Class C
01/30/2009 – 03/31/2009	10.00	0.01	(0.23)	(0.22)	(0.01)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(c)	PIMCO and the Distributor have contractually agreed to waive 0.05% of the Fund’s administrative fee and distribution and/or service/12b-1 fees.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.08%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.07%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 9.29%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 9.16%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.58%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.57%.
(j)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(k)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.025% to 0.225%.
(l)	Effective October 1, 2004, the administrative expense was reduced to 0.35%.

114	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.41)	$7.85	(14.86)%	$87,958	0.775%		0.775%		4.55%		100%
0.00	(0.40)	9.67	(2.36)	72,205	0.885	(h)	0.805	(h)	3.96		64
0.00	(0.38)	10.31	5.12	76,698	0.875		0.825		3.70		76
0.00	(0.35)	10.18	3.94	65,423	1.07	(k)	0.84	(k)	3.64		63
0.00	(0.38)	10.14	1.96	54,983	1.06	(l)	0.88	(l)	3.83		56

0.00	(0.35)	7.85	(15.50)	13,727	1.526		1.525		3.76		100
0.00	(0.33)	9.67	(3.09)	23,379	1.635	(j)	1.555	(j)	3.21		64
0.00	(0.31)	10.31	4.36	30,371	1.635		1.575		2.97		76
0.00	(0.28)	10.18	3.17	34,401	1.82	(k)	1.59	(k)	2.91		63
0.00	(0.30)	10.14	1.20	40,015	1.81	(l)	1.63	(l)	3.07		56

0.00	(0.37)	7.85	(15.28)	53,405	1.275		1.275		4.05		100
0.00	(0.35)	9.67	(2.85)	60,036	1.385	(h)	1.305	(h)	3.46		64
0.00	(0.33)	10.31	4.60	67,140	1.385		1.325		3.20		76
0.00	(0.30)	10.18	3.42	65,179	1.57	(k)	1.34	(k)	3.16		63
0.00	(0.33)	10.14	1.45	69,930	1.56	(l)	1.38	(l)	3.33		56

$0.00	$(0.40)	$10.13	(1.42)%	$28,996	0.775%		0.775%		3.49%		121%
0.00	(0.39)	10.68	1.74	23,010	0.795	(j)	0.795	(j)	3.40		44
0.00	(0.39)	10.88	4.81	19,184	0.855		0.825		3.43		29
0.00	(0.34)	10.76	3.08	17,856	0.84	(k)	0.84	(k)	3.02		48
0.00	(0.33)	10.77	2.14	16,135	0.87	(l)	0.87	(l)	3.04		42

$0.00	$(0.32)	$8.20	(10.92)%	$88,621	0.75%		0.75%		3.40%		155%
0.00	(0.34)	9.54	(0.77)	62,549	0.78	(j)	0.78	(j)	3.43		35
0.00	(0.31)	9.95	3.09	86,895	0.75	(c)	0.70	(l)	3.16		71
0.00	(0.31)	9.96	3.24	120,178	0.80	(c)	0.70	(l)	3.09		79
0.00	(0.24)	9.95	0.20	199,843	0.81	(c)(l)	0.81	(c)(l)	2.37		104

0.00	(0.29)	8.20	(11.18)	18,915	1.05		1.05		3.07		155
0.00	(0.31)	9.54	(1.07)	19,764	1.08	(j)	1.08	(j)	3.13		35
0.00	(0.29)	9.95	2.80	26,052	1.05	(c)	1.00	(c)	2.87		71
0.00	(0.28)	9.96	2.94	35,294	1.10	(c)	1.00	(c)	2.79		79
0.00	(0.21)	9.95	(0.10)	49,751	1.11	(c)(l)	1.11	(c)(l)	2.07		104

$0.00	$(0.13)	$10.17	3.08%	$198,080	1.31	%*(b)	1.30	%*(c)	2.48	%*	417%

0.00	(0.08)	10.17	3.66	41,397	2.06	*(d)	2.05	*(e)	1.91	*	417

0.00	(0.11)	10.17	3.99	9,537	1.56	*(h)	1.55	*(i)	2.52	*	417

$0.00	$(0.02)	$9.77	(2.08)%	$1,384	1.10	%*(f)	1.10	%*(f)	1.11	%*	0%

0.00	(0.01)	9.77	(2.18)	174	1.85	*(g)	1.85	*(g)	0.49	*	0

Prospectus	115

Appendix A—

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.	Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

Prospectus	A-1

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-2	PIMCO Funds

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among other, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Prospectus	A-3

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

A-4	PIMCO Funds

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.	Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

Prospectus	A-5

RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

A-6	PIMCO Funds

PIMCO Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.allianzinvestors.com for additional information about the Funds, including the SAI and the Annual and Semi-Annual Report.

Investment Company Act File number 811-05028

PIMCO Funds	INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Allianz Global Investors, the asset management subsidiary of Allianz SE, has more than $1 trillion under management for our clients worldwide.1 Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management[2]	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 3/31/09.

2 Cadence Capital Management is an independently owned investment firm.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your financial advisor.

This cover is not part of the prospectus.	AZ909_010110

PIMCO Funds

Prospectus

OCTOBER 1, 2009

(as revised January 1, 2010)

Strategic Markets Funds

Share Classes

A	B	C	R

REAL RETURN STRATEGY

PIMCO RealEstateRealReturn
Strategy Fund

ACTIVE ASSET ALLOCATION

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO Global Multi-Asset Fund

DOMESTIC EQUITY-RELATED

PIMCO Fundamental Advantage Total Return Strategy Fund

PIMCO Fundamental IndexPLUS™ TR Fund

PIMCO Small Cap StocksPLUS® TR Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Total Return Fund

PIMCO StocksPLUS® TR Short Strategy Fund

INTERNATIONAL EQUITY-RELATED

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

TARGET DATE ASSET ALLOCATION STRATEGY

PIMCO RealRetirement® 2010 Fund

PIMCO RealRetirement® 2020 Fund

PIMCO RealRetirement® 2030 Fund

PIMCO RealRetirement® 2040 Fund

PIMCO RealRetirement® 2050 Fund

This cover is not part of the Prospectus.

PIMCO Funds Prospectus

PIMCO Funds October 1, 2009 (as revised January 1, 2010)	This prospectus describes 18 mutual funds (the “Funds”) offered by PIMCO Funds (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of September 30, 2009, PIMCO managed approximately $940 billion in assets.

Share Classes A, B, C and R

The International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), RealEstateRealReturn Strategy and StocksPLUS® Total Return Funds offer Class A, B and C shares in this prospectus. The All Asset All Authority, Fundamental Advantage Total Return Strategy, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (Unhedged), Small Cap StocksPLUS® TR and StocksPLUS® TR Short Strategy Funds offer Class A and C shares in this prospectus. The StocksPLUS® Long Duration Fund offers Class A shares in this prospectus. The Global Multi-Asset, RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040 and RealRetirement® 2050 Funds offer Class A, C and R shares in this prospectus. The All Asset and StocksPLUS® Funds offer Class A, B, C and R shares in this prospectus. This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below describes certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 6. Following the table are certain key concepts which are used throughout the prospectus.

Category	Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Active Asset Allocation	All Asset	Other PIMCO Funds except the All Asset All Authority Fund, Global Multi-Asset and the RealRetirement® Funds(5)	No Limitation(6)	No Limitation(6)	No Limitation(6)
	All Asset All Authority	Other PIMCO Funds except the All Asset Fund, Global Multi-Asset and the RealRetirement® Funds(5)	No Limitation(6)	No Limitation(6)	No Limitation(6)
	Global Multi-Asset Fund	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation
Real Return Strategy	RealEstateRealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤10 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
Domestic Equity-Related	StocksPLUS®	S&P 500 stock index derivatives backed by a short duration portfolio of fixed income instruments	≤1 year	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)
	StocksPLUS® Long Duration	S&P 500 Index derivatives backed by a portfolio of actively managed long-term fixed income instruments	+/- 2 years Barclays Capital Long Term Government Credit Index	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)
	Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFI® 1000 hedged by short exposure to the S&P 500 stock index, backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(3)	B to Aaa; max 10% of total assets below Baa	No Limitation
	Fundamental IndexPLUS™ TR	Enhanced RAFI® 1000 derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(3)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)
	Small Cap StocksPLUS® TR	Russell 2000® Index derivatives backed by a diversified portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(3)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)
	StocksPLUS® Total Return	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(3)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)
	StocksPLUS® TR Short Strategy	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(3)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)
International Equity-Related	International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(3)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)
	International StocksPLUS® TR Strategy (U.S. Dollar-Hedged)	Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(3)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)
Target Date Asset Allocation Strategy	RealRetirement® 2010	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation
	RealRetirement® 2020	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation

2	PIMCO Funds

Summary Information (continued)

Category	Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
	RealRetirement® 2030	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation
	RealRetirement® 2040	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation
	RealRetirement® 2050	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation

(1)

As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”), or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

(2)	Each Fund may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)

The Barclays Capital U.S. Aggregate Index (“BCAG”) (formerly named the Lehman Brothers U.S. Aggregate Index) covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4)	Limitation with respect to the Fund’s fixed income investments. The Fund may invest without limit in equity securities denominated in non-U.S. currencies.
(5)	The “RealRetirement® Funds” are the RealRetirement® 2010 Fund, RealRetirement® 2020 Fund, RealRetirement® 2030 Fund, RealRetirement® 2040 Fund and RealRetirement® 2050 Fund.
(6)

The Fund invests substantially all of its assets in other PIMCO Funds. Accordingly, the Fund’s duration, credit quality, and indirect holdings of non-U.S. dollar denominated securities are the average of such other PIMCO Funds held by the Fund.

Fixed Income Instruments	“Fixed Income Instruments,” as used generally in this prospectus, includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The All Asset and All Asset All Authority Funds may invest in any funds of the Trust except each other, the Global Multi-Asset and the RealRetirement® Funds.

The Global Multi-Asset Fund may invest in any funds of the Trust, except the All Asset Fund, All Asset All Authority Fund and the RealRetirement® Funds, as well as in other affiliated or unaffiliated funds. The Global Multi-Asset Fund may also invest directly in Fixed Income Instruments.

The RealRetirement® Funds may invest in any funds of the Trust, except the All Asset Fund, All Asset All Authority Fund, Global Multi-Asset Fund and other RealRetirement® Funds, as well as in other affiliated or unaffiliated funds. The RealRetirement® Funds may also invest directly in Fixed Income Instruments.

The Funds (other than All Asset and All Asset All Authority Funds), to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates

Prospectus	3

Summary Information (continued)

rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point.

Credit Ratings	In this prospectus, references are made to credit ratings of debt securities, which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as Moody’s, S&P or Fitch. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.” As noted in Appendix A, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P or Fitch. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category at the time of purchase. For example, a Fund may purchase a security rated B3 by Moody’s, B- by S&P or B- by Fitch, provided the Fund may purchase securities rated B.

Fund Descriptions, Performance, Fees and Disclosure of Portfolio Holdings	The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information (if available) and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments Made by the All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds	The All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers. The All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds may invest in any funds of the Trust except the All Asset, All Asset All Authority, Global Multi-Asset and the RealRetirement® Funds (“Underlying PIMCO Funds”). The Global Multi-Asset Fund and RealRetirement® Funds may also invest in a combination of affiliated fund and unaffiliated funds, which may or may not be registered under the 1940 Act, Fixed Income Instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The Underlying PIMCO Funds and other funds in which the Global Multi-Asset Fund and RealRetirement® Funds may invest are collectively referred to as “Acquired Funds” in this prospectus. Please see the “Description of the Underlying PIMCO Funds” in this prospectus for more information about the Underlying PIMCO Funds.

Each RealRetirement® Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments in the year indicated in the RealRetirement® Fund’s name. The retirement year included in the RealRetirement® Fund’s name represents the “self-elected” year of retirement for the investors in that Fund. An investment in a RealRetirement® Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the RealRetirement® Fund’s name. There is no guarantee that the RealRetirement® Fund will provide adequate income at and through your retirement.

4	PIMCO Funds

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Prospectus	5

PIMCO All Asset Fund	Ticker Symbols: PASAX (Class A) PASBX (Class B) PASCX (Class C) PATRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Underlying PIMCO Funds Average Portfolio Duration No Limitation	Credit Quality No Limitation Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of any other fund of the Trust except the All Asset All Authority, Global Multi-Asset and the RealRetirement® Funds. Though it is anticipated that the Fund will not currently invest in the StocksPLUS® TR Short Strategy Fund, the Fund may invest in these Underlying PIMCO Funds in the future, without shareholder approval, at the discretion of PIMCO. The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Please see the “Descriptions of the Underlying PIMCO Funds” in this prospectus for more information about the Underlying PIMCO Funds.

The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Fund’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS TR® Strategy (U.S. Dollar-Hedged), Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Long Duration and StocksPLUS® Total Return Funds normally will not exceed 50% of total assets. In addition, the Fund’s combined investments in the Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets. The Fund’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Fund’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Fund’s asset allocation sub-adviser has the flexibility to reallocate the Fund’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Fund is classified as “non-diversified” for purposes of the 1940 Act because it may invest in a limited number of Underlying PIMCO Funds. However, since certain of the Underlying PIMCO Funds in which the Fund invests are classified as diversified for purposes of the 1940 Act, the Fund may indirectly diversify its portfolio.

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Fund may invest in additional PIMCO Funds created in the future.

6	PIMCO Funds

PIMCO All Asset Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk	• Underlying PIMCO Fund Risks	• Issuer Non-Diversification Risk

Among the principal risks of investing in the Underlying PIMCO Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk • Equity Risk	• Commodity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Real Estate Risk • Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk • Tax Risk • Subsidiary Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying PIMCO Funds and an investment in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the Barclays Capital U.S. TIPS 1-10 Year Index (formerly named the Lehman Brothers U.S. TIPS 1-10 Year Index). The Fund’s secondary benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”) (specifically, the CPI for All Urban Consumers). The CPI measures inflation as experienced by consumers in their day-to-day living expenses. Specifically, the CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. The CPI is periodically determined by the U.S. Department of Labor, Bureau of Labor Statistics. The Fund believes that this secondary benchmark reflects the Fund’s long-term investment strategy more accurately than the Barclays Capital U.S. TIPS 1-10 Year Index. For more information about the Fund’s benchmarks, see the Average Annual Total Returns Table on the next page.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (April 30, 2003) and the inception date of Class R shares (January 31, 2006), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B, C and R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Prospectus	7

PIMCO All Asset Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	9.40%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Quarter 2003)	6.06%
Lowest (4th Quarter 2008)	-8.38%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (7/31/02)
Class A Return Before Taxes	-19.06%	1.46%	5.20%
Class A Return After Taxes on Distributions(1)	-20.61%	-0.57%	3.17%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-12.31%	0.17%	3.36%
Class B Return Before Taxes	-19.35%	1.40%	5.03%
Class C Return Before Taxes	-17.36%	1.46%	5.03%
Class R Return Before Taxes	-16.09%	1.97%	5.54%
Barclays Capital U.S. TIPS: 1-10 Year Index(2)	-2.43%	3.80%	4.93%
Consumer Price Index + 500 Basis Points(3)	5.21%	7.91%	7.67%
Lipper Flexible Portfolio Funds Average(4)	-24.58%	1.22%	4.37%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for the other classes will vary.

(2)

Barclays Capital U.S. TIPS: 1-10 Year is an unmanaged index market comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years. The Index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(4)

Lipper Flexible Portfolio Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including domestic common stocks, bond and money market instruments with a focus on total return. Performance does not reflect deductions for sales charges or taxes.

8	PIMCO Funds

PIMCO All Asset Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses (including Underlying PIMCO Fund fees) you may pay if you buy and hold Class A, B, C or R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class B	Class C	Class R
Management Fees(1)	0.575%	0.575%	0.575%	0.625%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00	0.50
Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)(3)	0.84	0.84	0.84	0.84
Total Annual Fund Operating Expenses(4)(5)	1.665	2.415	2.415	1.965
Expense Reduction(6)(7)	(0.02)	(0.02)	(0.02)	(0.02)
Net Annual Fund Operating Expenses(8)	1.645	2.395	2.395	1.945

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B, Class C and Class R shares, a Class B, Class C or Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority, Inc. (the “FINRA”).

(3)

Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) for the Fund are based upon the allocation of the Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds during the most recently completed fiscal year. Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) include interest expense of 0.18%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.485%, 2.235%, 2.235% and 1.785% for Class A, Class B, Class C and Class R shares, respectively.
(5)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(6)

PIMCO has contractually agreed, through, July 31, 2010, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(7)

The Expense Reduction, as described in footnote 6 above, is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) listed in the table above and described in footnote 3. Please see “Management of the Funds—Fund of Funds Fees” for additional information.

(8)	Net Annual Fund Operating Expenses excluding interest expense is 1.465%, 2.215%, 2.215% and 1.765% for Class A, Class B, Class C and Class R shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$536	$874	$1,236	$2,251	$536	$874	$1,236	$2,251
Class B	593	947	1,328	2,295	243	747	1,278	2,295
Class C	343	747	1,278	2,731	243	747	1,278	2,731
Class R	197	611	1,050	2,270	197	611	1,050	2,270

Prospectus	9

PIMCO All Asset All Authority Fund	Ticker Symbols: PAUAX (Class A) PAUCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Underlying PIMCO Funds Average Portfolio Duration No Limitation	Credit Quality No Limitation Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of any other fund of the Trust except the All Asset, Global Multi-Asset and the RealRetirement® Funds. The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In so doing, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Please see the “Descriptions of the Underlying PIMCO Funds” in this prospectus for more information about the Underlying PIMCO Funds.

The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund’s investment in any particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Fund’s investment in the StocksPLUS® TR Short Strategy Fund normally will not exceed 20% of its total assets. The Fund’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Long Duration and StocksPLUS® Total Return Funds (“U.S. Stock Funds”) normally will not exceed 50% of its total assets. The Fund’s combined investments in the International StocksPLUS® TR Strategy (Unhedged) and International StocksPLUS® TR Strategy (U.S. Dollar-Hedged) Funds (“Non-U.S. Stock Funds”) normally will not exceed 33 1/ 3% of its total assets. The Fund’s combined investments in the U.S. Stock Funds and Non-U.S. Stock Funds (less any investment in the StocksPLUS® TR Short Strategy Fund) normally will not exceed 66 2/ 3% of its total assets. In addition, the Fund’s combined investments in the Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Fund’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Fund’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Fund’s asset allocation sub-adviser has the flexibility to reallocate the Fund’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Fund is classified as “nondiversified” for purposes of the 1940 Act because it may invest in a limited number of Underlying PIMCO Funds. However, since certain of the Underlying PIMCO Funds in which the Fund invests are classified as diversified for purposes of the 1940 Act, the Fund may indirectly diversify its portfolio.

The Fund may use leverage by borrowing for investment purposes. The Fund will borrow only from banks, and only when the value of the Fund’s assets, minus its liabilities other than borrowings, equals or exceeds 300% of the Fund’s total borrowings, including the proposed borrowing. If at any time this 300% coverage requirement is not met, the Fund will, within three business days, decrease its borrowings to the extent required. Borrowing requires the payment of interest and other loan costs. To make such payments, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. At times when the Fund’s borrowings are substantial, the interest expense to the Fund may result in the Fund having little or no investment income. The use of leverage by borrowing creates the potential for greater gains to shareholders of the Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. In addition, the Underlying PIMCO Funds may engage in certain transactions that give rise to a form of leverage.

10	PIMCO Funds

PIMCO All Asset All Authority Fund (continued)

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Fund may invest in additional PIMCO Funds created in the future.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk • Leveraging Risk	• Underlying PIMCO Fund Risks	• Issuer Non-Diversification Risk

The principal risks of investing in the Underlying PIMCO Funds, and consequently the Fund, which could adversely affect the Fund’s net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk • Equity Risk	• Commodity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Real Estate Risk • Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk • Tax Risk • Subsidiary Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying PIMCO Funds and an investment in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”). The Fund’s secondary benchmark is a benchmark created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”) (specifically, the CPI for All Urban Consumers). The CPI measures inflation as experienced by consumers in their day-to-day living expenses. Specifically, the CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. The CPI is periodically determined by the U.S. Department of Labor, Bureau of Labor Statistics. The Fund believes that this secondary benchmark reflects the Fund’s long-term investment strategy more accurately than the S&P 500. For more information on the Fund’s benchmarks, see the Average Annual Total Returns Table on the next page.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A and Class C shares (July 29, 2005), performance information shown in the bar chart and table for these classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and Class C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Prospectus	11

PIMCO All Asset All Authority Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	9.50%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Quarter 2004)	6.14%
Lowest (3rd Quarter 2008)	-6.77%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (10/31/03)
Class A Return Before Taxes	-10.99%	3.30%	4.09%
Class A Return After Taxes on Distributions(1)	-12.67%	1.19%	1.87%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-6.90%	1.65%	2.26%
Class C Return Before Taxes	-9.13%	3.30%	4.06%
S&P 500 Index(2)	-37.00%	-2.19%	-0.98%
Consumer Price Index + 650 Basis Points(3)	6.79%	9.53%	9.35%
Lipper Flexible Portfolio Funds Average(4)	-24.58%	1.22%	2.15%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(4)

Lipper Flexible Portfolio Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including domestic common stocks, bond and money market instruments with a focus on total return. Performance does not reflect deductions for sales taxes or taxes.

12	PIMCO Funds

PIMCO All Asset All Authority Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	5.50%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C
Management Fees(1)	0.60%	0.60%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Acquired Funds Fees and Expenses (Underlying PIMCO Fund Expenses)(3)	0.98	0.98
Other Expenses(4)	0.31	0.31
Total Annual Fund Operating Expenses(5)(6)	2.14	2.89

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) for the Fund are based upon the allocation of the Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds for the most recent fiscal year. Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) include interest expense of 0.24%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

“Other Expenses” reflect interest and line of credit expense of the Fund. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(5)	Total Annual Fund Operating Expenses excluding interest expense of the Fund and Underlying PIMCO Funds is 1.59% and 2.34% for Class A and Class C shares, respectively.
(6)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$755	$1,183	$1,636	$2,886	$755	$1,183	$1,636	$2,886
Class C	392	894	1,522	3,211	392	894	1,522	3,211

Prospectus	13

PIMCO Fundamental Advantage Total Return Strategy Fund	Ticker Symbols: PTFAX (Class A) PTRCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management

Fund Focus

Long exposure to Enhanced RAFI® 1000 hedged by short exposure to the S&P 500 stock index, backed by a portfolio of Fixed Income Instruments

Average Collateral Fixed Income Duration

See description below

Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index (the “S&P 500”), backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. Enhanced RAFI® 1000 and the S&P 500 are further described below. The Fund’s strategy with respect to maintaining long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 can be characterized as “market neutral” because it seeks to maintain a low correlation to the fluctuation of the U.S. equity market as a whole while returning the relative appreciation (or depreciation) of Enhanced RAFI® 1000 over the S&P 500.

Enhanced RAFI® 1000 is a performance recalibrated version of the FTSE RAFI® 1000 Index, which is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, Enhanced RAFI® 1000 is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years), and may incorporate additional factors, including but not limited to the quality of corporate earnings, the risk of financial distress and the quality of corporate governance/accounting practices. Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Enhanced RAFI® 1000 seeks to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. The S&P 500 is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to maintain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 even when Enhanced RAFI® 1000 is underperforming relative to the S&P 500.

The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500. The Fund typically will seek to simultaneously gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500, each in an amount, under normal circumstances, approximately equal to the Fund’s net assets. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the price appreciation (or depreciation) on the S&P 500 and certain transaction costs. While the Fund will, under normal circumstances, seek to maintain approximately equal value exposure in its long positions in Enhanced RAFI® 1000 and short positions in the S&P 500 in an effort to offset the effects on the Fund’s performance of general stock market movements, PIMCO may increase or decrease the Fund’s long exposure to Enhanced RAFI® 1000 or the Fund’s short exposure to the S&P 500 when PIMCO deems it appropriate to do so. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or when PIMCO otherwise deems it appropriate to do so, the Fund may invest in, or take short positions in, other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000 relative to the S&P 500. The Fund also may invest in exchange traded funds.

The values of derivatives based on Enhanced RAFI® 1000 and the S&P 500 should closely track changes in the value of Enhanced RAFI® 1000 and the S&P 500. However, these derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the Fund’s assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

14	PIMCO Funds

PIMCO Fundamental Advantage Total Return Strategy Fund (continued)

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may also invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Although the Fund seeks to protect against equity market risk arising from its long exposure to Enhanced RAFI® 1000 by maintaining short exposure to the S&P 500, under certain conditions, generally in a market where Enhanced RAFI® 1000 underperforms relative to the S&P 500 and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C
Management Fees(1)	1.04%	1.04%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Other Expenses(3)	1.60	1.39
Total Annual Fund Operating Expenses(4)	2.89	3.43

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.29% and 2.04% for Class A and Class C shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$656	$1,236	$1,841	$3,468	$656	$1,236	$1,841	$3,468
Class C	446	1,053	1,784	3,712	346	1,053	1,784	3,712

Prospectus	15

PIMCO Fundamental IndexPLUS™ TR Fund	Ticker Symbols: PIXAX (Class A) PIXCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the FTSE RAFI® 1000 Index	Fund Focus Enhanced RAFI® 1000 derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the FTSE RAFI® 1000 Index (the “Index”) by investing under normal circumstances in derivatives based on Enhanced RAFI® 1000, an enhanced, performance recalibrated version of the Index (“Enhanced RAFI® 1000”), backed by a portfolio of short and intermediate maturity Fixed Income Instruments. The Index and Enhanced RAFI® 1000 are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund uses Enhanced RAFI® 1000 derivatives in addition to or in place of Enhanced RAFI® 1000 stocks to attempt to equal or exceed the daily performance of the Index. The values of Enhanced RAFI® 1000 derivatives should closely track changes in the value of Enhanced RAFI® 1000. However, Enhanced RAFI® 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value, which includes accounting data found in a company’s annual report, selected from the constituents of a proprietary U.S. stock universe. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI® 1000 is a performance recalibrated version of the Index that incorporates additional factors, including but not limited to the quality of corporate earnings, the risk of financial distress, the quality of corporate governance/accounting practices and recalibrates existing factors utilized in the Index that affect a company’s fundamental drivers of value. Enhanced RAFI® 1000 may also be rebalanced more frequently than the Index. The Fund seeks to remain invested in Enhanced RAFI® 1000 derivatives or Enhanced RAFI® 1000 stocks even when Enhanced RAFI® 1000 is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI® 1000 by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI® 1000 derivatives by providing model portfolios of Enhanced RAFI® 1000 securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI® 1000 to the Fund. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000.

16	PIMCO Funds

PIMCO Fundamental IndexPLUS™ TR Fund (continued)

Though the Fund does not normally invest directly in Enhanced RAFI® 1000 securities, when Enhanced RAFI® 1000 derivatives appear to be overvalued relative to Enhanced RAFI® 1000, the Fund may invest all of its assets in a “basket” of Enhanced RAFI® 1000 stocks. The Fund also may invest in exchange traded funds.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Enhanced RAFI® 1000 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® 1000 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the FTSE RAFI® 1000 Index, which is described above under “Principal Investments and Strategies.” The Fund’s secondary benchmark is the S&P 500 Index, which is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. For more information on the Fund’s benchmarks, see the Average Annual Total Returns table on the next page.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Prospectus	17

PIMCO Fundamental IndexPLUS™ TR Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	12.08%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Quarter 2006)	8.27%
Lowest (4th Quarter 2008)	-23.89%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (6/30/05)
Class A Return Before Taxes	-46.02%	-9.73%
Class A Return After Taxes on Distributions(1)	-46.26%	-11.87%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-29.76%	-8.88%
Class C Return Before Taxes	-44.81%	-9.36%
FTSE RAFI® 1000 Index(2)	-39.99%	-6.95%
S&P 500 Index(3)	-37.00%	-5.70%
Lipper Specialty Diversified Equity Funds Average(3)	-16.36%	-0.43%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

FTSE RAFI® 1000 Index is part of the FTSE RAFI® Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of nonmarket cap weighted indices, the FTSE RAFI® Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFI® US 1000 Index comprises the largest 1000 US-listed companies by fundamental value, selected from the constituents of the FTSE US All Cap Index, part of the FTSE Global Equity Index Series (GEIS). The total return index calculations add the income a stock’s dividend provides to the performance of the index. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(4)

Lipper Specialty Diversified Equity Funds Average is a total return performance average of Funds tracked by Lipper, Inc, that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination (r-squared) compared to other U.S. diversified equity funds. Performance does not reflect deductions for sales taxes or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C
Management Fees(1)	0.94%	0.94%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Other Expenses(3)	0.88	0.85
Total Annual Fund Operating Expenses(4)	2.07	2.79

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.19% and 1.94% for Class A and Class C shares, respectively.

18	PIMCO Funds

PIMCO Fundamental IndexPLUS™ TR Fund (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$577	$999	$1,447	$2,685	$577	$999	$1,447	$2,685
Class C	382	865	1,474	3,119	282	865	1,474	3,119

Prospectus	19

PIMCO Global Multi-Asset Fund	Ticker Symbols: PGMAX (Class A) PGMCX (Class C) PGMRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index	Fund Focus A combination of affiliated and unaffiliated funds, securities and other instruments Average Portfolio Duration No Limitation	Credit Quality No Limitation Dividend Frequency Declared and distributed quarterly

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional investment managers. PIMCO uses a three-step approach in seeking to achieve the Fund’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps daily and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Fund.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, Fixed Income Instruments, equity securities, forwards and derivatives. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest, without limitation, in any funds of the Trust, except the All Asset, the All Asset All Authority and the RealRetirement® Funds. Please see the “Description of the Underlying PIMCO Funds” in this prospectus for more information about the Underlying PIMCO Funds. The Fund will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Fund seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Fund will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred stock, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in this prospectus, and in other equity-related Acquired Funds). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Fund II Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “GMA Subsidiary”), and the CommodityRealReturn Strategy Fund®, an Underlying PIMCO Fund). The GMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. As discussed in greater detail elsewhere in this prospectus, the GMA Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund may invest up to 25% of its total assets in the GMA Subsidiary. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in high yield securities (“junk bonds”). The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries.

The Fund is classified as “non-diversified” for purposes of the 1940 Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Fund may invest are classified as diversified for purposes of the 1940 Act, the Fund may indirectly diversify its portfolio.

Target Asset Allocation and Relative Value Strategies

The Fund’s assets are not allocated according to a predetermined blend of shares of the Acquired Funds and/or direct investments in securities, instruments and other investments. Instead, when making allocation decisions among the Acquired Funds, securities, instruments and other investments, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in

20	PIMCO Funds

PIMCO Global Multi-Asset Fund (continued)

inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, and labor information. PIMCO uses these factors to help determine the Fund’s target asset allocation and to identify potentially attractive relative value and risk hedging strategies. PIMCO has the flexibility to reallocate the Fund’s assets among any or all of the investment exposures represented by affiliated or unaffiliated funds, or invest directly in securities, instruments and other investments, based on its ongoing analyses of the global economy and financial markets. While these analyses are performed daily, material shifts in investment exposures typically take place over longer periods of time.

Risk Hedging Strategies	As part of its investment process, PIMCO will seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce the Fund’s exposure to certain severe, unanticipated market events that could significantly detract from returns.

Investment Selection	Once the target asset allocation, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Please see the “Descriptions of the Underlying PIMCO Funds” section in this prospectus for a summary of the Underlying PIMCO Funds and their principal investment strategies. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and the Underlying PIMCO Funds’ prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks	The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect the Fund’s net asset value, yield and total return, are:

• Allocation Risk • Acquired Fund Risk • Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Commodity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Real Estate Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk • Tax Risk • Subsidiary Risk

Please see “Summary of Principal Risks” below for a description of these and other risks associated with the Acquired Funds and an investment in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Returns Table is included.

Prospectus	21

PIMCO Global Multi-Asset Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, C or R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	5.50%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C	Class R
Management Fees(1)	1.30%	1.30%	1.30%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.50
Acquired Fund Fees and Expenses(3)	0.54	0.54	0.54
Total Annual Fund Operating Expenses(4)(5)	2.09	2.84	2.34
Expense Reduction(6)	(0.43)	(0.43)	(0.43)
Net Annual Fund Operating Expenses(7)	1.66	2.41	1.91

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Fund—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C or Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an allocation of the Fund’s assets among the Acquired Funds for the most recent fiscal year, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.24%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)	Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.85%, 2.60% and 2.10% for Class A, Class C and Class R shares, respectively.
(5)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(6)

PIMCO has contractually agreed, through July 31, 2010, to waive, first, the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the advisory fee and supervisory and administrative fee are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver renews annually for a full fiscal year unless terminated by PIMCO upon at least 30 days’ notice prior to fiscal year-end.

(7)	Net Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.42%, 2.17% and 1.67% for Class A, Class C and Class R shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$709	$1,045	$1,403	$2,407	$709	$1,045	$1,403	$2,407
Class C	344	751	1,285	2,746	244	751	1,285	2,746
Class R	194	600	1,032	2,233	194	600	1,032	2,233

22	PIMCO Funds

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Prospectus	23

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	Ticker Symbols: PPUAX (Class A) PPUCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Non-U.S. equity derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe Australasia Far East (“EAFE”) Net Dividend Index (the “Index”). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on an unhedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund’s equity exposure will not be hedged into U.S. dollars. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	PIMCO Funds

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	9.54%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Quarter 2007)	5.09%
Lowest (3rd Quarter 2008)	-23.03%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (11/30/06)
Class A Return Before Taxes	-45.01%	-19.71%
Class A Return After Taxes on Distributions(1)	-45.47%	-21.60%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-29.16%	-17.15%
Class C Return Before Taxes	-43.89%	-18.88%
MSCI EAFE Net Dividend Index (USD Unhedged)(2)	-43.38%	-18.70%
Lipper International Multi-Cap Core Funds Average(3)	-43.02%	-17.82%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

Lipper International Multi-Cap Core Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time and typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Performance does not reflect deductions for sales taxes or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C
Management Fees(1)	0.79%	0.79%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Other Expenses(3)	1.06	1.09
Total Annual Fund Operating Expenses(4)	2.10	2.88

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.04% and 1.79% for Class A and Class C shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$580	$1,008	$1,461	$2,715	$580	$1,008	$1,461	$2,715
Class C	391	892	1,518	3,204	291	892	1,518	3,204

Prospectus	25

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	Ticker Symbols: PIPAX (Class A) PIPBX (Class B) PIPCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe, Australasia and Far East (“EAFE”) Net Dividend Index, hedged to U.S. dollars (the “Index”). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on a hedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

26	PIMCO Funds

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	14.47%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Quarter 2005)	10.72%
Lowest (4th Quarter 2008)	-15.54%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (10/30/03)(4)
Class A Return Before Taxes	-43.84%	-0.12%	0.83%
Class A Return After Taxes on Distributions(1)	-43.84%	-2.87%	-2.00%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-28.49%	-1.33%	-0.58%
Class B Return Before Taxes	-43.87%	0.02%	1.08%
Class C Return Before Taxes	-41.52%	0.32%	1.24%
MSCI EAFE Net Dividend Hedged USD Index(2)	-39.90%	1.85%	2.55%
Lipper International Multi-Cap Core Funds Average(3)	-43.02%	1.66%	3.24%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

MSCI EAFE Net Dividend Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

Lipper International Multi-Cap Core Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time and typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Performance does not reflect deductions for sales taxes or taxes.

(4)	The Fund began operations 10/30/03. Index comparisons began on 10/31/03.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	5.00%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class B	Class C
Management Fees(1)	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Acquired Fund Fees and Expenses	0.01	0.01	0.01
Other Expenses(3)	1.80	1.82	1.82
Total Annual Fund Operating Expenses(4)(5)	2.96	3.73	3.73

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(5)	Total Annual Fund Operating Expenses excluding interest expense is 1.15%, 1.90% and 1.90% for Class A, B, and C shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$663	$1,255	$1,873	$3,530	$663	$1,255	$1,873	$3,530
Class B	875	1,440	2,124	3,728	375	1,140	1,924	3,728
Class C	475	1,140	1,924	3,974	375	1,140	1,924	3,974

Prospectus	27

PIMCO RealEstateRealReturn Strategy Fund	Ticker Symbols: PETAX (Class A) PETBX (Class B) PETCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Real estate-linked derivatives backed by a portfolio of inflation-indexed and other Fixed Income Instruments Average Collateral Fixed Income Duration ≤10 years	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The value of real estate-linked derivative instruments may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses. The Fund may also invest directly in real estate investment trusts (“REIT”) and in common and preferred stocks as well as convertible securities of issuers in real estate-related industries. The Fund may also invest in exchange traded funds.

The Fund typically will seek to gain exposure to the real estate market by investing in REIT total return swap agreements. In a typical REIT swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Investments in REIT swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs, including changes in the value of underlying properties, defaults by borrowers or tenants, revisions to the Internal Revenue Code of 1986, as amended (the “Code”), changes in interest rates and poor performance by those managing the REITs. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Principal Risks	Under certain conditions, generally in a market where the value of both real estate derivatives and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non U.S.) Investment Risk • Real Estate Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

28	PIMCO Funds

PIMCO RealEstateRealReturn Strategy Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	-3.77%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Quarter 2004)	18.65%
Lowest (4th Quarter 2008)	-46.32%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (10/30/03)(4)
Class A Return Before Taxes	-50.19%	-2.57%	-0.74%
Class A Return After Taxes on Distributions(1)	-50.19%	-9.71%	-8.23%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-32.62%	-4.41%	-3.09%
Class B Return Before Taxes	-50.23%	-2.33%	-0.46%
Class C Return Before Taxes	-48.13%	-2.20%	-0.40%
Dow Jones U.S. Select REIT Total Return Index(2)	-39.20%	0.63%	2.06%
Lipper Real Estate Funds Average(3)	-39.92%	-0.67%	0.79%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to April 1, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

(3)

Lipper Real Estate Funds Average is a total return performance average of Funds tracked by Lipper, Inc, that invests at least 65% of its portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Performance does not reflect deductions for sales taxes or taxes.

(4)	The Fund began operations on 10/30/03. Index comparisons began on 10/31/03.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	5.50%	1.00%(1)
Class B	None	5.00%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class B	Class C
Management Fees(1)	0.94%	0.94%	0.94%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Other Expenses(3)	0.11	0.12	0.12
Total Annual Fund Operating Expenses(4)	1.30	2.06	2.06

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.19%, 1.94%, and 1.94%, respectively, for Class A, Class B, and Class C shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$675	$939	$1,224	$2,032	$675	$939	$1,224	$2,032
Class B	709	946	1,308	2,104	209	646	1,108	2,104
Class C	309	646	1,108	2,390	209	646	1,108	2,390

Prospectus	29

RealRetirement® Funds	Ticker Symbols:
PIMCO RealRetirement® 2010 Fund	PTNAX (Class A)/PTNCX (Class C)/PTNRX (Class R)
PIMCO RealRetirement® 2020 Fund	PTYAX (Class A)/PTYCX (Class C)/PTYRX (Class R)
PIMCO RealRetirement® 2030 Fund	PEHAX (Class A)/PEHCX (Class C)/PEHRX (Class R)
PIMCO RealRetirement® 2040 Fund	POFAX (Class A)/POFCX (Class C)/POFRX (Class R)
PIMCO RealRetirement® 2050 Fund	PFYAX (Class A)/PFYCX (Class C)/PFYRX (Class R)

Investment Objectives of the Funds	The Funds seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Principal Investments and Strategies	The RealRetirement® Funds (the “Funds”) are intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. Each Fund is managed for investors planning to retire or begin withdrawing portions of their investments in the Fund’s target year as indicated in the Fund’s name. For example, the RealRetirement® 2020 Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2020. This is the “self-elected” year of retirement for the investors in that fund. The Funds’ primary difference is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the Fund’s name. The Funds’ allocations are intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of each Fund nears. An investment in a RealRetirement Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the RealRetirement Fund’s name. There is no guarantee that the RealRetirement Fund will provide adequate income at and through your retirement.

In managing the Funds, PIMCO uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation “glide path”; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

Each Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, Fixed Income Instruments, equity securities, forwards and derivatives. Each Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Each Fund may invest, without limitation, in any funds of the Trust, except the All Asset Fund, the All Asset All Authority Fund and the Global Multi-Asset Fund. Please see the “Description of the Underlying PIMCO Funds” in this prospectus for more information about the Underlying PIMCO Funds. Each Fund may directly invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. Each Fund may also directly invest, without limitation, in securities and instruments that are economically tied to emerging market countries. With respect to direct investments, each Fund may also invest up to 10% of its total assets in preferred stocks.

Each Fund is classified as “non-diversified” for purposes of the 1940 Act because it may invest in a limited number of Underlying PIMCO Funds and other investments. However, since certain of the Underlying PIMCO Funds in which the Funds invest are classified as diversified for purposes of the 1940 Act, the Funds may indirectly diversify their portfolios.

Asset Allocation “Glide Path”	The Funds’ long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to “real” assets, such as Treasury-Inflation Protected Securities (“TIPS”), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as a Fund approaches the target date. PIMCO may choose to modify the target asset allocations of the glide path from time to time. These changes are not expected to occur frequently.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date.

30	PIMCO Funds

RealRetirement® Funds (continued)

Each Fund’s current glide path asset allocation is based on its target date, which is the year in the name of each Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a Fund targeting an earlier date represents a more conservative choice; choosing a Fund targeting a later date represents a more aggressive choice.

Tactical Allocation Adjustments and Relative Value Strategies	PIMCO may vary the Funds’ actual asset allocation exposures from what is specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. These tactical allocation adjustments are driven by PIMCO’s secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non- U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These “top down” macro economic factors, as well as more micro “bottom up” factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Funds’ returns in a manner that does not materially alter the broader asset allocation exposures. When reallocating the Funds’ investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Funds’ investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

Risk Hedging Strategies	As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund’s exposure to certain severe, unanticipated market events that could significantly detract from returns.

Investment Selection	Once the tactical asset allocation adjustments relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Please see the “Descriptions of the Underlying PIMCO Funds” section in this prospectus for a summary of the Underlying PIMCO Funds and their principal investment strategies. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and the Underlying PIMCO Funds’ prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Prospectus	31

RealRetirement® Funds (continued)

Principal Risks	Each Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Funds which could adversely affect their net asset value, yield and total return are:

• Allocation Risk • Acquired Fund Risk • Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Commodity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Real Estate Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk • Tax Risk • Subsidiary Risk

Please see “Summary of Principal Risks” below for a description of these and other risks associated with the Underlying PIMCO Funds and an investment in the Funds.

Performance Information	The Funds do not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included.

Fees and Expenses of the Funds	These tables describe the fees and expenses you may pay if you buy and hold Class A, C or R shares of the Funds:

RealRetirement® 2010 Fund	Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	5.50%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C	Class R
Management Fees(1)	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.50
Acquired Fund Fees and Expenses(3)	0.95	0.95	0.95
Total Annual Fund Operating Expenses(4)(5)	2.30	3.05	2.55
Expense Reduction(6)	(0.48)	(0.41)	(0.37)
Net Annual Fund Operating Expenses(7)	1.82	2.64	2.18

(1)

“Management Fees” reflect an advisory fee and supervisory and administrative fee payable by the Fund to PIMCO. The Fund’s investment advisory contract provides that the advisory fee for the Fund will periodically decrease as the Fund approaches its target date and its portfolio becomes more conservative. See “Management of the Fund-Management Fees” for additional information.

(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C and Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon the allocation of the Fund’s assets among the Acquired Funds for the most recent fiscal year, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses include interest expense of 0.44% for Underlying PIMCO Funds. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(5)	Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.86%, 2.61% and 2.11% for Class A, Class C and Class R shares, respectively.
(6)

PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

(7)	Net Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.38%, 2.20% and 1.74% for Class A, Class C and Class R shares, respectively.

32	PIMCO Funds

RealRetirement® Funds (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$725	$1,091	$1,481	$2,570	$725	$1,091	$1,481	$2,570
Class C	367	820	1,400	2,973	267	820	1,400	2,973
Class R	221	682	1,169	2,513	221	682	1,169	2,513

RealRetirement® 2020 Fund	Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	5.50%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C	Class R
Management Fees(1)	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1)(2)	0.25	1.00	0.50
Acquired Fund Fees and Expenses(3)	1.03	1.03	1.03
Total Annual Fund Operating Expenses(4)(5)	2.38	3.13	2.63
Expense Reduction(6)	(0.53)	(0.51)	(0.51)
Net Annual Fund Operating Expenses(7)	1.85	2.62	2.12

(1)

“Management Fees” reflect an advisory fee and supervisory and administrative fee payable by the Fund to PIMCO. The Fund’s investment advisory contract provides that the advisory fee for the Fund will periodically decrease as the Fund approaches its target date and its portfolio becomes more conservative. See “Management of the Fund-Management Fees” for additional information.

(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C and Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon the allocation of the Fund’s assets among the Acquired Funds for the most recent fiscal year, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses include interest expense of Underlying PIMCO Funds of 0.49%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(5)	Total Annual Fund Operating Expenses excluding interest expense of Underlying PIMCO Funds is 1.89%, 2.64% and 2.14% for Class A, Class C and Class R shares, respectively.
(6)

PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

(7)	Net Annual Fund Operating Expenses excluding interest expense of Underlying PIMCO Funds is 1.36%, 2.13% and 1.63% for Class A, Class C and Class R shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$728	$1,100	$1,496	$2,600	$728	$1,100	$1,496	$2,600
Class C	365	814	1,390	2,954	265	814	1,390	2,954
Class R	215	664	1,139	2,452	215	664	1,139	2,452

Prospectus	33

RealRetirement® Funds (continued)

RealRetirement® 2030 Fund	Shareholder Fees (fees paid directly from your investment)(1)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	5.50%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C	Class R
Management Fees(1)	1.15%	1.15%	1.15%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.50
Acquired Fund Fees and Expenses(3)	1.08	1.08	1.08
Total Annual Fund Operating Expenses(4)(5)	2.48	3.23	2.73
Expense Reduction(6)	(0.47)	(0.43)	(0.52)
Net Annual Fund Operating Expenses(7)	2.01	2.80	2.21

(1)

“Management Fees” reflect an advisory fee and supervisory and a administrative fee payable by the Fund to PIMCO. The Fund’s investment advisory contract provides that the advisory fee for the Fund will periodically decrease as the Fund approaches its target date and its portfolio becomes more conservative. See “Management of the Fund-Management Fees” for additional information.

(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C and Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon the allocation of the Fund’s assets among the Acquired Funds for the most recent fiscal year, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses include interest expense of Underlying PIMCO Funds of 0.52%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(5)	Total Annual Fund Operating Expenses excluding interest expense of Underlying PIMCO Funds is 1.96%, 2.71% and 2.21% for Class A, Class C and Class R shares, respectively.
(6)

PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

(7)	Net Annual Fund Operating Expenses excluding interest expense of Underlying PIMCO Funds is 1.49%, 2.28% and 1.69% for Class A, Class C and Class R shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$743	$1,146	$1,573	$2,759	$743	$1,146	$1,573	$2,759
Class C	383	868	1,479	3,128	283	868	1,479	3,128
Class R	224	691	1,185	2,544	224	691	1,185	2,544

RealRetirement® 2040 Fund	Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	5.50%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C	Class R
Management Fees(1)	1.20%	1.20%	1.20%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.50
Acquired Fund Fees and Expenses(3)	1.13	1.13	1.13
Total Annual Fund Operating Expenses(4)(5)	2.58	3.33	2.83
Expense Reduction(6)	(0.52)	(0.50)	(0.50)
Net Annual Fund Operating Expenses(7)	2.06	2.83	2.33

(1)

“Management Fees” reflect an advisory fee and supervisory and administrative fee payable by the Fund to PIMCO. The Fund’s investment advisory contract provides that the advisory fee for the Fund will periodically decrease as the Fund approaches its target date and its portfolio becomes more conservative. See “Management of the Funds-Management Fees” for additional information.

(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C and Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

34	PIMCO Funds

RealRetirement® Funds (continued)

(3)

Acquired Fund Fees and Expenses for the Fund are based upon the allocation of the Fund’s assets among the Acquired Funds for the most recent fiscal year, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses include interest expense of 0.55% for Underlying PIMCO Funds. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(5)	Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 2.03%, 2.78% and 2.28% for Class A, Class C and Class R shares, respectively.
(6)

PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory fees and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

(7)	Net Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.51%, 2.28% and 1.78% for Class A, Class C and Class R shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$748	$1,160	$1,597	$2,808	$748	$1,160	$1,597	$2,808
Class C	386	877	1,494	3,157	286	877	1,494	3,157
Class R	236	727	1,245	2,666	236	727	1,245	2,666

RealRetirement® 2050 Fund	Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	5.50%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C	Class R
Management Fees(1)	1.20%	1.20%	1.20%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.50
Acquired Fund Fees and Expenses(3)	1.16	1.16	1.16
Total Annual Fund Operating Expenses(4)(5)	2.61	3.36	2.86
Expense Reduction(6)	(0.49)	(0.47)	(0.47)
Net Annual Fund Operating Expenses(7)	2.12	2.89	2.39

(1)

“Management Fees” reflect an advisory fee and supervisory and administrative fee payable by the Fund to PIMCO. The Fund’s investment advisory contract provides that the advisory fee for the Fund will periodically decrease as the Fund approaches its target date and its portfolio becomes more conservative. See “Management of the Funds-Management Fees” for additional information.

(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C and Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon the allocation of the Fund’s assets among the Acquired Funds for the most recent fiscal year, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses include interest expense of 0.57% for Underlying PIMCO Funds. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(5)	Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 2.04%, 2.79% and 2.29% for Class A, Class C and Class R shares, respectively.
(6)

PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory fees and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

(7)	Net Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.55%, 2.32% and 1.82% for Class A, Class C and Class R shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$753	$1,177	$1,626	$2,867	$753	$1,177	$1,626	$2,867
Class C	392	895	1,523	3,214	292	895	1,523	3,214
Class R	242	745	1,275	2,726	242	745	1,275	2,726

Prospectus	35

PIMCO Small Cap StocksPLUS® TR Fund	Ticker Symbols: PCKAX (Class A) PCKCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the Russell 2000® Index	Fund Focus Russell 2000® Index derivatives backed by a diversified portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses Russell 2000® Index derivatives instead of Russell 2000® Index stocks to attempt to equal or exceed the daily performance of the Russell 2000® Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of Russell 2000® Index derivatives should closely track changes in the value of the index. However, Russell 2000® Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. As of June 30, 2009, the Russell 2000® Index’s average market capitalization (dollar-weighted) was $763 million. The Fund seeks to remain invested in Russell 2000® Index derivatives or Russell 2000® Index stocks even when the Russell 2000® Index is declining.

Though the Fund does not normally invest directly in Russell 2000® Index securities, when Russell 2000® Index derivatives appear to be overvalued relative to the Russell 2000® Index, the Fund may invest all of its assets in a “basket” of Russell 2000® Index stocks. The Fund also may invest in exchange traded funds based on the Russell 2000® Index.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Russell 2000® Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Russell 2000® Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

36	PIMCO Funds

PIMCO Small Cap StocksPLUS® TR Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	8.25%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Quarter 2007)	2.72%
Lowest (4th Quarter 2008)	-23.68%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (3/31/06)
Class A Return Before Taxes	-33.79%	-12.27%
Class A Return After Taxes on Distributions(1)	-33.88%	-12.95%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-21.95%	-10.49%
Class C Return Before Taxes	-32.56%	-11.77%
Russell 2000® Index(2)	-33.79%	-13.20%
Lipper Specialty Diversified Equity Funds Average(3)	-16.36%	-1.83%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

Lipper Specialty Diversified Equity Funds Average is a total return performance average of Funds tracked by Lipper, Inc, that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination (r-squared) compared to other U.S. diversified equity funds. Performance does not reflect deductions for sales taxes or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C
Management Fees(1)	0.84%	0.84%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Other Expenses(3)	0.39	0.48
Total Annual Fund Operating Expenses(4)	1.48	2.32

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.09% and 1.84% for Class A and Class C shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$520	$825	$1,153	$2,077	$520	$825	$1,153	$2,077
Class C	335	724	1,240	2,656	235	724	1,240	2,656

Prospectus	37

PIMCO StocksPLUS® Fund	Ticker Symbols: PSPAX (Class A) PSPBX (Class B) PSPCX (Class C) PSPRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 Index derivatives backed by a short duration portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration ≤1 year	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a “basket” of S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

38	PIMCO Funds

PIMCO StocksPLUS® Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	10.13%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Quarter 2003)	15.01%
Lowest (4th Quarter 2008)	-25.94%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-47.23%	-6.28%	-3.32%
Class A Return After Taxes on Distributions(1)	-48.99%	-8.05%	-5.31%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-30.21%	-5.83%	-3.43%
Class B Return Before Taxes	-48.47%	-6.70%	-3.51%
Class C Return Before Taxes	-46.31%	-6.15%	-3.49%
Class R Return Before Taxes	-45.65%	-5.90%	-3.19%
S&P 500 Index(2)	-37.00%	-2.19%	-1.38%
Lipper Large-Cap Core Fund Average(3)	-37.17%	-2.82%	-1.66%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for the other classes will vary.

(2)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

Lipper Large-Cap Core Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Performance does not reflect deductions for sales taxes or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B, C or R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	5.00%(2)
Class C	None	1.00%(3)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class B	Class C	Class R
Management Fees(1)	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.75	0.50
Other Expenses(3)	0.62	0.60	0.62	0.61
Total Annual Fund Operating Expenses(4)	1.52	2.25	2.02	1.76

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B, Class C and Class R shares, a Class B, Class C or Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.90%, 1.65%, 1.40% and 1.15% for Class A, Class B, Class C and Class R shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$524	$837	$1,173	$2,120	$524	$837	$1,173	$2,120
Class B	728	1,003	1,405	2,405	228	703	1,205	2,405
Class C	305	634	1,088	2,348	205	634	1,088	2,348
Class R	179	554	954	2,073	179	554	954	2,073

Prospectus	39

PIMCO StocksPLUS® Long Duration Fund	Ticker Symbol: N/A (Class A)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmarks consistent with prudent investment management	Fund Focus S&P 500 Index derivatives backed by a portfolio of long-term Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark indexes, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the “Indexes”), by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the Indexes. The Fund typically will seek to gain long exposure to the S&P 500 Index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within two years (plus or minus) of the duration of the Barclays Capital Long-Term Government/Credit Index (formerly named the Lehman Brothers Long-Term Government/Credit Index), which as of June 30, 2009 was 11.60 years. The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives and/or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

40	PIMCO Funds

PIMCO StocksPLUS® Long Duration Fund (continued)

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the S&P 500 Index, which is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market of all U.S. common stocks. The Fund’s secondary benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Capital Long-Term Government/Credit Index and subtracting 3-Month LIBOR (London Interbank Offered Rate). The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more. The 3-Month LIBOR is an average interest rate, determined by the British Bankers’ Association, that banks charge one another for the use of short-term money (3 months) in the U.S. Eurodollar market. This blend is intended to represent a portfolio which obtains 100% exposure to the S&P 500 Index via derivatives in exchange for the payment of 3-Month LIBOR, and invests the capital in a long duration bond portfolio. The Fund believes that this self-blended benchmark reflects the Fund’s investment strategy more accurately than the S&P 500 Index.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Return table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, performance would have been lower. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are not offered in this prospectus. Class A shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Institutional Class and Class A shares have different expenses. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Prospectus	41

PIMCO StocksPLUS® Long Duration Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	-1.60%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Qtr. ‘08)	-5.27%
Lowest (3rd Qtr. ‘08)	-13.46%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (8/31/07)
Institutional Class Return Before Taxes	-33.13%	-23.72%
Institutional Class Return After Taxes on Distributions(1)	-33.38%	-24.57%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-21.52%	-20.31%
S&P 500 Index(2)	-37.00%	-29.08%
S&P 500 Index + Barclays Capital Long-Term Government/Credit Index—3 Month LIBOR(3)
Lipper Specialty Diversified Equity Funds Average(4)	-16.36%	-12.40%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Capital Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. Prior to November 1, 2008, this index was published by Lehman Brothers. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. The Index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(4)

Lipper Specialty Diversified Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc, that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination (r-squared) compared to other U.S. diversified equity funds. Performance does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Class A
Management Fees(1)	0.74%
Distribution and/or Service (12b-1) Fees	0.25
Other Expenses(2)	0.22
Total Annual Fund Operating Expenses(3)	1.21

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)	Total Annual Fund Operating Expenses excluding interest expense is 0.99%.

Examples.  The Examples are intended to help you compare the cost of investing in Class A shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$494	$745	$1,015	$1,786	$494	$745	$1,015	$1,786

42	PIMCO Funds

[THIS PAGE INTENTIONALLY LEFT BLANK]

Prospectus	43

PIMCO StocksPLUS® Total Return Fund	Ticker Symbols: PTOAX (Class A) PTOBX (Class B) PSOCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 Index derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a “basket” of S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (July 31, 2003), performance shown in the table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

44	PIMCO Funds

PIMCO StocksPLUS® Total Return Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	6.10%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Quarter 2003)	17.22%
Lowest (4th Quarter 2008)	-22.23%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (6/28/02)(4)
Class A Return Before Taxes	-45.26%	-4.70%	-0.46%
Class A Return After Taxes on Distributions(1)	-46.91%	-7.42%	-2.87%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-29.35%	-4.64%	-1.07%
Class B Return Before Taxes	-45.34%	-4.72%	-0.65%
Class C Return Before Taxes	-44.09%	-4.69%	-0.66%
S&P 500 Index(2)	-37.00%	-2.19%	0.51%
Lipper Large-Cap Core Fund Average(3)	-37.17%	-2.82%	-0.38%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

Lipper Large-Cap Core Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Performance does not reflect deductions for sales taxes or taxes.

(4)	The Fund began operations on 6/28/02. Index comparisons began on 6/30/02.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class B	Class C
Management Fees(1)	0.79%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Other Expenses(3)	1.93	1.96	1.95
Total Annual Fund Operating Expenses(4)	2.97	3.75	3.74

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.04%, 1.79% and 1.79% for Class A, Class B and Class C shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B, or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$664	$1,259	$1,879	$3,541	$664	$1,259	$1,879	$3,541
Class B	727	1,346	1,984	3,597	377	1,146	1,934	3,597
Class C	476	1,143	1,930	3,984	376	1,143	1,930	3,984

Prospectus	45

PIMCO StocksPLUS® TR Short Strategy Fund	Ticker Symbols: PSSAX (Class A) PSSCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks total return through the implementation of short investment positions on the S&P 500	Fund Focus Short S&P 500 Index derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing primarily in short positions with respect to the S&P 500 Index (the “Index”) or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations summarized below. The Fund will generally benefit when the price of the Index is declining. When the Index is rising, the Fund will generally not perform as well. Fixed Income Instruments owned by the Fund may also benefit or detract from the Fund’s net asset value. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long equity positions. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index due to compounding, PIMCO’s active management, Fund fees and expenses and other factors discussed below.

The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest all of its assets in such instruments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund’s exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund may purchase call options on Index futures contracts or on other similar Index derivatives in an effort to limit the total potential decline in the Fund’s net asset value during a market in which prices of securities are rising or expected to rise. Because the Fund invests primarily in short positions, gains and losses in the Fund will primarily be taxable as short-term gains or losses. However, a portion of the gains or losses from certain types of derivatives, including futures contracts on broad-based stock indexes in which the Fund may choose to invest, will be taxable as long-term gains or losses.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also invest up to 10% of its total assets in preferred stocks.

Although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of the Index on a daily basis, the Fund as a whole is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods. Because the value of the Fund’s derivatives short positions move in the opposite direction from the value of the Index each day, for periods greater than one day, the effect of compounding may result in the performance of these derivatives positions, and the Fund’s performance attributable to those positions, to be either greater than or less than the inverse of the Index performance for such periods, and the extent of the variation could be substantial due to market volatility and other factors. In addition, the combination of income and capital gains or losses derived from the Fixed Income Instruments serving as cover for the Fund’s short positions, coupled with the ability of the Fund to reduce or limit short

46	PIMCO Funds

PIMCO StocksPLUS® TR Short Strategy Fund (continued)

exposure, as described above, may result in an imperfect inverse correlation between the performance of the Index and the performance of the Fund. It is possible for the Fund to experience a negative return when the Index is declining, and vice versa. Further, there are a number of other reasons why changes in the value of derivatives positions may not correlate exactly (either positively or inversely) with an index or which may otherwise prevent a mutual fund or its positions from achieving such correlation, as described under “Summary of Principal Risks—Derivatives Risk” and “Characteristics and Risks of Securities and Investment Techniques— Derivatives—Correlation Risk.”

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the S&P 500 Index, which is an unmanaged market index comprised of large-cap U.S. equity securities, generally considered representative of the stock market as a whole. The Fund’s performance may vary inversely with the value of the S&P 500 Index on a daily basis, subject to certain limitations. The Fund’s secondary benchmark is the Inverse of S&P 500 Index, which is an approximate negative equivalent of the return of the S&P 500 Index and is calculated by compounding the daily inverse of the S&P 500 Index total return. The Fund believes that the secondary benchmark reflects the Fund’s investment strategy more accurately than the S&P 500 Index. For more information on the Fund’s benchmarks, see the Average Annual Total Returns table on the next page. It may be reasonable to expect significant differences between the Fund’s performance and that of the secondary benchmark, as well as potentially significant differences between the Fund’s primary and secondary benchmarks due to compounding and other considerations. The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A and C shares (July 31, 2006), performance information shown in the bar chart and table for these classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Prospectus	47

PIMCO StocksPLUS® TR Short Strategy Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	0.44%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Quarter 2008)	24.72%
Lowest (4th Quarter 2004)	-7.50%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (7/23/03)(5)
Class A Return Before Taxes	41.90%	7.72%	6.51%
Class A Return After Taxes on Distributions(1)	30.72%	4.76%	3.80%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	40.04%	5.77%	4.79%
Class C Return Before Taxes	46.17%	7.73%	6.46%
S&P 500 Index(2)	-37.00%	-2.19%	0.24%
Inverse of S&P 500 Index(3)	50.01%	0.58%	-1.85%
Lipper Dedicated Short-Bias Fund Average(4)	27.31%	-1.31%	-4.36%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The Fund’s performance may vary inversely with the value of the index on a daily basis, subject to certain limitations. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Effective July 31, 2009, the Fund selected the S&P 500 Index as its primary benchmark in replacement of the Inverse of S&P 500 Index, which the Fund retains as its secondary benchmark. The Fund added the S&P 500 Index to facilitate a comparison of the Fund’s performance to the S&P 500 Index.

(3)

Inverse of S&P 500 Index is an approximate negative equivalent of the return of the S&P 500 Index and is calculated by compounding the daily inverse of the S&P 500 Index total return. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(4)

The Lipper Dedicated Short-Bias Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that employ portfolio strategies consistently creating a “net short” exposure to the market. This classification also includes short-only funds, i.e., funds that pursue short sales of stock or stock index options. Performance does not reflect deductions for sales charges or taxes.

(5)	The Fund began operations on 7/23/03. Index comparisons began on 7/31/03.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C
Management Fees(1)	0.84%	0.84%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Other Expenses(3)	1.00	1.13
Total Annual Fund Operating Expenses(4)	2.09	2.97

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.09% and 1.84% for Class A and Class C shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$579	$1,005	$1,457	$2,705	$579	$1,005	$1,457	$2,705
Class C	400	918	1,562	3,290	300	918	1,562	3,290

48	PIMCO Funds

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

As the Global Multi-Asset Fund and the RealRetirement® Funds may invest in shares of Acquired Funds including Underlying PIMCO Funds, the risks of investing in the Global Multi-Asset Fund and the RealRetirement® Funds may be closely related to the risks associated with the Acquired Funds including Underlying PIMCO Funds, and their investments. However, as the Global Multi-Asset Fund and the RealRetirement® Funds may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Funds may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section only to “Funds” includes the Global Multi-Asset Fund and the RealRetirement® Funds and Acquired Funds and Underlying PIMCO Funds.

Allocation Risk	The All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds’ investment performance depends upon how their assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the asset allocation sub-adviser (in the case of the All Asset and All Asset All Authority Funds) or PIMCO (in the case of the Global Multi-Asset and RealRetirement® Funds) will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser or PIMCO, as applicable, attempts to identify investment allocations that will provide consistent, quality performance for each Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser or PIMCO, as applicable, will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Underlying PIMCO Fund Risks	Because the All Asset and All Asset All Authority invest substantially all of their assets in Underlying PIMCO Funds, the risks associated with investing in the Funds are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Funds to achieve their investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved.

The All Asset and All Asset All Authority Funds’ net asset value will fluctuate in response to changes in the net asset values of the Underlying PIMCO Funds in which they invest. The extent to which the investment performance and risks associated with the All Asset and All Asset All Authority Fund correlates to those of a particular Underlying PIMCO Fund will depend upon the extent to which the All Asset and All Asset All Authority Fund’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Acquired Fund Risk	Because the Global Multi-Asset and RealRetirement® Funds may invest their assets in Acquired Funds, the risks associated with investing in the Global Multi-Asset and RealRetirement® Funds may be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Global Multi-Asset and RealRetirement® Funds to achieve their investment objectives may depend upon the ability of the Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved.

The Global Multi-Asset and RealRetirement® Funds’ net asset value will fluctuate in response to changes in the net asset values of the Acquired Funds in which they invest. The extent to which the investment performance and risks associated with the Global Multi-Asset Fund and RealRetirement® Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the Global Multi-Asset Fund’s and RealRetirement® Funds’ assets are allocated from time to time for investment in the Acquired Fund, which will vary.

Prospectus	49

Interest Rate Risk	Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Credit Risk	A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk	Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk	The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk	The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information.

50	PIMCO Funds

The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation.

Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or the derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests. Further, in the case of Funds that attempt to produce returns from short derivatives positions which correlate inversely with the performance of an index on a daily basis, such as the PIMCO StocksPLUS® TR Short Strategy Fund, for periods greater than one day, the effect of compounding may result in the performance of the derivatives, and the Fund’s performance attributable to those positions, to be either greater than or less than the inverse of the index performance, and the extent of the variation could be substantial due to market volatility and other factors. See “Characteristics and Risks of Securities and Investment Techniques—Derivatives—Correlation Risk.”

A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk	The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The GMA Subsidiary may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the GMA Subsidiary and to the extent the All Asset, All Asset All Authority and RealRetirement® Funds invest in the CommodityRealReturn Strategy Fund®, an Underlying PIMCO Fund, the All Asset, All Asset All Authority and RealRetirement® Funds, may be more susceptible to risks associated with those sectors.

Mortgage-Related and Other Asset-Backed Risk	Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally,

Prospectus	51

issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Real Estate Risk	A Fund that invests in real estate investment trusts (“REITs”) or real estate-linked derivative instruments is subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a REIT or real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Emerging Markets Risk	Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk	If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk	Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

To the extent that the All Asset and All Asset All Authority Funds invest a significant portion of their assets in an Underlying PIMCO Fund, the All Asset and All Asset All Authority Funds will be particularly sensitive to the risks associated with that Underlying PIMCO Fund. To the extent that the Global Multi-Asset Fund and RealRetirement® Funds invest a significant portion of their assets in an Acquired Fund, the Global Multi-Asset Fund and RealRetirement® Funds will be particularly sensitive to the risks associated with that Acquired Fund. For a discussion of risks associated with Underlying PIMCO Funds and Acquired Funds, please see “Underlying PIMCO Fund Risk” and “Acquired Fund Risk” above.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or “earmark” liquid assets or otherwise cover transactions that may give rise to such risk. The GMA Subsidiary will comply with these asset segregation or “earmarking” requirements to the same extent as the Global Multi-Asset Fund. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to

52	PIMCO Funds

exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities (or the value of the Underlying PIMCO Funds in the case of the All Asset and All Asset All Authority Funds or the Acquired Funds in the case of the Global Multi-Asset and RealRetirement® Funds).

Smaller Company Risk	The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk	The Funds, the GMA Subsidiary and certain Acquired Funds are subject to management risk because they are actively managed investment portfolios. PIMCO, or in the case of a fund that is not managed by PIMCO, such other fund’s investment adviser and sub-adviser, as applicable, and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds, the Subsidiaries and the Acquired Funds, as applicable, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. Because the Fundamental IndexPLUS™ Fund, an Underlying PIMCO Fund, Fundamental IndexPLUS® TR Fund and Fundamental Advantage Total Return Strategy Fund invest in derivatives that are linked to Enhanced RAFI® 1000, and because the EM Fundamental IndexPLUS™ TR Strategy Fund, an Underlying PIMCO Fund, invests in derivatives that are linked to Enhanced RAFI® Emerging Markets Fundamental Index, they will be subject to the risks associated with the management of Enhanced RAFI® 1000 and Enhanced RAFI® Emerging Markets Fundamental Index, respectively, by the sub-adviser to such Underlying PIMCO Fund and Funds.

Short Sale Risk	A Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Tax Risk	The Global Multi-Asset Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The Global Multi-Asset Fund may also gain exposure indirectly to commodity markets by investing in the GMA Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. In order for the Global Multi-Asset Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.

As more fully described below under “Tax Consequences—A Note on the Global Multi-Asset Fund” the Internal Revenue Service (the “IRS”) issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the IRS has issued a private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary will also constitute qualifying income.

Based on such rulings, the Global Multi-Asset Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the GMA Subsidiary. The use of commodity index-linked notes and investments in the GMA Subsidiary involve specific risks. See “Characteristics and Risks of Securities and Investment Techniques—Derivatives—A Note on the Global Multi-Asset Fund” below for further information regarding commodity index-linked notes, including the risks associated with these instruments. In addition, see “Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary” below for further information regarding the GMA Subsidiary, including the risks associated with investing in the GMA Subsidiary.

Prospectus	53

To the extent the All Asset, All Asset All Authority and RealRetirement® Funds invest in the CommodityRealReturn Strategy Fund®, the use of the above noted investments by the Underlying PIMCO Fund could subject the shareholders of those Funds to risks similar to those described above.

Subsidiary Risk	By investing in the GMA Subsidiary, the Global Multi-Asset Fund is indirectly exposed to the risks associated with the GMA Subsidiary’s investments. The derivatives and other investments held by the GMA Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the GMA Subsidiary will be achieved.

The GMA Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Global Multi-Asset Fund and/or the GMA Subsidiary to operate as described in this prospectus and Statement of Additional Information and could adversely affect the Global Multi-Asset Fund and, to the extent the All Asset, All Asset All Authority and RealRetirement® Funds invest in the CommodityRealReturn Strategy Fund®, the All Asset, All Asset All Authority and RealRetirement® Funds.

Management of the Funds

Investment Adviser and Administrator	PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters. PIMCO also serves as the investment adviser for the GMA Subsidiary.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2009, PIMCO had approximately $940 billion in assets under management.

PIMCO has engaged Research Affiliates, LLC, a California limited liability company (“Research Affiliates”), to serve as asset allocation sub-adviser to the All Asset and All Asset All Authority Funds and as the sub-adviser to the Fundamental Advantage Total Return Strategy and Fundamental IndexPLUS™ TR Funds. Research Affiliates is located at 620 Newport Center Drive, Suite 900, Newport Beach, CA 92660.

Management Fees	Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in-fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables effect both an advisory fee and a supervisory and administrative fee.

•

Advisory Fee.  Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2009, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund Name	Advisory Fees
All Classes
All Asset Fund	0.175%
All Asset All Authority Fund	0.20%
Fundamental Advantage Total Return Strategy Fund	0.64%
Fundamental IndexPLUSTM TR Fund	0.54%
Global Multi-Asset Fund	0.90%
International StocksPLUS® TR Strategy Fund (Unhedged) Fund	0.39%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Fund	0.45%
RealEstateRealReturn Strategy Fund	0.49%
RealRetirement® 2010 Fund	0.70%
RealRetirement® 2020 Fund	0.70%
RealRetirement® 2030 Fund	0.75%
RealRetirement® 2040 Fund	0.80%
RealRetirement® 2050 Fund	0.80%
Small Cap StocksPLUS® TR Fund	0.44%
StocksPLUS® Fund	0.25%
StocksPLUS® Long Duration Fund	0.35%
StocksPLUS® Total Return Fund	0.39%
StocksPLUS® TR Short Strategy Fund	0.44%

54	PIMCO Funds

As the RealRetirement® Funds approach their target dates and their portfolios become more conservative, the RealRetirement® Funds’ investment advisory contract provides that certain RealRetirement® Funds’ advisory fee will periodically decrease over time according to set intervals. The following table provides information with respect to such advisory fee adjustments.

Advisory Fee Schedule (stated as a percentage of the average daily net assets of each RealRetirement® Fund taken separately)

Fund Name	March 31, 2009	April 1, 2015	April 1, 2020	April 1, 2025	April 1, 2030	April 1, 2035
RealRetirement® 2010 Fund	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
RealRetirement® 2020 Fund	0.70	0.70	0.70	0.70	0.70	0.70
RealRetirement® 2030 Fund	0.75	0.70	0.70	0.70	0.70	0.70
RealRetirement® 2040 Fund	0.80	0.75	0.75	0.70	0.70	0.70
RealRetirement® 2050 Fund	0.80	0.80	0.80	0.75	0.75	0.70

A discussion of the basis for the Board of Trustees’ approval of the Funds’ investment advisory contract and asset allocation sub-advisory agreements is available in the Funds’ Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2009. The Global Multi-Asset Fund was not operational during this reporting period. A discussion of the basis for the Board of Trustees’ approval of the Global Multi-Asset Fund’s investment advisory contract is available in the Fund’s Annual Report to shareholders for the fiscal year ended March 31, 2009.

As discussed in its “Principal Investments and Strategies” section, the Global Multi-Asset Fund may pursue its investment objective by investing in the GMA Subsidiary. The GMA Subsidiary has entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the GMA Subsidiary. In consideration of these services, the GMA Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Global Multi-Asset Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

•

Supervisory and Administrative Fee.  Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Class A, Class B, Class C and Class R shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for Class A, Class B, Class C and Class R shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by Class A, Class B, Class C and Class R shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and (except for the All Asset and All Asset All Authority Funds) fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2009, the Funds paid PIMCO monthly supervisory and administrative fees for Class A, Class B, Class C and Class R Shares at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

	Supervisory and Administrative Fee
Fund Name	Class A	Class B	Class C	Class R
All Asset Fund	0.40%	0.40%	0.40%	0.45%
All Asset All Authority Fund	0.40%	N/A	0.40%	N/A
Fundamental Advantage Total Return Strategy Fund	0.40%	N/A	0.40%	N/A
Fundamental IndexPLUS™ TR Fund	0.40%	N/A	0.40%	N/A
Global Multi-Asset Fund	0.40%	N/A	0.40%	0.40%
International StocksPLUS® TR Strategy Fund (Unhedged)	0.40%	N/A	0.40%	N/A
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.45%	0.45%	0.45%	N/A
RealEstateRealReturn Strategy Fund	0.45%	0.45%	0.45%	N/A

Prospectus	55

	Supervisory and Administrative Fee
Fund Name	Class A	Class B	Class C	Class R
RealRetirement® 2010 Fund	0.40%	N/A	0.40%	0.40%
RealRetirement® 2020 Fund	0.40%	N/A	0.40%	0.40%
RealRetirement® 2030 Fund	0.40%	N/A	0.40%	0.40%
RealRetirement® 2040 Fund	0.40%	N/A	0.40%	0.40%
RealRetirement® 2050 Fund	0.40%	N/A	0.40%	0.40%
Small Cap StocksPLUS® TR Fund	0.40%	N/A	0.40%	N/A
StocksPLUS® Fund	0.40%	0.40%	0.40%	0.40%
StocksPLUS® Long Duration Fund	0.39%	N/A	N/A	N/A
StocksPLUS® Total Return Fund	0.40%	0.40%	0.40%	N/A
StocksPLUS® TR Short Strategy Fund	0.40%	N/A	0.40%	N/A

Underlying PIMCO Fund Fees	The All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds pay advisory and supervisory and administrative fees directly to PIMCO at the annual rates stated above, based on the average daily net assets attributable in the aggregate to each Fund’s shares. The Funds also indirectly pay their proportionate share of the advisory and supervisory and administrative fees charged by PIMCO to the Underlying PIMCO Funds in which each Fund invests.

PIMCO has contractually agreed, through July 31, 2010 for the All Asset Fund, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. Similarly, PIMCO has contractually agreed, through July 31, 2010 for the All Asset All Authority Fund, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

PIMCO has contractually agreed, through July 31, 2010, to waive, first, the supervisory and administrative fee and, to the extent necessary, the advisory fee it receives from the Global Multi-Asset Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Global Multi-Asset Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the supervisory and administrative fee or the supervisory and administrative fee and advisory fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. Similarly, PIMCO has contractually agreed, through July 31, 2010, to waive, first the supervisory and administrative fee and, to the extent necessary, the advisory fee it receives from the RealRetirement® Funds in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Funds in connection with the Funds’ investments in Underlying PIMCO Funds. These waivers renew annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The Acquired Fund Fees and Expenses shown in the Annual Fund Operating Expenses table for the All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds may be higher than the Underlying PIMCO Fund Expenses used for purposes of the expense reduction described above due to differences in the methods of calculation. The Acquired Fund Fees and Expenses, as required to be shown in the Annual Fund Operating Expenses table, are calculated using the total operating expenses for each Underlying PIMCO Fund over the Fund’s average net assets. The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described above are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Thus, the Acquired Fund Fees and Expenses listed in the Annual Fund Operating Expenses table will typically be higher than the Underlying PIMCO Fund Expenses used to calculate the expense reduction when the All Asset, All Asset All Authority or RealRetirement® Funds employ leverage as an investment strategy.

The expenses associated with investing in a fund that may invest in other funds are generally higher than those for mutual funds that do not invest in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level. The All Asset and All Asset Authority Funds (and the Global Multi-Asset and RealRetirement® Funds, to the extent they invest in Underlying PIMCO Funds) invest in Institutional Class shares of the Underlying PIMCO Funds, which are not subject to any sales charges or 12b-1 fees.

The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying PIMCO Funds. Because the All Asset and All Asset All Authority (and the Global Multi-Asset and

56	PIMCO Funds

RealRetirement® Funds to the extent they invest in Underlying PIMCO Funds) invest in Institutional Class shares of the Underlying PIMCO Funds, shareholders of the All Asset, All Asset Authority, Global Multi-Asset and RealRetirement® Funds would indirectly bear a proportionate share of these expenses, depending upon how the Funds’ assets are allocated from time to time among the Underlying PIMCO Funds.

Annual Underlying PIMCO Fund Expenses

(Based on the average daily net assets attributable to an Underlying PIMCO Fund’s Institutional Class shares or Class M shares in the case of the Government Money Market and Treasury Money Market Funds)

Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Fee
California Intermediate Municipal Bond Fund	0.445%	0.00%	0.445%
California Short Duration Municipal Income Fund	0.33	0.00	0.33
CommodityRealReturn Strategy Fund®	0.74	0.47	1.21(3)
Convertible Fund	0.65	0.01	0.66
Developing Local Markets Fund	0.85	0.00	0.85
Diversified Income Fund	0.75	0.04	0.79
EM Fundamental IndexPLUS™ TR Strategy Fund	1.25	0.00	1.25
Emerging Local Bond Fund	0.90	0.00	0.90
Emerging Markets Bond Fund	0.83	0.03	0.86
Emerging Markets and Infrastructure Bond Fund	1.25	0.02	1.27(4)
Extended Duration Fund	0.50	0.07	0.57
Floating Income Fund	0.55	0.08	0.63
Foreign Bond Fund (U.S. Dollar-Hedged)	0.50	0.20	0.70
Foreign Bond Fund (Unhedged)	0.50	0.37	0.87
Fundamental Advantage Total Return Strategy Fund	0.89	0.59	1.48
Fundamental IndexPLUS™ Fund	0.70	0.49	1.19
Fundamental IndexPLUS™ TR Fund	0.79	0.81	1.60
Global Advantage Strategy Bond Fund	0.70	0.00	0.70
Global Bond Fund (U.S. Dollar-Hedged)	0.55	0.49	1.04
Global Bond Fund (Unhedged)	0.55	0.36	0.91
GNMA Fund	0.50	0.16	0.66
Government Money Market Fund	0.18	0.00	0.18
High Yield Municipal Bond Fund	0.55	0.00	0.55(5)
High Yield Fund	0.55	0.01	0.56
Income Fund	0.45	0.61	1.06(6)
International StocksPLUS® TR Strategy Fund (U.S. Hedged)	0.75	1.71	2.46
International StocksPLUS® TR Strategy Fund (Unhedged)	0.64	1.04	1.68
Investment Grade Corporate Bond Fund	0.50	0.00	0.50
Long Duration Total Return Fund	0.50	0.01	0.51
Long-Term Credit Fund	0.55	0.01	0.56(4)
Long-Term U.S. Government Fund	0.475	0.03	0.505
Low Duration Fund	0.46	0.03	0.49
Low Duration Fund II	0.50	0.00	0.50
Low Duration Fund III	0.50	0.70	1.20
Moderate Duration Fund	0.46	0.08	0.54
Money Market Fund	0.32	0.00	0.32
Mortgage-Backed Securities Fund	0.50	1.10	1.60
MuniGO Fund	0.40	0.09	0.49(4)
Municipal Bond Fund	0.44	0.00	0.44
New York Municipal Bond Fund	0.445	0.00	0.445
Real Return Asset Fund	0.55	0.16	0.71
Real Return Fund	0.45	0.20	0.65
RealEstateRealReturn Strategy Fund	0.74	0.14	0.88
Short Duration Municipal Income Fund	0.33	0.00	0.33
Short-Term Fund	0.45	0.05	0.50
Small Cap StocksPLUS® TR Fund	0.69	0.33	1.02
StocksPLUS® Fund	0.50	0.60	1.10
StocksPLUS® Long Duration Fund	0.59	0.22	0.81
StocksPLUS® Total Return Fund	0.64	1.92	2.56
StocksPLUS® TR Short Strategy Fund	0.69	0.74	1.43
Total Return Fund	0.46	0.18	0.64
Total Return II Fund	0.50	0.50	1.00
Total Return III Fund	0.50	0.32	0.82
Treasury Money Market Fund	0.18	0.03	0.21(4)
Unconstrained Bond Fund	0.90	0.01	0.91
Unconstrained Tax Managed Bond Fund	0.70	0.00	0.70

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by an Underlying PIMCO Fund to PIMCO.

Prospectus	57

(2)

Other Expenses includes expenses such as organizational expenses, interest expenses, taxes, governmental fees, pro rata Trustees’ fees and acquired fund fees and expenses attributable to the Institutional Class shares. For the Unconstrained Bond Fund, Other Expenses are based on estimated amounts for the initial fiscal year of the Fund’s Institutional Class shares and include the Fund’s organizational expenses.

(3)

PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the management fee and administration fee, respectively, paid to PIMCO by the Fund’s Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(4)

PIMCO has contractually agreed, through July 31, 2010, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to Institutional Class (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed the Expense Limit.

(5)	PIMCO has contractually agreed, through July 31, 2010, to waive a portion of its advisory fee equal to 0.01% of average daily net assets.
(6)	PIMCO has contractually agreed, through July 31, 2010, to waive a portion of the Underlying PIMCO Fund’s advisory fee equal to 0.05% of average daily net assets.

Individual Portfolio Managers	The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since		Recent Professional Experience
All Asset All Asset All Authority	Robert D. Arnott	7/02 10/03	* *	Chairman, Founder, Research Affiliates LLC, since July 2002. Previously, Mr. Arnott was Chairman of First Quadrant, L.P. until April 30, 2004. He joined First Quadrant in April 1988.

International StocksPLUS® TR Strategy (U.S. Dollar-Hedged)	Chris Dialynas	5/08		Managing Director, PIMCO. He joined PIMCO in 1980 and is a senior member of PIMCO’s investment strategy group.

Fundamental Advantage Total Return Strategy	William H. Gross	2/08	*	Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO. Mr. Gross has been associated with PIMCO since 1971.
Fundamental IndexPLUS™ TR		5/05	*
International StocksPLUS® TR Strategy (Unhedged)		11/06	*
Small Cap StocksPLUS® TR StocksPLUS® StocksPLUS® Total Return StocksPLUS® TR Short Strategy		3/06 1/98 6/02 7/03	* * *

RealEstateRealReturn Strategy	Mihir Worah	12/07

StocksPLUS® Long Duration	Stephen Rodosky	8/07	*	Executive Vice President, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.

Global Multi-Asset** RealRetirement® 2010 RealRetirement® 2020 RealRetirement® 2030 RealRetirement® 2040 RealRetirement® 2050	Vineer Bhansali	10/08 7/08 7/08 7/08 7/08 7/08	*	Dr. Bhansali is a Managing Director, a Portfolio Manager, the firm-wide head of analytics for portfolio management, and a senior member of PIMCO’s portfolio management group. Dr. Bhansali joined PIMCO in 2000, previously having been associated with Credit Suisse First Boston as a vice president in proprietary fixed-income trading.

Global Multi-Asset**	Mohamed El-Erian	10/08	*	CEO and Co-CIO, PIMCO. He re-joined PIMCO in December 2007 after serving for 2 years as President and CEO of Harvard Management Company (HMC), the entity that manages Harvard University’s endowment and related accounts. Dr. El-Erian also served as a member of the faculty of Harvard Business School and as deputy treasurer of Harvard University. Dr. El-Erian initially joined PIMCO in 1999 and was a Managing Director and a senior member of PIMCO’s portfolio management and investment strategy group.

Global Multi-Asset**	Curtis Mewbourne	10/08	*	Managing Director, PIMCO. He is a Portfolio Manager and senior member of PIMCO’s portfolio management and strategy group, specializing in credit portfolios. He joined PIMCO in 1999.

*	Since inception of the Fund.
**	Mr. El-Erian has overall responsibility for managing the Global Multi-Asset Fund. Mr. Mewbourne is responsible for tactical allocations and Mr. Bhansali is responsible for risk management.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation and the portfolio managers’ ownership of shares of the Funds.

Distributor	The Trust’s Distributor is Allianz Global Investors Distributors LLC (“AGID” or “Distributor”), an indirect subsidiary of Allianz Global Investors of America L.P. (“AGI”), PIMCO’s parent company. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

58	PIMCO Funds

Regulatory and Litigation Matters	PIMCO and the Trust are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management currently believes that the complaint is without merit and PIMCO and the Trust intend to vigorously defend against this action.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

In October 2007, the PIMCO High Yield Fund, a series of the Trust, was named in an amended complaint filed in connection with an adversary proceeding brought by the Adelphia Recovery Trust relating to the bankruptcy of Adelphia Communications Corporation (“Adelphia”) in the Southern District of New York. The plaintiff alleged that investment banks and agent banks were instrumental in developing a form of financing for Adelphia and its affiliates, known as co-borrowing facilities. According to the amended complaint, the co-borrowing facilities facilitated Adelphia’s fraud and concealed its corporate looting, and the banks who structured or made the loans knew that Adelphia was misappropriating and misusing a significant portion of the proceeds. The amended complaint asserted that such bank loans were tainted and that the purchasers of bank debt, such as the PIMCO High Yield Fund, who received payments from Adelphia on account of the bank debt, received voidable payments subject to the infirmities caused by the conduct of their transferors. The amended complaint sought to recover the payments made by Adelphia or its affiliates to the defendants, including the PIMCO High Yield Fund, by reason of the co-borrowing facilities and the disgorgement of the consideration paid to the bank debt under the Adelphia plan of reorganization. No wrongdoing was alleged against the PIMCO High Yield Fund. PIMCO and other non-agent lenders filed motions to dismiss all claims pleaded against them in the amended complaint. On June 27, 2008, the District Court Judge to whom the case was assigned issued an opinion dismissing all claims against the non-agent lenders, including PIMCO. The Judge held that the plaintiff lacked standing to bring the claims since all creditors of the debtor in the Adelphia bankruptcy were paid in full. The non-agent lenders filed a motion for entry of final judgments pursuant to Federal Rule of Civil Procedure so that the plaintiff can take an immediate appeal of the order that disposes of any remaining claims against the non-agent lenders. It is the intent that the status of the claims against the non-agent lenders can be finally determined by the Second Circuit. A stipulation and agreed order to this effect have been submitted to the District Court by counsel for the plaintiff and the non-agent lenders. The District Court has entered the order. The plaintiff has filed a notice of appeal of the ruling to the Second Circuit. As a general rule, it can be expected such an appeal will take a year or more to be fully determined.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to the Funds. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Prospectus	59

Classes of Shares—Class A, B, C and Class R Shares

The Trust offers investors Class A, Class B, Class C and Class R shares in this prospectus. Subject to the qualifications described below under “Sale of Class B shares,” effective November 1, 2009, Class B shares of the Funds are no longer available for purchase. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Statement of Additional Information and can be obtained free of charge from the Distributor.

Class A Shares	•

You pay an initial sales charge when you buy Class A shares of any Fund. The maximum initial sales charge is 5.50% for the All Asset All Authority, Global Multi-Asset, RealEstateRealReturn Strategy, RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040 and RealRetirement® 2050 Funds; and 3.75% for all other Funds. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•

You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Statement of Additional Information for details.

•

Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

•

You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Statement of Additional Information for details.

Class B Shares	•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

•

You normally pay a CDSC of up to 3.5% if you redeem Class B shares of the All Asset and StocksPLUS® Total Return Funds during the first five years after your initial purchase. You normally pay a CDSC of up to 5% if you redeem Class B shares of all other Funds during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem Class B shares of the All Asset and StocksPLUS® Total Return Funds during the sixth year or thereafter. You pay no CDSC if you redeem Class B shares of all other Funds during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

•

Class B shares of the All Asset and StocksPLUS® Total Return Funds are subject to higher 12b-1 fees than Class A shares for the first five years they are held (seven years for Class B shares purchased prior to January 1, 2002 and eight years for Class B shares purchased from January 1, 2002 through September 30, 2004).

•

Class B shares of all other Funds are subject to higher 12b-1 fees than Class A shares for the first seven years they are held (eight years for Class B shares purchased from January 1, 2002 through September 30, 2004). During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class B shares of the All Asset and StocksPLUS® Total Return Funds convert to Class A shares after they have been held for five years (seven years for Class B shares purchased prior to January 1, 2002 and eight years for Class B shares purchased from January 1, 2002 through September 30, 2004).

•

Class B shares of all other Funds automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after January 1, 2002). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

60	PIMCO Funds

Class C Shares	•

You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after either five, seven or eight years (as more fully described above), Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the Class C shares are held for periods longer than those prescribed above after which time Class B shares convert into Class A shares (five, seven or eight years, as applicable).

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges —Class A Shares	This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount.

All Asset, Fundamental Advantage Total Return Strategy, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Long Duration, StocksPLUS® Total Return and StocksPLUS® TR Short Strategy Funds —Class A Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	3.90%	3.75%
$100,000–$249,999	3.36%	3.25%
$250,000–$499,999	2.30%	2.25%
$500,000–$999,999	1.78%	1.75%
$1,000,000 +	0.00%*	0.00%*

All Asset All Authority, Global Multi-Asset, RealEstateRealReturn Strategy and RealRetirement® Funds—Class A Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%*	0.00%*

*	As shown, investors that purchase $1,000,000 or more of any Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Prospectus	61

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust, Allianz Funds or Allianz Funds Multi-Strategy Trust that offer Class A shares (other than the Money Market Fund) (together, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).  A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A shares (the “Right of Accumulation” or “Cumulative Quality Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, C and Class R shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor.

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member); or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

(iii) an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Statement of Additional Information.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of PIMCO and the Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of

62	PIMCO Funds

the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge and in a clear and prominent format, on the Distributor’s Web site at www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares	Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

All Asset and StocksPLUS® Total Return Funds—Class B Shares Purchased On or After October 1, 2004

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	3.50%
Second	2.75%
Third	2.00%
Fourth	1.25%
Fifth	0.50%
Sixth and thereafter	0%*

*	After the fifth year, Class B shares convert into Class A shares.

All Asset and StocksPLUS® Total Return Funds—Class B Shares Purchased Prior to October 1, 2004

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	0%*

*	After the eighth year Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002 convert into Class A shares after seven years.

International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), RealEstateRealReturn Strategy and StocksPLUS® Funds—Class B Shares Purchased at Any Time

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	0%*

*	After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years.

Prospectus	63

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

CDSCs on Class A Shares	Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of a Fund will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs will be Calculated—Shares Purchased After December 31, 2001	A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

•

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

•	CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

•	In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs	The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details.

Sales of Class B Shares	Effective November 1, 2009 (the “Closing Date”), Class B shares of the Funds are no longer available for purchase, except through exchanges and dividend reinvestments as discussed below. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule, as outlined above in “Class B Shares.” Dividends and capital gain distributions paid on outstanding Class B shares may continue to be reinvested in Class B shares in accordance with the Funds’ current policies. In addition, Class B shareholders may continue to exchange their shares for Class B shares of other Funds, or for series of Allianz Funds and Allianz Funds Multi-Strategy Trust that have Class B shares outstanding in accordance with the Funds’ current policies. Effective on and after the Closing Date, Class B shareholders who have direct accounts with the Funds that involve recurring investments in Class B shares, including through automated investment plans such as the Allianz Funds and PIMCO Funds Auto-Invest program, will have such recurring investments automatically redirected into Class A shares of the same Fund at net asset value, without any sales charges (loads). All other features of Class B shares, including Rule 12b-1 distribution and service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. The Trust and the Distributor each reserves the right at any time to modify or eliminate these policies and restrictions, including on a case-by-case basis. Please call the Distributor at 1-800-426-0107, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

64	PIMCO Funds

Class R Shares—Specified Benefit Plans	Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or PIMCO to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs (except through omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary (“financial service firm”) authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See “How to Buy and Sell Shares—Buying Shares—Class R Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, PIMCO or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Distributor may pay a financial service firm or specified benefit plan an additional amount not to exceed 0.20% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This prospectus should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

Distribution and Servicing (12b-1) Plans	The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

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There is a separate 12b-1 Plan for each class of shares offered in this prospectus. Class A shares pay only servicing fees. Class B, Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
All Funds offering Class A	0.25%	0.00%

Class B
All Funds offering Class B	0.25%	0.75%

Class C
StocksPLUS® Fund	0.25%	0.50%
All other Funds offering Class C	0.25%	0.75%

Class R
All Funds offering Class R	0.25%	0.25%

Because distribution fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class B, Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class B, Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for five, seven or eight years (as applicable) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms	Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission, depending on the Fund involved, of up to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, AGID, PIMCO and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The payments described above are made at the Distributor’s expense. These payments may be made to financial firms selected by the Distributor, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets

66	PIMCO Funds

attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases are expected to terminate, although the actual termination date is not known. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates, and may execute brokerage transactions on behalf of the Funds with such investment consultants or their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

How Fund Shares Are Priced

The NAV of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAVs are calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

Prospectus	67

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed below under “Abusive Trading Practices.”

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the Statement of Additional Information, which can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Statement of Additional Information provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate the initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

68	PIMCO Funds

Calculation of Share Price and Redemption Payments	When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC. NAVs are determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the NYSE Close and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day’s NAV). Please see the Statement of Additional Information for details.

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If your purchase or redemption order is received by the Distributor on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (according to the succeeding day’s NAV).

Buying Shares—Class A, B and C Shares	You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•

Directly from the Distributor.  To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

Buying Shares—Class R Shares	Class R shares of each Fund are continuously offered to specified benefit plans. See “Class R shares—Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

Prospectus	69

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

Investment Minimums	The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion.

There is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may expose the Funds to risks associated with market timing activities. For example, since the Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund’s non-U.S. portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

70	PIMCO Funds

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of a Fund’s portfolio securities. See “How Fund Shares Are Priced” below for more information.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund.

Minimum Account Size	Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds, Allianz Funds Multi-Strategy Trust and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares	You may exchange your Class A, Class B, Class C or Class R shares of any Fund for the same Class of shares of any other fund of the Trust or a fund of Allianz Funds or Allianz Funds Multi-Strategy Trust, subject to any restriction on exchanges set forth in the applicable fund’s prospectus. In addition, you may exchange your Class A, Class B and Class C shares of any Fund for any interval funds that are, or may be, established and managed by Allianz Global Investors Fund Management LLC (“AGIFM”), an affiliate of PIMCO, and its affiliates. See “Exchanges for Interval Funds” below.

Exchanges of Class A, B and C shares are subject to the $1,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds and Allianz Funds Auto-Exchange plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges with respect to exchanges of Class R shares. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this prospectus and “Taxation” in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. You can get an exchange form by calling the Distributor at 1-800-426-0107.

Shares of one class of the Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge, as described in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B, C and R shares.

Prospectus	71

Exchanges for Interval Funds.  As noted above, you may exchange your Class A, Class B and Class C shares of any Fund for shares of interval funds that may be established and managed by AGIFM and its affiliates in the future. Like other exchanges, your shares of a Fund will be exchanged for shares of an interval fund on the basis of their respective NAVs, next calculated after your exchange order is received by the Distributor. Unlike the Funds and other open-end investment companies, interval funds do not allow for daily redemptions, and instead make quarterly offers to repurchase from 5% to 25% of their shares at net asset value. Further, unlike many closed-end investment companies, shares of interval funds are not publicly traded and there is generally no secondary market for their shares. Therefore, shares of interval funds have limited liquidity and you may not be able to sell or exchange such shares when and/or in the amount that you desire.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

Selling Shares— Class A, B and C Shares	You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

•

Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds and PIMCO Funds Fund Link

72	PIMCO Funds

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Selling Shares—Class R Shares	Class R shares may be redeemed through the investor’s plan administrator on any day the NYSE is open. Investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although specified benefit plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Other Redemption Information	Redemptions of all Classes of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

Timing of Redemption Payments	Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Redemptions In Kind	The Trust will redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may

Prospectus	73

request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee	When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.    Name;

2.    Date of birth (for individuals);

3.    Residential or business street address; and

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within thirty days after receipt of your request by the Trust, the Trust will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The following table shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Quarterly	Declared and Paid Annually
All Funds (other than the RealRetirement® Funds)	•
RealRetirement® Funds		•

74	PIMCO Funds

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•

Invest all distributions in shares of the same class of any other fund of the Trust, Allianz Funds or Allianz Funds Multi-Strategy Trust which offers that class at NAV. You must have an account existing in the Fund selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in each Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive unless the distribution is derived from tax-exempt income and is designated as an “exempt-interest dividend.”

•

Taxes on Fund distributions.  If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions of taxable income or capital gains whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Taxable Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

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Taxes when you sell (redeem) or exchange your shares.  You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

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Returns of capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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A Note on the Global Multi-Asset Fund.   One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued private letter rulings which the IRS specifically concluded that income derived from an investment in a subsidiary will also constitute qualifying income to the Fund, even if that subsidiary itself owns commodity-linked swaps. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the GMA Subsidiary.

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A Note on the RealEstateRealReturn Strategy Fund.  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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A Note on Funds of Funds.  The All Asset and All Asset All Authority Funds’ use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds and of certain Acquired Funds described under “Fund Summaries” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Acquired Funds from time to time. Generally, the characteristics and risks of securities and investment techniques that may be used by the Acquired Funds from time to time are similar to those described below. However, the risks associated with an Acquired Fund’s investments are described more fully in each Acquired Fund’s prospectus. Accordingly, please see an Acquired Fund’s prospectus for a more complete description of the Acquired Fund and the risks associated with its investments.

Most of these securities and investment techniques described herein are discretionary, which means that PIMCO, or in the case of a fund that is not managed by PIMCO, such fund’s investment adviser and sub-adviser, as applicable, can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds or Acquired Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. The investments made by the Funds at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those Funds. Accordingly, the performance of the Funds can be expected to vary from that of the other mutual funds. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Because the Global Multi-Asset Fund may invest a portion of its assets in the GMA Subsidiary, which may hold some of the investments described in this prospectus, the Fund may be indirectly exposed to the risks associated with those investments. With respect to its investments, the GMA Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the GMA Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and

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other commodity-linked derivative instruments. The Global Multi-Asset Fund and the GMA Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to their investment in certain securities that may involve leverage, the GMA Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund.

The All Asset and All Asset All Authority Funds invest substantially all of their assets in shares of the Underlying PIMCO Funds, and as such (unless otherwise indicated) do not invest directly in the securities described below. The Underlying PIMCO Funds, however, may invest in such securities. Because the value of an investment in the All Asset and All Asset All Authority Funds is directly related to the investment performance of the Underlying PIMCO Funds in which they invest, the risks of investing in the All Asset and All Asset All Authority Funds are closely related to the risks associated with the Underlying PIMCO Funds and their investments in the securities described below. Please see “Descriptions of the Underlying PIMCO Funds.” Similarly, as the Global Multi-Asset and RealRetirement® Funds may invest in shares of the Acquired Funds, the risks of investing in the Global Multi-Asset Fund may be closely related to the risks associated with the Acquired Funds and their investments. However, as the Global Multi-Asset Fund and RealRetirement® Funds may also invest their assets directly in Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements, other affiliated or unaffiliated funds, and other investments, the Global Multi-Asset and RealRetirement® Funds may be directly exposed to certain risks described below.

Securities Selection	Certain Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities	U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds	Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

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Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). While still tax-exempt, pre-refunded Municipal Bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Funds may invest, without limitation, in residual interest bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying Municipal Bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying municipal bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities	Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Each Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and

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subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Certain Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments	Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities	Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Variable and Floating Rate Securities	Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, each Fund may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds	Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an

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extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities	Each Fund may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

While the Fundamental IndexPLUS™ TR, Fundamental Advantage Total Return Strategy, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® (U.S. Dollar-Hedged), Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Total Return and StocksPLUS® TR Short Strategy Funds will generally invest in equity derivatives, such Funds may invest without limitation directly in equity securities, including common stocks, preferred stocks, and convertible securities. In addition, the RealEstateRealReturn Strategy Fund may invest in REITs and equity securities of issuers in real estate-related industries. When investing directly in equity securities, a Fund will not be limited to only those equity securities with any particular weighting in such Fund’s respective benchmark index, if any. Generally, the Funds may consider investing directly in equity securities when derivatives on the underlying securities appear to be overvalued.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities	Each Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

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Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Each Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities.  Each Fund may invest in securities and instruments that are economically tied to developing (or “emerging market”) countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Funds emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

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Each Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies	The Funds may invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies, and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

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Foreign Currency Transactions.  The Funds may invest in securities denominated in foreign currencies, engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements	Each Fund (including the All Asset and All Asset All Authority Funds) may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings	Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments

82	PIMCO Funds

include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). Each Fund may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

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Correlation Risk.  In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

•

A Note on the Global Multi-Asset Fund.   In light of certain revenue rulings and private letter rulings issued by the IRS, as discussed above under “Tax Consequences—A Note on the Global Multi-Asset Fund,” the Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the GMA Subsidiary (as discussed below). The Fund may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodities futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.

These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Fund may also invest in other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

As described below under “Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary,” the Fund may gain exposure to commodity markets by investing in the GMA Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The IRS issued a revenue ruling that limits the extent to which the Fund may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The GMA Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See “Tax Consequences—A Note on the Global Multi-Asset Fund” above for further information.

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Investments in Wholly-Owned Subsidiary	Investments in the GMA Subsidiary are expected to provide the Global Multi-Asset Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Code and recent IRS revenue rulings, as discussed above under “Tax Consequences—A Note on the Global Multi-Asset Fund.”

It is expected that the GMA Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the GMA Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Fund’s investment in the GMA Subsidiary will likely increase. The GMA Subsidiary will also invest in inflation-indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives position, common and preferred stocks as well as convertible securities of issuers in commodity-related industries, collateralized debt obligations, event-linked bonds and event-linked swaps. To the extent that the Fund invests in the GMA Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this prospectus.

While the GMA Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the GMA Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund.

Exchange-Traded Notes	Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Real Estate Investment Trusts (REITs)	REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

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Delayed Funding Loans and Revolving Credit Facilities	Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions	Each Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked” to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security.

Investment in Other Investment Companies	The All Asset and All Asset All Authority Funds invest substantially all of their assets in other investment companies. Each of the All Asset and All Asset All Authority Fund’s investments in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Global Multi-Asset Fund and RealRetirement® Funds may invest in Underlying PIMCO Funds, and to the extent permitted by the 1940 Act or exemptive relief therefrom, other affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, such as open-end or closed-end management investment companies, exchange-traded funds and exchange traded vehicles. Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The limitation described in the foregoing sentence shall not apply to the Global Multi-Asset Fund’s investment in the GMA Subsidiary. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Short Sales	A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale (other than a “short sales against the box”) must segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Funds may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

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Illiquid Securities	Each Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities	For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. In addition to indirectly bearing the expenses associated with portfolio turnover of the Acquired Funds, the Global Multi-Asset Fund and RealRetirement® Funds will directly bear these expenses to the extent that they invest in other securities and instruments.

Temporary Defensive Strategies	For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies	The investment objective of each of the All Asset All Authority, Fundamental Index PLUS™ TR, Fundamental Advantage Total Return Strategy, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), RealEstateRealReturn Strategy, Small Cap StocksPLUS® TR, StocksPLUS® Long Duration and StocksPLUS® TR Short Strategy Funds is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations	Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities	Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the

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extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

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Descriptions of the Underlying PIMCO Funds

Because the All Asset and All Asset All Authority Funds invest substantially all of their assets in some or all Underlying PIMCO Funds and the Global Multi-Asset Fund and RealRetirement® Funds may invest their assets in some or all of the Underlying PIMCO Funds as discussed above, and not all of the Underlying PIMCO Funds are offered in this prospectus, the following provides a general description of the main investments and other information about the Underlying PIMCO Funds. At the discretion of PIMCO and without shareholder approval, the All Asset, All Asset All Authority, Global Multi-Asset, and RealRetirement® Funds may invest in additional PIMCO Funds created in the future. For a complete description of an Underlying PIMCO Fund, please see that Fund’s Institutional Class prospectus, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1-800-927-4648.

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Short Duration	Money Market	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% of total assets Prime 1; ≤ 5% of total assets Prime 2	0%
	Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	≤ 1 year	Caa to Aaa; max 10% of total assets below B	No Limitation
	Short-Term	Money market instruments and short maturity fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa	0–10% of total assets
	Low Duration	Short maturity fixed income instruments	1–3 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1–3 years	A to Aaa	0%
	Low Duration III	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
Intermediate Duration	Moderate Duration	Short and intermediate maturity fixed income securities	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	High Yield	Higher yielding fixed income securities	+/- 2 years of its benchmark	Min 80% of assets below Baa; max 20% of total assets Caa or below	0–20% of total assets
	Mortgage-Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1–7 years	Baa to Aaa; max 10% of total assets below Aaa	0%

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Descriptions of the Underlying PIMCO Funds (continued)

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
	Total Return	Intermediate maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Total Return II	Intermediate maturity fixed income instruments with quality and non-U.S. issuer restrictions	+/- 2 years of its benchmark	Baa to Aaa	0%
	Total Return III	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Investment Grade Corporate Bond	Corporate fixed income securities	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
Long Duration	Long Duration Total Return	Long-term maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Extended Duration	Long-term maturity fixed income instruments	+/- 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%
	Long-Term Credit	Long-term maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0–30% of total assets
Income	Income	Broad range of fixed income instruments	2–8 years	Caa to Aaa; max 50% of total assets below Baa	No Limitation
Real Return Strategy	Real Return	Inflation-indexed fixed income instruments	+/- 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Real Return Asset	Inflation-indexed fixed income securities	+/- 4 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0–30% of total assets
	CommodityReal- Return Strategy®	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤ 10 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	RealEstateReal- Return Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤ 10 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
Tax-Exempt	California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤ 3 years	Caa to Aaa; max 10% of total assets below Baa	0%

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Descriptions of the Underlying PIMCO Funds (continued)

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%
	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% of total assets below Baa	0%
	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% of total assets below Baa	0%
	MuniGO	State, county and city general obligation and pre-refunded municipal bonds (exempt from federal income tax)	+/- 2 years of its benchmark	Baa to Aaa	0%
	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% of total assets below Baa	0%
	High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4–11 years	No Limitation	0%
International	Developing Local Markets	Currencies or fixed income instruments denominated in currencies of non-U.S. countries	≤ 8 years	Max 15% of total assets below B	≥ 80% of assets(3)
	Emerging Markets and Infrastructure Bond	Emerging market and infrastructure fixed income instruments	≤ 10 years	Max 20% of total assets below Ba	No Limitation
	Emerging Markets Bond	Emerging market fixed income instruments	≤ 8 years	Max 15% of total assets below B	≥ 80% of assets(3)
	Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	≥ 80% of assets(3)
	Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	≥ 80% of assets(3)
	Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	≤ 8 years	Max 15% of total assets below B	No Limitation
	Global Bond (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	25–75% of total assets(3)
	Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	25–75% of total assets(3)
	Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3–8 years	Max 10% below B	No Limitation
	Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/- 2 years of its benchmark	Max 15% of total assets below B	≥ 80% of assets(3)

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Descriptions of the Underlying PIMCO Funds (continued)

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Convertible	Convertible	Convertible securities	N/A	Max 20% of total assets below B	0–30% of total assets
Absolute Return	Unconstrained Bond	Broad range of fixed income instruments	(-3) to 8 years	Max 40% of total assets below Baa	No Limitation
	Unconstrained Tax Managed Bond	Broad range of fixed income instruments	(-3) to 10 years	Max 40% of total assets below Baa	0–50% of total assets
Domestic Equity-Related	Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFI® 1000 hedged by short exposure to the S&P 500 stock index, backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	No Limitation
	Fundamental IndexPLUS™	Enhanced RAFI® 1000 Index derivatives backed by a short duration portfolio of fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Fundamental IndexPLUS™ TR	Enhanced RAFI® 1000 Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Small Cap StocksPLUS® TR	Russell 2000® Index derivatives backed by a diversified portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	StocksPLUS® Long Duration	S&P 500 stock index derivatives backed by a portfolio of actively managed long-term fixed income instruments	+/- 2 years of Barclays Capital Long Term Government/ Credit Index	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	StocksPLUS® Total Return	S&P 500 stock index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	StocksPLUS®	S&P 500 stock index derivatives backed by a short duration portfolio of fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	StocksPLUS® TR Short Strategy	Short S&P 500 stock index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
International Equity-Related	EM Fundamental IndexPLUS™ TR Strategy	Enhanced RAFI® Emerging Markets Fundamental Index® derivatives backed by a portfolio of fixed	Min. 1 year; max 2 years above the BCAG	B to Aaa; max 10% of total assets below Baa	No Limitation
	International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(5)

92	PIMCO Funds

Descriptions of the Underlying PIMCO Funds (continued)

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
U.S. Government Securities	Government Money Market	U.S. government securities	≤ 90 days dollar- weighted average maturity	Aaa equivalent	0%
Treasury	Treasury Money Market	U.S. Treasury securities	≤ 90 days dollar-weighted average maturity	Aaa equivalent	0%

(1)	As rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.
(2)

Each Underlying PIMCO Fund (except the California Intermediate Municipal Bond, California Short Duration Municipal Income, Government Money Market, High Yield Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, MuniGO, New York Municipal Bond, Short Duration Municipal Income, Total Return II and Treasury Money Market Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4)

The Barclays Capital U.S. Aggregate Index (“BCAG”) covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(5)	Limitation with respect to the Fund’s fixed income investments. The Fund may invest without limit in equity securities denominated in non-U.S. currencies.

Prospectus	93

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or class commenced operations. Certain information reflects financial results for a single Fund share. For the StocksPLUS® Long Duration Fund, the information below reflects financial results for Institutional Class shares of the Fund, which are offered in a separate prospectus. Class A shares of the StocksPLUS® Long Duration Fund had not commenced operations during the periods shown. The performance shown below differs from that which would have been achieved by Class A shares of the StocksPLUS® Long Duration Fund to the extent Class A shares have different expenses than Institutional Class shares. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is available free of charge upon request from the Distributor. The annual report is also available for download free of charge at http://www.allianzinvestors.com.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
All Asset Fund
Class A
03/31/2009	$12.54	$0.56	$(2.82)	$(2.26)	$(0.58)	$0.00
03/31/2008	12.74	0.89	(0.16)	0.73	(0.93)	0.00
03/31/2007	12.56	0.70	0.20	0.90	(0.68)	(0.04)
03/31/2006	12.60	0.81	(0.08)	0.73	(0.71)	(0.06)
03/31/2005	12.78	0.81	(0.22)	0.59	(0.70)	(0.07)
Class B
03/31/2009	12.47	0.46	(2.79)	(2.33)	(0.50)	0.00
03/31/2008	12.67	0.78	(0.14)	0.64	(0.84)	0.00
03/31/2007	12.49	0.60	0.21	0.81	(0.59)	(0.04)
03/31/2006	12.54	0.70	(0.07)	0.63	(0.62)	(0.06)
03/31/2005	12.73	0.70	(0.20)	0.50	(0.62)	(0.07)
Class C
03/31/2009	12.45	0.47	(2.80)	(2.33)	(0.50)	0.00
03/31/2008	12.65	0.78	(0.14)	0.64	(0.84)	0.00
03/31/2007	12.48	0.60	0.20	0.80	(0.59)	(0.04)
03/31/2006	12.54	0.71	(0.08)	0.63	(0.63)	(0.06)
03/31/2005	12.73	0.71	(0.21)	0.50	(0.62)	(0.07)
Class R
03/31/2009	12.55	0.60	(2.90)	(2.30)	(0.56)	0.00
03/31/2008	12.77	0.90	(0.20)	0.70	(0.92)	0.00
03/31/2007	12.61	0.66	0.20	0.86	(0.66)	(0.04)
01/31/2006 – 03/31/2006	12.85	0.03	(0.21)	(0.18)	(0.06)	0.00
All Asset All Authority Fund
Class A
03/31/2009	$10.96	$0.55	$(1.88)	$(1.33)	$(0.48)	$(0.12)
03/31/2008	10.67	0.72	0.34	1.06	(0.77)	0.00
03/31/2007	10.61	0.58	0.05	0.63	(0.55)	(0.02)
07/29/2005 – 03/31/2006	10.96	0.57	(0.39)	0.18	(0.51)	(0.02)
Class C
03/31/2009	10.92	0.50	(1.90)	(1.40)	(0.41)	(0.12)
03/31/2008	10.64	0.63	0.34	0.97	(0.69)	0.00
03/31/2007	10.58	0.50	0.06	0.56	(0.48)	(0.02)
07/29/2005 – 03/31/2006	10.96	0.47	(0.35)	0.12	(0.48)	(0.02)
Fundamental Advantage Total Return Fund
Class A
07/31/2008 – 03/31/2009	$9.81	$0.24	$(0.56)	$(0.32)	$(0.02)	$(5.11)
Class C
07/31/2008 – 03/31/2009	9.81	0.21	(0.49)	(0.28)	(0.01)	(5.11)

(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.90%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.65%.
(d)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.40%.
(e)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.025% to 0.175%.
(f)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.20%.
(g)	Ratio of expenses to average net assets included line of credit expenses.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.825%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.575%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.125%.

94	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.58)	$9.70	(18.33)%	$990,893	0.805%(h)	0.805%(h)	5.01%		89%
0.00	(0.93)	12.54	5.85	1,584,884	0.805(h)	0.805(h)	6.93		96
0.00	(0.72)	12.74	7.36	1,501,507	0.835(e)	0.835(e)	5.56		86
0.00	(0.77)	12.56	5.83	1,716,654	0.87(d)	0.87(d)	6.25		56
0.00	(0.77)	12.60	4.66	907,980	0.86(b)	0.86(b)	6.42		92

0.00	(0.50)	9.64	(18.98)	137,548	1.555(i)	1.555(i)	4.12		89
0.00	(0.84)	12.47	5.10	237,231	1.555(i)	1.555(i)	6.15		96
0.00	(0.63)	12.67	6.61	269,784	1.585(e)	1.585(e)	4.82		86
0.00	(0.68)	12.49	5.05	312,732	1.62(d)	1.62(d)	5.45		56
0.00	(0.69)	12.54	3.90	194,889	1.61(c)	1.61(c)	5.56		92

0.00	(0.50)	9.62	(18.99)	836,206	1.555(i)	1.555(i)	4.26		89
0.00	(0.84)	12.45	5.12	1,236,340	1.555(i)	1.555(i)	6.14		96
0.00	(0.63)	12.65	6.53	1,304,837	1.585(e)	1.585(e)	4.81		86
0.00	(0.69)	12.48	5.00	1,549,370	1.62(d)	1.62(d)	5.58		56
0.00	(0.69)	12.54	3.94	777,105	1.61(c)	1.61(c)	5.66		92

0.00	(0.56)	9.69	(18.60)	2,031	1.105(j)	1.105(j)	5.70		89
0.00	(0.92)	12.55	5.60	456	1.105(j)	1.105(j)	7.04		96
0.00	(0.70)	12.77	7.01	36	1.135	1.135	5.23		86
0.00	(0.06)	12.61	(1.38)	10	1.15*	1.15*	1.25	*	56

$0.00	$(0.60)	$9.03	(12.25)%	$544,594	1.16%(g)	0.85%	5.63%		117%
0.00	(0.77)	10.96	10.31	363,665	2.47(g)	0.85	6.66		116
0.00	(0.57)	10.67	6.16	236,772	2.41(f)(g)	0.87(f)	5.45		128
0.00	(0.53)	10.61	1.57	227,564	2.06*(d)(g)	0.90*(d)	8.00	*	62

0.00	(0.53)	8.99	(12.87)	248,865	1.91(g)	1.60	5.10		117
0.00	(0.69)	10.92	9.44	168,527	3.26(g)	1.60	5.86		116
0.00	(0.50)	10.64	5.43	140,296	3.16(f)(g)	1.62(f)	4.72		128
0.00	(0.50)	10.58	1.03	125,977	2.80*(d)(g)	1.65*(d)	6.62	*	62

$0.00	$(5.13)	$4.36	(1.90)%	$764	2.89%*	1.29%*	6.65	%*	621%

0.00	(5.12)	4.41	(1.59)	387	3.43*	2.04*	5.14	*	621

Prospectus	95

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Fundamental IndexPLUSTM TR Fund
Class A
03/31/2009	$9.38	$0.38	$(4.85)	$(4.47)	$0.00	$(0.08)
03/31/2008	10.42	0.47	(0.83)	(0.36)	(0.15)	0.00
03/31/2007	10.27	0.40	1.09	1.49	(1.34)	0.00
06/30/2005 – 03/31/2006	10.00	0.26	0.45	0.71	(0.44)	0.00
Class C
03/31/2009	9.32	0.33	(4.81)	(4.48)	0.00	(0.08)
03/31/2008	10.39	0.39	(0.84)	(0.45)	(0.10)	0.00
03/31/2007	10.26	0.33	1.09	1.42	(1.29)	0.00
06/30/2005 – 03/31/2006	10.00	0.20	0.47	0.67	(0.41)	0.00
Global Multi-Asset Fund
Class A
10/29/2008 – 03/31/2009	$10.00	$0.17	$(0.55)	$(0.38)	$(0.32)	$0.00
Class C
10/29/2008 – 03/31/2009	10.00	0.08	(0.48)	(0.40)	(0.32)	0.00
Class R
10/29/2008 – 03/31/2009	10.00	0.07	(0.46)	(0.39)	(0.31)	0.00
International StocksPLUS® TR Strategy Fund (Unhedged)
Class A
03/31/2009	$9.51	$0.34	$(5.11)	$(4.77)	$0.00	$(0.06)
03/31/2008	10.20	0.45	(0.32)	0.13	(0.38)	0.00
11/30/2006 – 03/31/2007	10.00	0.14	0.47	0.61	(0.41)	0.00
Class C
03/31/2009	9.45	0.30	(5.07)	(4.77)	0.00	(0.06)
03/31/2008	10.19	0.37	(0.32)	0.05	(0.34)	0.00
11/30/2006 – 03/31/2007	10.00	0.12	0.46	0.58	(0.39)	0.00
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
Class A
03/31/2009	$10.23	$0.53	$(4.38)	$(3.85)	$0.00	$0.00
03/31/2008	12.17	0.53	(2.13)	(1.60)	(0.28)	(0.06)
03/31/2007	12.33	0.47	1.17	1.64	(1.80)	0.00
03/31/2006	10.39	0.37	2.97	3.34	(1.40)	0.00
03/31/2005	10.76	0.10	1.06	1.16	(1.04)	(0.34)
Class B
03/31/2009	10.08	0.46	(4.29)	(3.83)	0.00	0.00
03/31/2008	12.03	0.43	(2.11)	(1.68)	(0.21)	(0.06)
03/31/2007	12.21	0.37	1.16	1.53	(1.71)	0.00
03/31/2006	10.33	0.27	2.95	3.22	(1.34)	0.00
03/31/2005	10.76	0.03	1.04	1.07	(1.01)	(0.34)
Class C
03/31/2009	10.10	0.46	(4.30)	(3.84)	0.00	0.00
03/31/2008	12.04	0.43	(2.10)	(1.67)	(0.21)	(0.06)
03/31/2007	12.22	0.37	1.16	1.53	(1.71)	0.00
03/31/2006	10.33	0.27	2.96	3.23	(1.34)	0.00
03/31/2005	10.74	0.00	1.08	1.08	(1.00)	(0.34)

(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.76%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.42%.
(d)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.39%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.81%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.55%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.97%.
(h)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.45%.
(i)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.50%.
(j)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.45%.

96	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.04)	$(0.12)	$4.79	(47.81)%	$7,882	2.07%		1.19%		5.17%		564%
(0.53)	(0.68)	9.38	(4.01)	27,595	1.70		1.19		4.49		279
0.00	(1.34)	10.42	15.00	27,519	1.14		1.14		3.85		464
0.00	(0.44)	10.27	7.19	24,117	1.15	*	1.15	*	3.40	*	426

(0.02)	(0.10)	4.74	(48.13)	2,941	2.79		1.94		4.34		564
(0.52)	(0.62)	9.32	(4.83)	11,296	2.43		1.94		3.72		279
0.00	(1.29)	10.39	14.23	13,045	1.89		1.89		3.20		464
0.00	(0.41)	10.26	6.75	5,726	1.90	*	1.90	*	2.64	*	426

$0.00	$(0.32)	$9.30	(3.91)%	$41,693	1.12	%*(e)	1.12	%*(e)	4.38	%*	83%

0.00	(0.32)	9.28	(4.13)	16,972	1.87	*(f)	1.87	*(f)	1.99	*	83

0.00	(0.31)	9.30	(4.03)	151	1.37	(g)	1.37	(g)	1.80	*	83

$(0.11)	$(0.17)	$4.57	(50.47)%	$540	2.10%		1.04%		4.69%		456%
(0.44)	(0.82)	9.51	0.86	1,881	2.11	(d)	1.06	(d)	4.47		384
0.00	(0.41)	10.20	6.25	68	1.09	*(b)	1.09	*(b)	4.33	*	197

(0.09)	(0.15)	4.53	(50.76)	71	2.88		1.79		3.97		456
(0.45)	(0.79)	9.45	0.06	398	2.60	(d)	1.81	(d)	3.65		384
0.00	(0.39)	10.19	5.95	83	1.84	*(c)	1.84	*(c)	3.54	*	197

$0.00	$0.00	$6.38	(37.63)%	$5,192	2.95%		1.15%		6.19%		1,001%
0.00	(0.34)	10.23	(13.59)	11,923	2.03	(j)	1.18	(j)	4.39		908
0.00	(1.80)	12.17	14.16	18,187	1.23	(i)	1.22	(i)	3.86		696
0.00	(1.40)	12.33	32.93	19,522	1.28	(h)	1.28	(h)	3.11		682
(0.15)	(1.53)	10.39	9.70	2,643	1.35		1.35		0.91		666

0.00	0.00	6.25	(38.00)	2,702	3.72		1.90		5.32		1,001
0.00	(0.27)	10.08	(14.31)	9,274	2.80	(j)	1.93	(j)	3.66		908
0.00	(1.71)	12.03	13.32	14,625	1.98	(i)	1.97	(i)	3.12		696
0.00	(1.34)	12.21	31.97	14,053	2.03	(h)	2.03	(h)	2.34		682
(0.15)	(1.50)	10.33	8.83	1,952	2.10		2.10		0.29		666

0.00	0.00	6.26	(38.02)	2,751	3.72		1.90		5.39		1,001
0.00	(0.27)	10.10	(14.22)	8,140	2.78	(j)	1.93	(j)	3.65		908
0.00	(1.71)	12.04	13.30	12,356	1.98	(i)	1.97	(i)	3.12		696
0.00	(1.34)	12.22	32.02	12,639	2.03	(h)	2.03	(h)	2.33		682
(0.15)	(1.49)	10.33	8.92	2,397	2.10		2.10		0.04		666

Prospectus	97

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RealEstateRealReturn Strategy Fund
Class A
03/31/2009	$5.95	$0.15	$(4.06)	$(3.91)	$0.00	$0.00
03/31/2008	7.51	0.32	(1.12)	(0.80)	(0.76)	0.00
03/31/2007	9.12	0.24	1.30	1.54	(3.15)	0.00
03/31/2006	9.26	0.40	2.58	2.98	(3.02)	(0.10)
03/31/2005	11.95	0.26	1.29	1.55	(3.95)	(0.22)
Class B
03/31/2009	5.84	0.12	(3.98)	(3.86)	0.00	0.00
03/31/2008	7.39	0.28	(1.11)	(0.83)	(0.72)	0.00
03/31/2007	9.02	0.16	1.30	1.46	(3.09)	0.00
03/31/2006	9.20	0.33	2.54	2.87	(2.95)	(0.10)
03/31/2005	11.94	0.16	1.29	1.45	(3.90)	(0.22)
Class C
03/31/2009	5.84	0.11	(3.97)	(3.86)	0.00	0.00
03/31/2008	7.39	0.28	(1.11)	(0.83)	(0.72)	0.00
03/31/2007	9.02	0.16	1.30	1.46	(3.09)	0.00
03/31/2006	9.20	0.32	2.55	2.87	(2.95)	(0.10)
03/31/2005	11.93	0.17	1.29	1.46	(3.90)	(0.22)
RealRetirement® 2010 Fund
Class A
03/31/2009	$10.00	$0.47	$(2.25)	$(1.78)	$(0.34)	$(1.12)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
07/31/2008 – 03/31/2009	9.73	0.20	(1.75)	(1.55)	(0.31)	(1.12)
Class R
07/31/2008 – 03/31/2009	9.73	0.22	(1.76)	(1.54)	(0.31)	(1.12)
RealRetirement® 2020 Fund
Class A
03/31/2009	$10.00	$0.45	$(2.66)	$(2.21)	$(0.32)	$(1.08)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
07/31/2008 – 03/31/2009	9.74	0.25	(2.24)	(1.99)	(0.28)	(1.08)
Class R
07/31/2008 – 03/31/2009	9.74	0.28	(2.24)	(1.96)	(0.30)	(1.08)
RealRetirement® 2030 Fund
Class A
03/31/2009	$10.00	$0.30	$(3.02)	$(2.72)	$(0.29)	$(1.08)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
07/31/2008 – 03/31/2009	9.73	0.10	(2.57)	(2.47)	(0.28)	(1.08)
Class R
07/31/2008 – 03/31/2009	9.73	0.25	(2.71)	(2.46)	(0.27)	(1.08)
RealRetirement® 2040 Fund
Class A
03/31/2009	$10.00	$0.27	$(3.59)	$(3.32)	$(0.27)	$(1.09)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
07/31/2008 – 03/31/2009	9.71	0.17	(3.21)	(3.04)	(0.25)	(1.09)
Class R
07/31/2008 – 03/31/2009	9.71	0.19	(3.20)	(3.01)	(0.27)	(1.09)
RealRetirement® 2050 Fund
Class A
03/31/2009	$10.00	$0.17	$(3.67)	$(3.50)	$(0.21)	$(1.00)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
07/31/2008 – 03/31/2009	9.63	0.10	(3.24)	(3.14)	(0.20)	(1.00)
Class R
07/31/2008 – 03/31/2009	9.63	0.12	(3.24)	(3.12)	(0.21)	(1.00)
Small Cap StocksPLUS TR® Fund
Class A
03/31/2009	$9.06	$0.27	$(3.68)	$(3.41)	$0.00	$0.00
03/31/2008	10.58	0.43	(1.44)	(1.01)	(0.39)	(0.12)
07/31/2006 – 03/31/2007	9.13	0.29	1.29	1.58	(0.13)	0.00
Class C
03/31/2009	8.97	0.22	(3.65)	(3.43)	0.00	0.00
03/31/2008	10.52	0.35	(1.44)	(1.09)	(0.34)	(0.12)
07/31/2006 – 03/31/2007	9.13	0.24	1.28	1.52	(0.13)	0.00

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.45%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.54%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.62%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.41%.
(f)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.44%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 9.83%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.16%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.29%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.92%.

98	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$0.00	$2.04	(65.71)%	$6,874	1.30%		1.19%		3.43%		1288%
0.00	(0.76)	5.95	(10.18)	23,420	1.20		1.19		5.03		900
0.00	(3.15)	7.51	19.57	39,649	1.19		1.19		2.71		538
0.00	(3.12)	9.12	35.66	39,523	1.21	(b)	1.21	(b)	3.95		337
(0.07)	(4.24)	9.26	10.22	21,648	1.24		1.24		2.40		510

0.00	0.00	1.98	(66.10)	1,926	2.06		1.94		2.67		1288
0.00	(0.72)	5.84	(10.81)	6,843	1.95		1.94		4.42		900
0.00	(3.09)	7.39	18.73	15,348	1.94		1.94		1.90		538
0.00	(3.05)	9.02	34.49	12,290	1.97	(b)	1.97	(b)	3.23		337
(0.07)	(4.19)	9.20	9.29	7,407	1.99		1.99		1.50		510

0.00	0.00	1.98	(66.10)	4,009	2.06		1.94		2.65		1288
0.00	(0.72)	5.84	(10.79)	13,271	1.95		1.94		4.35		900
0.00	(3.09)	7.39	18.72	27,610	1.94		1.94		1.89		538
0.00	(3.05)	9.02	34.50	23,781	1.96	(b)	1.96	(b)	3.19		337
(0.07)	(4.19)	9.20	9.33	14,311	1.99		1.99		1.61		510

$0.00	$(1.46)	$6.76	(17.78)%	$261	0.87	%(d)	0.87	%(d)	6.14%		186%
0.00	0.00	10.00	0.00	10	0.74	*	0.74	*	(0.74	)*	0

0.00	(1.43)	6.75	(15.98)	101	1.69	*(e)	1.69	*(e)	4.37	*	186

0.00	(1.43)	6.76	(15.77)	36	1.23	*(g)	1.23	*(g)	4.34	*	186

$0.00	$(1.40)	$6.39	(22.23)%	$209	0.82	%(i)	0.82	%(i)	5.59%		232%
0.00	0.00	10.00	0.00	10	0.74	*	0.74	*	(0.74	)*	0

0.00	(1.36)	6.39	(20.57)	8	1.59	*(j)	1.59	*(j)	4.95	*	232

0.00	(1.38)	6.40	(20.25)	8	1.09	*(k)	1.09	*(k)	5.45	*	232

$0.00	$(1.37)	$5.91	(27.55)%	$64	0.93	%(l)	0.93	%(l)	3.86%		233%
0.00	0.00	10.00	0.00	10	0.76	*	0.76	*	(0.76	)*	0

0.00	(1.36)	5.90	(25.73)	81	1.72	*(m)	1.72	*(m)	2.44	*	233

0.00	(1.35)	5.92	(25.60)	8	1.13	*(n)	1.13	*(n)	5.29	*	233

$0.00	$(1.36)	$5.32	(33.76)%	$30	0.93	%(o)	0.93	%(o)	3.93%		244%
0.00	0.00	10.00	0.00	10	0.84	*	0.84	*	(0.84	)*	0

0.00	(1.34)	5.33	(31.88)	7	1.70	*(p)	1.70	*(p)	3.82	*	244

0.00	(1.36)	5.34	(31.61)	8	1.20	*(q)	1.20	*(q)	4.32	*	244

$0.00	$(1.21)	$5.29	(35.50)%	$20	0.96	%(r)	0.96	%(r)	2.43%		227%
0.00	0.00	10.00	0.00	10	0.89	*	0.89	*	(0.89	)*	0

0.00	(1.20)	5.29	(33.22)	8	1.73	*(s)	1.73	*(s)	2.27	*	227

0.00	(1.21)	5.30	(32.94)	11	1.23	*(s)	1.23	*(s)	2.84	*	227

$(0.03)	$(0.03)	$5.62	(37.73)%	$823	1.48%		1.09%		3.95%		609%
0.00	(0.51)	9.06	(9.95)	161	1.97	(f)	1.11	(f)	4.25		403
0.00	(0.13)	10.58	17.29	97	1.14	*(c)	1.14	*(c)	4.21	*	671

0.00	0.00	5.54	(38.24)	744	2.32		1.84		3.24		609
0.00	(0.46)	8.97	(10.74)	444	2.71	(f)	1.86	(f)	3.52		403
0.00	(0.13)	10.52	16.64	196	1.89	*(h)	1.89	*(h)	3.46	*	671

(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.42%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.18%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.31%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.90%.
(o)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 5.59%.
(p)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 5.74%.
(q)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 5.43%.
(r)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 5.19%.
(s)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 6.10%.

Prospectus	99

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
StocksPLUS® Fund
Class A
03/31/2009	$9.69	$0.29	$(4.60)	$(4.31)	$(0.59)	$0.00
03/31/2008	10.80	0.48	(1.01)	(0.53)	(0.58)	0.00
03/31/2007	10.14	0.42	0.66	1.08	(0.42)	0.00
03/31/2006	9.48	0.29	0.60	0.89	(0.23)	0.00
03/31/2005	9.47	0.10	0.40	0.50	(0.49)	0.00
Class B
03/31/2009	9.45	0.23	(4.48)	(4.25)	(0.54)	0.00
03/31/2008	10.54	0.39	(0.99)	(0.60)	(0.49)	0.00
03/31/2007	9.90	0.33	0.65	0.98	(0.34)	0.00
03/31/2006	9.27	0.20	0.61	0.81	(0.18)	0.00
03/31/2005	9.28	0.02	0.39	0.41	(0.42)	0.00
Class C
03/31/2009	9.53	0.24	(4.51)	(4.27)	(0.56)	0.00
03/31/2008	10.62	0.42	(0.99)	(0.57)	(0.52)	0.00
03/31/2007	9.98	0.37	0.64	1.01	(0.37)	0.00
03/31/2006	9.35	0.23	0.60	0.83	(0.20)	0.00
03/31/2005	9.35	0.05	0.39	0.44	(0.44)	0.00
Class R
03/31/2009	9.85	0.27	(4.67)	(4.40)	(0.57)	0.00
03/31/2008	10.97	0.45	(1.02)	(0.57)	(0.55)	0.00
03/31/2007	10.29	0.40	0.67	1.07	(0.39)	0.00
03/31/2006	9.63	0.28	0.60	0.88	(0.22)	0.00
03/31/2005	9.63	0.09	0.39	0.48	(0.48)	0.00
StocksPLUS® Long Duration Fund
Institutional Class
03/31/2009	$9.21	$0.31	$(3.95)	$(3.64)	$(0.09)	$0.00
08/31/2007 – 03/31/2008	10.00	0.26	(0.65)	(0.39)	0.00	(0.15)
StocksPLUS® Total Return Fund
Class A
03/31/2009	$10.04	$0.48	$(5.10)	$(4.62)	$(0.51)	$0.00
03/31/2008	11.89	0.55	(0.71)	(0.16)	(0.61)	(1.08)
03/31/2007	11.74	0.48	0.88	1.36	(0.46)	(0.75)
03/31/2006	12.40	0.41	0.77	1.18	(0.63)	(1.21)
03/31/2005	12.16	0.11	0.66	0.77	(0.11)	(0.42)
Class B
03/31/2009	9.85	0.42	(5.01)	(4.59)	(0.46)	0.00
03/31/2008	11.71	0.45	(0.69)	(0.24)	(0.54)	(1.08)
03/31/2007	11.59	0.39	0.86	1.25	(0.38)	(0.75)
03/31/2006	12.26	0.31	0.78	1.09	(0.55)	(1.21)
03/31/2005	12.07	0.02	0.65	0.67	(0.06)	(0.42)
Class C
03/31/2009	9.87	0.42	(5.02)	(4.60)	(0.46)	0.00
03/31/2008	11.73	0.45	(0.69)	(0.24)	(0.54)	(1.08)
03/31/2007	11.60	0.39	0.86	1.25	(0.37)	(0.75)
03/31/2006	12.27	0.31	0.77	1.08	(0.54)	(1.21)
03/31/2005	12.08	0.02	0.65	0.67	(0.06)	(0.42)
StocksPLUS® TR Short Strategy Fund
Class A
03/31/2009	$9.39	$0.35	$2.92	$3.27	$(0.27)	$(5.66)
03/31/2008	8.37	0.34	1.08	1.42	(0.40)	0.00
07/31/2006 – 03/31/2007	9.15	0.24	(0.66)	(0.42)	(0.36)	0.00
Class C
03/31/2009	9.36	0.27	2.91	3.18	(0.23)	(5.66)
03/31/2008	8.36	0.29	1.06	1.35	(0.35)	0.00
07/31/2006 – 03/31/2007	9.15	0.20	(0.67)	(0.47)	(0.32)	0.00

(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.05% to 0.35%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.20%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.95%.
(e)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.30%.
(f)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.40%.
(g)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.25%.
(h)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.44%.
(i)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.39%.
(j)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.44%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.68%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.67%.

100	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.59)	$4.79	(46.61)%	$53,364	1.52%		0.90%		3.82%	425%
0.00	(0.58)	9.69	(5.33)	101,021	1.03	(g)	0.93	(g)	4.35	67
0.00	(0.42)	10.80	10.80	132,721	0.97	(e)	0.97	(e)	4.07	76
0.00	(0.23)	10.14	9.50	139,925	1.03	(b)	1.03	(b)	2.93	239
0.00	(0.49)	9.48	5.39	144,810	1.05		1.05		1.05	371

0.00	(0.54)	4.66	(46.99)	6,937	2.25		1.65		3.04	425
0.00	(0.49)	9.45	(6.00)	21,826	1.78	(g)	1.68	(g)	3.61	67
0.00	(0.34)	10.54	10.00	35,864	1.72	(e)	1.72	(e)	3.28	76
0.00	(0.18)	9.90	8.75	59,698	1.78	(b)	1.78	(b)	2.11	239
0.00	(0.42)	9.27	4.46	101,416	1.80		1.80		0.23	371

0.00	(0.56)	4.70	(46.88)	29,321	2.02		1.40		3.31	425
0.00	(0.52)	9.53	(5.69)	72,282	1.53	(g)	1.43	(g)	3.85	67
0.00	(0.37)	10.62	10.24	96,352	1.47	(e)	1.47	(e)	3.57	76
0.00	(0.20)	9.98	8.90	109,035	1.53	(b)	1.53	(b)	2.41	239
0.00	(0.44)	9.35	4.82	133,950	1.55		1.55		0.51	371

0.00	(0.57)	4.88	(46.69)	1,147	1.76		1.15		3.56	425
0.00	(0.55)	9.85	(5.56)	2,925	1.30	(g)	1.17	(g)	4.08	67
0.00	(0.39)	10.97	10.56	2,337	1.22	(e)	1.22	(e)	3.83	76
0.00	(0.22)	10.29	9.19	2,360	1.27	(b)	1.27	(b)	2.76	239
0.00	(0.48)	9.63	5.13	1,355	1.30		1.30		0.96	371

$0.00	$(0.09)	$5.48	(39.72)%	$206,821	0.81%		0.59%		4.39%	464%
(0.25)	(0.40)	9.21	(4.23)	122,184	0.61	*(k)	0.59	*(l)	4.66 *	272

$(0.06)	$(0.57)	$4.85	(47.17)%	$12,052	2.97%		1.04%		6.20%	521%
0.00	(1.69)	10.04	(2.71)	25,661	2.68	(i)	1.07	(i)	4.64	411
0.00	(1.21)	11.89	11.77	39,296	1.11	(h)	1.11	(h)	4.07	284
0.00	(1.84)	11.74	9.74	41,234	1.17	(d)	1.17	(d)	3.28	322
0.00	(0.53)	12.40	6.24	40,704	1.19	(c)	1.19	(c)	0.89	414

(0.06)	(0.52)	4.74	(47.62)	5,619	3.75		1.79		5.42	521
0.00	(1.62)	9.85	(3.40)	16,220	3.47	(i)	1.82	(i)	3.90	411
0.00	(1.13)	11.71	10.87	20,416	1.86	(h)	1.86	(h)	3.34	284
0.00	(1.76)	11.59	9.05	19,425	1.92	(f)	1.92	(f)	2.54	322
0.00	(0.48)	12.26	5.42	15,881	1.94	(d)	1.94	(d)	0.16	414

(0.06)	(0.52)	4.75	(47.61)	6,559	3.74		1.79		5.43	521
0.00	(1.62)	9.87	(3.39)	17,702	3.43	(i)	1.82	(i)	3.89	411
0.00	(1.12)	11.73	10.93	24,131	1.86	(h)	1.86	(h)	3.33	284
0.00	(1.75)	11.60	8.98	26,952	1.92	(f)	1.92	(f)	2.49	322
0.00	(0.48)	12.27	5.41	29,975	1.94	(d)	1.94	(d)	0.16	414

$0.00	$(5.93)	$6.73	45.90%	$44,892	2.09%		1.09%		4.08%	515%
0.00	(0.40)	9.39	17.79	39,964	1.61	(j)	1.11	(j)	3.75	220
0.00	(0.36)	8.37	(4.51)	647	1.14	*	1.14	*	4.31 *	413

0.00	(5.89)	6.65	44.87	10,698	2.97		1.84		3.33	515
0.00	(0.35)	9.36	16.84	2,888	2.49	(j)	1.86	(j)	3.30	220
0.00	(0.32)	8.36	(5.09)	97	1.89	*	1.89	*	3.60 *	413

Prospectus	101

Appendix A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which a Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.	Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

Prospectus	A-1

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-2	PIMCO Funds

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among other, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

Prospectus	A-3

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

A-4	PIMCO Funds

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.	Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

Prospectus	A-5

RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

A-6	PIMCO Funds

PIMCO Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105-4800

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.allianzinvestors.com for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Investment Company Act File number 811-05028

PIMCO Funds	INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Allianz Global Investors, the asset management subsidiary of Allianz SE, has more than $1 trillion under management for our clients worldwide.1 Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management[2]	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 3/31/09.

2 Cadence Capital Management is an independently owned investment firm.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your financial advisor.

This cover is not part of the Prospectus.	AZ910_010110